Prospectus Supplement (Sales Report) No. 5 dated February 8, 2011 to Prospectus dated January 7, 2011	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated January 7, 2011 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated January 7, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 600814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600814	$10,000	$10,000	15.28%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 600814. Member loan 600814 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Interactive Data Inc.	Debt-to-income ratio:	16.49%
Length of employment:	< 1 year	Location:	Somerville, MA

Home town:
Current & past employers:	Interactive Data Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	11
Revolving Credit Balance:	$11,959.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Interactive Data Inc. and where did you work prior to that?	I'm a Software Engineer. Prior to that I worked at BAE Systems for 2.5 years in Nashua, NH.
What caused the delinquency 11 months ago? and what is being done diferent to avoid a reoccurence?	My payment date changed unexpectedly. It's the only delinquency I've ever had, but I'm keeping a better eye on the payment dates!

Member Payment Dependent Notes Series 619498

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
619498	$25,000	$25,000	20.85%	1.00%	February 8, 2011	February 8, 2016	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 619498. Member loan 619498 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,459 / month
Current employer:	U.S. Army	Debt-to-income ratio:	17.36%
Length of employment:	10+ years	Location:	Fayetteville, NC

Home town:
Current & past employers:	U.S. Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,778.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Check military pay scale for E-7 (SFC) w. 14 years of service
Are you planning on starting a business?	Persson Global Ventures LLC started in late Oct. 2010
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1.Mortgage 64k; HELOC 14K Total 79K 2.Recent (6 months old) appraisal: 100K
(1) What is your rank and post? (2) What is the business you want to borrow for? (3) How come you have so much revolving debt ($36K)? Thanks in advance for your cooperation in answering these questions.	1. SFC (E-7), Ft. Bragg 2. Passive Debt Buying 3. Rough 2010 with loss of one income, vetbills and house remodelling.
Please explain what/how you will be using the loan for? Thanks	Start-up cost and business expenses. I will purchase fresh charged off credit cards at an extreme discount.
How will you collect from the debtors -- sue them?	Absolutely not...I hire the best debt collection agency in the USA (Bill Bartmann's CFS II) who treat people with dignity and respect.I am a passive debt buyer and I will use a third party debt collection agency (CFS II).
Your business proposition is an interesting one, albeit risky. Will you have the means to pay off this loan even if the credit cards you purchase default? How much wiggle room do you have in your monthly budget?	Great question. I do have some "wiggle" room, but it is close. Without my wife working I can pay the $650. In the near future my wife is back to work and I will make an additional $300/month, so the future is very much brighter.
Hi, I've started two successful businesses and I have earned a Master of Business Administration degree. I urge you to reconsider taking out a loan and investing with Bill Bartmann/CFSII. Here are some things to consider. 1) This lending club loan will cost you $25,000 (principal) $15,453 (interest) = $40,543. 2) You said you would use his collection agency to collect the debt, the industry standard cost is 30% to recover debts. Which means your $25,000 portfolio of bad debt that you've purchased from Bill Bartmann needs to earn $57,918. ($57,918*0.7=40,543) That works out to an interest rate of 40%. Have you ever seen an investment with a 40% interest rate? 3) Now, let's look at one of the larger public companies in this space, Portfolio Recovery Associates (PRA). I downloaded their 2009 Annual report to get a feel for how much money they make buying and collecting on charged off debt. Download it and look at the chart on page 7. Make a spreadsheet with the initial price paid, and then the first 5 years (same as this loan) of collections. For instance: AmountPd Year1 Year2 Year3 Year4 Year5 TotalCollections % 3080 $548 $2484 $1890 $1348 $1025 $7295 2.37 They pay $3 mil for the portfolio. In the first 5 years, they collect $7.3 mil. I did that for every year that had 5 years worth of data and found that their average recovery rate in 5 years was 2.7 times the initial purchase price (The lowest year was 1.81 and the highest was 3.56). I can go on and on with business-speak about how their large volume of purchases assures them some measure of diversification, economies of scale, etc that Bill Bartmann CANNOT mathematically deliver. Given your $25,000 investment. Assuming you can purchase debt as cheaply as a national company with huge volume and assuming CFSII continues their efforts over 5 years and hits the same average recovery rate as PRA, CFSII might be able to recover $68,487 over a 5 year period after subtracting their fee of 30% you'd be left with $47,941. 4) Is Bill Bartmann purchasing a large block of %u201Cfresh%u201D debt and selling it in pieces to investors? If he is, I guarantee you, you are paying more than a National public company that has established relationships with credit card companies (and he is getting a cut). 5) Is Bill Bartmann promising you a 3x investment return in 6 months? A year? Once again, it takes PRA almost 5 years to recover that much money. There is NO WAY Bill Bartmann collects it faster. I don't care how friendly his collectors are. 6) I checked the internet and there are red flags all over this guy. If I were going to spend my hard earned money with him, I wouldn't rely on the internet, I'd want to talk face to face with some of his other investors. So, do you really want to have this loan hanging over your head and dragging down your credit score in this economy knowing that everything has to go right in order for you to eke out $7400 in profit over a 5 year period? OR Since you can pay the $650 month that this loan would have cost, I urge you to pay down your $36,778 in debt listed on your credit report first. Consider taking out a debt consolidation loan with LC if your credit cards are ABOVE 20.58%. Please reconsider this. Sincerely, -LL Herndon, VA	llamoure Herndon, Thank You from the bottom of my heart. I will take your advice under serious considerations. Sincerely V/R Fred

Member Payment Dependent Notes Series 625982

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
625982	$4,975	$4,975	10.37%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 625982. Member loan 625982 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Jefferson Clinton Hotel	Debt-to-income ratio:	23.16%
Length of employment:	5 years	Location:	Cicero, NY

Home town:
Current & past employers:	Jefferson Clinton Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > pay down credit card debt & get out of debt

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1979	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	20
Revolving Credit Balance:	$16,348.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please explain your delinquency? Thanks	Please elaborate on what delinquency? I was unaware I was delinquent.

Member Payment Dependent Notes Series 636225

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
636225	$15,000	$15,000	14.17%	1.00%	February 4, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 636225. Member loan 636225 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Portland Public Schools	Debt-to-income ratio:	8.46%
Length of employment:	5 years	Location:	Portland, OR

Home town:
Current & past employers:	Portland Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > This loan will be utilized to fund a boutique specializing in eco-friendly dog supplies. This business will operate an ecommerce site and brick & mortar location, and will utilize these funds to purchase inventory. Borrower added on 01/28/11 > We believe in giving back to the community supporting our business and plan to donate 10% of net profits to local rescue organizations.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	48
Revolving Credit Balance:	$1,073.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you continue your employment with Portland Public Schools? Who will be employed at the brick and mortar site?	I will continue my employment and my wife will run the store.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Thanks for your question. We currently owe about $213K on just one mortgage (no HELOC) and the value is just over $200K. So slightly upside down but much better than many homeowners these days!
Hi Couple of questions:- 1. ) Please list all your open (used or not used) credit lines / credit-cards, APRs', outstanding balances, monthly payments for each, durations and please highlight the ones that would be paid off with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) What is the projected date of ROI, when do you plan to break even, how do you plan to market your online & retail store, do you have any partners who know about this business ?	I have 3 credit cards, with a small balance of $100 and a combined credit limit of $4650. The interest rates vary from 13% - 22%. This loan will not be utilized to pay off current debt but will be utilized to purchase inventory for the store my wife and I are opening. My annual salary is $80,000 with a take home pay of about $4100/month. Health insurance premiums are deducted pre-tax. Our monthly mortgage payment is $1460, including taxes and insurance. We also have one car payment of $275/month with a principal balance of $13,500 on the car loan and $400 monthly payments towards school loan balances of appr $20K. We do not have any major medical expenses, no liens, no alimony or child-care expenses. We have a savings of $5000; the remainder of our savings ($18,000) has been invested in this business. This is not inclusive of retirement accounts. Our projected ROI date is late 2011. Our marketing plans include print advertising in our local newspaper, flyers, newsletters, email marketing, pay per click advertising, social media and partnerships with local animal rescue organizations. My wife and I do not have any partners in this business.
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	Thanks USAF Airmen! Defaulting on our obligations is not how we operate (never have and never will, god willing) and we assure you that we take seriously the faith our peers have shown us in investing in our loan.

Member Payment Dependent Notes Series 642940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
642940	$5,000	$5,000	5.42%	1.00%	February 4, 2011	January 28, 2014	January 28, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 642940. Member loan 642940 was requested on January 14, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	n/a	Debt-to-income ratio:	17.33%
Length of employment:	8 years	Location:	saint petersburg, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/14/11 > The purpose of this loan would be mostly bill consolidation ,and major purchase to get ready for my new baby girl .My employment is very stable as i have owned and opperated my company for over 8 years and have always held a second job as a server/ bartender. My monthly expenses are less than 1,800.00 a month . Ive lived at this address for 14 years and been maried for 6 years now . Thank you Advance Robert H

A credit bureau reported the following information about this borrower member on December 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	49
Revolving Credit Balance:	$3,262.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 644787

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
644787	$20,000	$20,000	14.54%	1.00%	February 4, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 644787. Member loan 644787 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,917 / month
Current employer:	Children's Healthcare of Atlanta	Debt-to-income ratio:	12.67%
Length of employment:	< 1 year	Location:	Kennesaw, GA

Home town:
Current & past employers:	Children's Healthcare of Atlanta
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I plan to use funds to pay off high interest credit cards. I'm a good borrower because I've had a mortgage for the past 5 years and have never missed or been late on a payment. I earn $83,000 year in my current job, and it is a very stable job. I've worked for this hospital organization for several years in different capacities and it is a Fortune 500 pediatric hospital, and doing very well. I'm currently paying $1100 monthly on the credit cards and I want to use the amount I will be saving for my son's college education and my retirement.

A credit bureau reported the following information about this borrower member on January 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	32
Revolving Credit Balance:	$17,475.00	Public Records On File:	0
Revolving Line Utilization:	49.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I manage the medical record department at Children's Healthcare of Atlanta at Scottish Rite. I've been with them 7 months now, but over the past 12 years, I've held several positions with them. No, my husband's income is not included in the gross amount as we have recently separated, so hence the need to consolidate my credit cards. And yes, I may possibly consider partial funding but would of course prefer 100 funding. Thank you for your interest.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1st Mortage is 153K, and 2nd mortgage is 28K. Current value of home is $165-170K. Thank you.
I would like to fund your loan, but please answer the following question(s): 1) Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) Please explain delinquency on your credit report from about 3 years ago. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	$9200 Bank of America - 18% $3200 Chase - 18.24% $7268 Wells Fargo - 17.65% In May 2004, I went to take care of two ill parents for several months out of state. I had to do part-time contract work for about a year before I was able to get a full-time job again, which was in August 2005. Thank you.
Received reply, thanks. You omitted answering Question (3): You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number of YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? This importnat "last piece of puzzle" tells lenders how long you anticipate to "rent" our $ before full repayment. Lender 505570 U S Marien Corps Retired	3 years.

Member Payment Dependent Notes Series 645367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
645367	$20,000	$20,000	14.17%	1.00%	February 2, 2011	February 3, 2016	February 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 645367. Member loan 645367 was requested on January 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	NGS Associates, Inc.	Debt-to-income ratio:	14.36%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	NGS Associates, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1979	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	29
Revolving Credit Balance:	$14,136.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NGS Associates, Inc.?	I'm a graphic designer working in both print and digital mediums.
Could you provide more information with respect to the delinquency 29 months ago? What was the amount you failed to pay and what was it for?	I'm under the assumption that your source of information is credible, however, I have absolutely no recollection of ANY failure to pay outstanding debt; especially 29 months ago. Since 1998, I've paid off one brand new car, one used car, college loans, and an engagement ring. I've never failed to make a credit card payment since I've owned credit cards, and I'm currently paying off a motorcycle without ever missing a payment. To this day, I've never missed one payment concerning any of my loans. I'm sorry, I don't mean to come off as defensive, but I'm completely baffled as to what occurred 29 months ago.

Member Payment Dependent Notes Series 645689

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
645689	$25,000	$25,000	15.65%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 645689. Member loan 645689 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$24,167 / month
Current employer:	MorganStanleySmithBarney	Debt-to-income ratio:	8.26%
Length of employment:	6 years	Location:	new lenox , IL

Home town:
Current & past employers:	MorganStanleySmithBarney
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 8, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$100,640.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please itemize your large revolving debt, which is listed as $100,640.	60k is 2nd mortgage. the other is credit cards
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. balance of mortgage loans and heloc is about 420k. Value of home is now probably 425k. It was around 500k.
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Income is 290k-300k. No spouse income. I intend to pay off within 18 months max

Member Payment Dependent Notes Series 646473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
646473	$12,000	$12,000	10.37%	1.00%	February 3, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 646473. Member loan 646473 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Macmillan Publishing	Debt-to-income ratio:	9.02%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Macmillan Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > Fund Usage: Funds will be used to consolidate CC debt such that I only have a single balance. I currently have two cards with balances totaling about $14K. My plan is to use this loan to pay off the higher rate card and apply the net amount to the second card. I will then work to repay the remaining balance on the second card as quickly as possible such that only the LC loan remains. Borrowing Credentials: I have demonstrated good credit over past 5+ years, having always made timely payments. I have a stable job (as described below) and am looking to pay off the CC debt I have accumulated over time once and for all. Monthly Budget: Monthly budget (net of taxes, public transportation) is about $4,500. Apartment rent is $1,500 per month, with remaining funds going to CC payments and other miscellaneous expenses (e.g., phone, groceries, other living expenses) Job Stability: Currently in very good standing with present company, where I started in April 2010 as a strategy analyst. Prior to this position, I worked at a strategy consulting firm for 2.5 years. It was my decision to leave previous job because I wanted an industry position, rather than something on the services side. I am more than happy to address any additional questions/concerns you may have.

A credit bureau reported the following information about this borrower member on January 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,868.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I have a couple of questions: 1. What are you doing at Macmillan Publishing and what were you doing before joining them less than a year ago? 2. What are the balances and the rates of the credit you are trying to pay off?	Hi- 1. I am a strategy analyst at Macmillan; prior to joining in early 2010, I worked for a strategy consulting firm for two and a half years (Summer 2007 through early 2010). Type of work between the two companies is similar; however I wanted to move to an "industry" position rather than service-side. 2. I am looking to consolidate the balances for my two credit cards. The first has a balance of $6,300 and rate of 22.99%; this is the primary card I would like to pay off immediately. My other card has a balance of $8,000 and rate of 13.24%. The plan is to use this loan to pay off the first balance in full, applying the remaining balance to the second card; whatever balance remains on this card after will be paid off as soon as possible (likely between bonus and tax refund) such that I only have the Lending Club balance outstanding. Please let me know if you have other questions. Thanks.

Member Payment Dependent Notes Series 647611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
647611	$15,000	$15,000	17.14%	1.00%	February 3, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 647611. Member loan 647611 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,274 / month
Current employer:	U.S. Department of Commerce	Debt-to-income ratio:	18.45%
Length of employment:	3 years	Location:	birmingham, AL

Home town:
Current & past employers:	U.S. Department of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > Our Kitchen Roof Collapsed- I have a Sears Home Improvement Account- We borrowed 18K on it to fix the kitchen and I have never missed a payment but it is at 25% and I do not feel like paying SEARS who did a bad job by the way all that interest.My wife and I both have steady jobs and steady income so paying it back won't be an issue. Please assist if you can. We plan to pay it forward in the next couple of years.

A credit bureau reported the following information about this borrower member on January 5, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,780.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Does your wife work and if so what is your combined net take home pay per month?	My wife is a librarian and combined take home pay is $5800.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) The Title is under me and my wife's name- We have occupied the house since 2003. We currently owe 115K on the home, The current market value is $170,000. We are going to do a refinance but the kitchen has to be fixed first before the appraisal can take place. Did I mention that Sears did a bad job and I have to fix their mistakes. Thanks,
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Those are alot of questions and I don't know if I follow them all.My position is a manager in export compliance. My spouse's income is not included in the profile.My wife is a librarian- Annual Gross Income together is in the $100 K range but after taxes, retirement savings accounts and health insurance etc- we take home between $5k-$6k a month. I do plan to pay back early probably in the 3 year range. Thanks-
Hi, I am interested. 1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? Why? Because Revolving Credit Balance shows $30,780.00 3) How long do you actually intend to keep this loan? Thank You	Just one loan- Sears Home Improvement Citibank Card- Rate is currently 25.24% and my monthley payments are over $500- which I have never missed. The remaining balance on this card is $15,800.- I plan to use these funds to pay off this account and never use it again- because I think they are predatory lenders and we got in a jam when our roof collapsed and needed an immediate solution. Plus I like the idea of peer to peer lending and taking the banks out of the equation. Thanks
-What do you do at the U.S. Department of Commerce? -How does this loan payment compare to what you pay to Sears? Thanks.	Manager in Export Compliance. I will be saving almost $200 a month. Thanks
What are your monthly expenses (house payment, insurance, utilities, food, credit cards)?	Monthly Expenses- Mortgage& Insurance- $990.00; Credit Cards- Sears Citibank card- $540; Utilities- roughly $500, Food-??. If you are interested in funding me this really in a no risk situation-I have paid and will continue to have to pay the Citibank card- but I am trying to transfer this amount so I can reduce interest from 25.24% to 17% and as soon as I finish the kitchen I am going to do a refinance and try to get everything rolled into one at a rate of 5-6%. Thanks for your interest
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I think I already answered this one
If your wifes income is not listed above, can you tell us what her gross monthly income is?	I do not want her income to be considered in the mix because it wouldn't be fair to people investing in us. She is a librarian and all of her income pays for the school of our three children. Thanks for your understanding.
Does the Gross Income $7,274 / month include your wife's income?	No it does not include my wife's income.I do not want her income to be considered in the mix because it wouldn't be fair to people investing in us. She is a librarian and all of her income pays for the school of our three children. Thanks for your understanding.
What do you do for the Department of Commerce? All the best!	I am nervous about giving out too much personal information but I am a Manager in Export Compliance- If I give out more information, then anyone looking at this on the internet could probably figure out who I am. My job is stable and all of my performance reviews are very good. Thanks
I would like to fund your loan. Can you please list your spouses income if not listed above?	I do not want her income to be considered in the mix because it wouldn't be fair to people investing in us. She is a librarian and all of her income pays for the school of our three children. Thanks for your understanding.
Hi, I could be interested in financing your loan, but have a few quick questions: 1) What do you do at US Dept of Comerce? 2) It seems you have about $31k debt, can you please list all your debts (if possible with balances, APRs and minimum payment) 3) Could you also give us some info how much do you oew on the house (including HELOC) and how much is the market value of it (zillow) 4) are you the sole wage earner in your family? Thanks you so much	1) Manager in Export Compliance 2) I am looking in my wallet- I do not know what $31 K they are referring to. There is the Sears Card at 15K, 5K- Visa Card and some student loans. 3) I owe roughly $115K on the house. We live in an eclectic neighborhood. The market value of the house is around $170 but after the kitchen is finally finished ( I am about 85% done) I think it will appraise for about $200K based on the opinion of two different people I know in the business.When this happens- I will be doping a refi to get everything loaded into one. 4)No my wife brings in money as well. I do not want her income to be considered in the mix because it wouldn't be fair to people investing in us. She is a librarian and all of her income pays for the school of our three children. Thanks so much- I am not a risk!
Will you keep this loan for the full five years or pay it down in less time?	I plan to pay it down in less time- probably 3 years. But to give full disclosure- there is a possibility that I will pay it off in its entirety in 6 months after I do the house appraisal and refinance. Thanks

Member Payment Dependent Notes Series 648247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
648247	$12,500	$12,500	7.29%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 648247. Member loan 648247 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Abercrombie and Fitch	Debt-to-income ratio:	12.97%
Length of employment:	6 years	Location:	Reynoldsburg, OH

Home town:
Current & past employers:	Abercrombie and Fitch
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 6, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,741.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe your current role and responsibilities at Abercrombie and Fitch. The reported credit card balance is 16700, how do you plan to payoff the difference? What are the indivdual credit card balances, interest rates, and minimum payments?	I work as an Allocator at Abercrombie and Fitch. I Forecast the items by working with cross functional teams such as planners and merchants. I build how the item is projected to do for every store in the company which determines how many units we will send each store for the basic goal of getting the right units, in the right stores at the right time. I originally wanted to group all three cards worth 16700 into 1 payment but after looking at the interest rates they would give me through LC i decided to do the 12,500 loan as it would take care of my 2 largest balanced cards. Overall I am paying around 500 a month on my cards so consolidating all three would not be a problem but the interest that LC quoted was 10% and 13% APR. Overall I feel as if I was getting no where on my cards and now with a personal CC consolidation loan I will be on a payoff schedule.
I would like to help fund your loan, but please answer the following question(s): What do you do for A&F? Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I work as an Allocator at Abercrombie and Fitch. I Forecast the items by working with cross functional teams such as planners and merchants. I build how the item is projected to do for every store in the company which determines how many units we will send each store for the basic goal of getting the right units, in the right stores at the right time. As for the loan and what cards it will pay off. I originally wanted to pay off all three cards which total around 16K. The interest rates were just to high for that amount of money so I decided to just try for 12,500 because that will pay off my 2 largest balanced cards which are right around 6K each. After the lending club takes there fee out the total of the loan will only be 12,100 so it will be enough to cover the 2 cards. my interest rates for the cards differ but the Discover card is 20% and the Wells Fargo they just brought down to 16%.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	I am the only wage earner 62K a year. (3300 Take home per month after taxes taken out.) Monthly Expenses Rent 450 per month Utilities Approx. 150 per month Student Loans 330 per month (2 Loans) Credit cards 550 per month (3 Cards) between 15-23% Cell phone 120 (I pay for my parents Cells as well.) Other Expenses: Food : 350 Gas: 80 as for emergency funds I do have a savings account but there is only a balance of about 450 dollars in it now. The loan of 12,500 i am looking for is to pay off my 2 highest cards each of which are 6K. I was looking to pay all of them off but when I was looking at the 16K-17K loans the interest rate was much higher so I thought it would be best to try pay off my two highest. I have basically been going nowhere on them for over 6 or 7 years so I thought it was time to get on a payoff schedule rather then just getting nowhere with the cards. Thank you for your time and for the question.
Hi, Thank you for your detailed responses to the questions posed so far. I am interested in funding your loan, however, I have one question: 1. If you lose your current job before paying off the loan what is your plan for repayment? Thanks in advance for your response and good luck with your loan. Kind Regards	Hello, Well as for losing my job, I think I am in very good status at my current job. I will be up for promotion for Senior Allocator this year which I have already been told. but if the unforseen does occur, I have some wonderful parents to fall back on before looking for a new job. I have also had multiple offers in the last 6 months from other retail companies so I know that companies are hiring for my position. My Dad was going to Co-sign at a bank for a larger loan so I could get all three paid off and still get a good rate but this site and rates were very good! Thanks, Let me know if you have any other questions!

Member Payment Dependent Notes Series 648333

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
648333	$10,000	$10,000	10.00%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 648333. Member loan 648333 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,492 / month
Current employer:	New York Presbyterian Hospital	Debt-to-income ratio:	8.06%
Length of employment:	1 year	Location:	BROOKLYN, NY

Home town:
Current & past employers:	New York Presbyterian Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Wanted a better rate. Making great money in my new healthcare job and want to be debt free once and for all! Will never carry a credit card balance again!

A credit bureau reported the following information about this borrower member on January 6, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,745.00	Public Records On File:	0
Revolving Line Utilization:	60.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you detail what rates you're currently paying on the debts that you plan to consolidate with this loan?	I have 3 cards with interest rates ranging from 15 to 18 percent.

Member Payment Dependent Notes Series 648424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
648424	$10,000	$10,000	10.37%	1.00%	February 2, 2011	February 4, 2014	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 648424. Member loan 648424 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	CDC US Dept. of Health	Debt-to-income ratio:	6.62%
Length of employment:	2 years	Location:	ATLANTA, GA

Home town:
Current & past employers:	CDC US Dept. of Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,985.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your GS/WG Pay Grade? and Position (brief job summary) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? or Shorter term: 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am GS-12 and am an Associate Scientist

Member Payment Dependent Notes Series 649014

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
649014	$18,400	$18,400	9.63%	1.00%	February 4, 2011	February 8, 2014	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 649014. Member loan 649014 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	iBiquity Digital	Debt-to-income ratio:	3.68%
Length of employment:	9 years	Location:	Piscataway, NJ

Home town:
Current & past employers:	iBiquity Digital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/25/11 > I would like to invest this money in real estate in India, chennai which is recently boom in this city and has many projects to improve infrastructure. So this city high potential in real esate and will yeild very good return. Borrower added on 01/25/11 > I would like to invest in real esate in India Chennai. This city has lot of projects to improve infrastructure and keep growing every year. So it high potential because there will be demand due to high population in this city and will yeild very good return.

A credit bureau reported the following information about this borrower member on January 10, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,888.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at iBiquity Digital?	I am working as Staff Engineer(like Sr. Manager), I have a team to develop & implement HD Radio in various chipsets. I am responsible for project planning, integration, s/w architecture and deliverable, technical/customer support, I have been working in this company more than 9 years.

Member Payment Dependent Notes Series 650283

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
650283	$18,000	$18,000	11.11%	1.00%	February 4, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 650283. Member loan 650283 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Ohio Department of Development	Debt-to-income ratio:	10.44%
Length of employment:	5 years	Location:	Zanesville, OH

Home town:
Current & past employers:	Ohio Department of Development
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I plan to use this money to consolidate my debt and to continue to work on my house. This house was in foreclosure when I bought it and the previous owners took EVERYTHING. I've been using my credit to buy the smaller things and have paid off most (I had to buy a refrigerator and stove) but now need to make a few more larger purchases. I have been at my job for 5 years and plan on staying until I retire. I pay all of my bills on or before time and am a reliable person.

A credit bureau reported the following information about this borrower member on January 11, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,669.00	Public Records On File:	0
Revolving Line Utilization:	69.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Ohio Department of Development?	Regional Workforce Development Director
Hi borrower. I'm interested helping fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1)It is my income only. The cost of living is very low in the area that I live so I do well. I am single. I also work as adjunct faculty for a local community college but opted out of doing it this semester so I didn't think I should list that income. I am working on my master's degree. 2) I would probably have it paid off in about a 1 1/2 as I have it budgeted right now. 3) I don't know if I'll take the loan at 60%. I have not sat down and thought about that as of yet. I always sit down and run the numbers :), Everything has been verified with the exception of my bank account and that is because they haven't deposited everything as of yet. I checked my credit score before listing this. Experian/Equifax had an excellent score for me and Transunion had a middle score in the good category. I am trying to investigate this because it seems as though they have the same information. Thanks for information, I do appreciate your time in looking at my post.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. Also, how stable is your job? Will you return to teaching at the community college, and how much does that pay?	My job is very stable ( I help manufacturers create and retain employees). I don't know if I will be returning to the community college (if I do it will be in the fall) and I only make around $1500. I have been paying more than the minimal amount owed each month. credit card one - 5507.32 (17.9%) - $300 credit card 2 - 1577.66(14.9%) - $200 credit card 3 - 3194.75 (22%) - $200 The rest (hopefully - if I am funded)will be spent on flooring because the previous owners burned holes in what I have now. The bathroom was somewhat destroyed. There are burn marks on the tub and vanity. I have replace a lot of the fixtures and lights with my cards above. I also purchased a refrigerator and stove. I also had to have the furnace fixed and thermostat, etc. I have lived in this home for 4 years now so I am trying to spread out my projects.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	I apologize, I'm not sure I understand your question. I am going to take a stab at what I think you're asking me. Once I get this loan (if funded) I do not plan on occurring any other debt. It has been almost a year since I have charged anything.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you.

Member Payment Dependent Notes Series 650887

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
650887	$16,000	$16,000	17.88%	1.00%	February 3, 2011	February 8, 2016	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 650887. Member loan 650887 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Nationwide Legal	Debt-to-income ratio:	16.45%
Length of employment:	4 years	Location:	Cerritos, CA

Home town:
Current & past employers:	Nationwide Legal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 9, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,901.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 651301

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
651301	$8,000	$8,000	18.25%	1.00%	February 7, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 651301. Member loan 651301 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Crosstex Energy Services, L.P.	Debt-to-income ratio:	16.83%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	Crosstex Energy Services, L.P.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	50	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,668.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Total Mortgage: $49,500. Current Value: $69,900 (from zillow.com)
What is your job title at Crosstex Energy? Please explain in detail what the loan will be used for.	Sr. Contract Administrator. Loan to be used for restorative dental work.

Member Payment Dependent Notes Series 651337

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
651337	$20,000	$20,000	13.80%	1.00%	February 4, 2011	February 4, 2016	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 651337. Member loan 651337 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.46%
Length of employment:	< 1 year	Location:	Middlesex, NJ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/11 > We've lived in our home for 6 years this March. We have 2 young children who are growing & we're running out of space! Unfortunatley we can't move easily with the housing market the way it is. Finishing our basement should keep us cozy for a number of years to come!

A credit bureau reported the following information about this borrower member on January 17, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,242.00	Public Records On File:	0
Revolving Line Utilization:	49.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	great question! We owe $280k on 1st mortgage and $76k on 2nd ($356k total). The value of our home is between $275k - $350k based on BOA market value calculator today.
What is your source of income? Please explain the high revolving credit balance. Thank you.	I am a Marketing Manager for a large telecom company. My husband is a Sr Project Manager for a different telecom company. Our revolving debt is pretty average for our income.
Does the gross monthly income of $14,000 include your husband's income? If so, how much of that amount is your income alone?	yes, that does. $7,833 is my monthly gross
Can you please have your income verified for this application? I and others would fund your loan if you did so.	My income should have been verified already, I've done all the paperwork and provided every detail requested.

Member Payment Dependent Notes Series 652036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
652036	$15,000	$15,000	18.99%	1.00%	February 7, 2011	February 7, 2016	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 652036. Member loan 652036 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Simplion Technologies	Debt-to-income ratio:	9.72%
Length of employment:	1 year	Location:	FRANKLIN, WI

Home town:
Current & past employers:	Simplion Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 11, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	21
Revolving Credit Balance:	$21,585.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I agree with you and i will start that process soon. Thanks for the information i was not aware of that requirement.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	hi emeraldapp: My mortgage balance is $234,000 and second mortgage is close to $10,000. The approximate market value of my home is $300,000
HI...I am interested in funding part of your loan. Can you please provide some color on the delinquency from 21 months ago? Are you in the process of verifying your income? Thanks!	I have no delinquency in the past 21 months. I am current on all my payments. I am in the process of verifying my income which is very good. thanks
We dont get to see the creditor reporting you late but one did 21 months ago. Can you list the debts (amounts) you are carrying?	Yes here are approximate values 5000 3000 3600 4000
(1) What is Simplion Technologies and what is your position there? (2) What job did you hold immediately prior to Simplion and for how long did you work there? Thanks in advance for your cooperation in answering these questions.	My current position at Simplion Technologies is Enterprise Data Architect, it is an IT Consulting firm Prior to that I have been an independent IT consultant through my own firm Infozoom Technologies LLC Thanks
Why haven't you verified your income yet?	I have been told by lending club that unless they ask for my income verification they do not need anything from me. They have called my work place to verify my employment and waiting for a response from my employer. I volunteered to provide a copy of my paycheck but that was declined.

Member Payment Dependent Notes Series 654018

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
654018	$16,000	$16,000	10.74%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 654018. Member loan 654018 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	Amalgamated Warbasse Houses	Debt-to-income ratio:	14.67%
Length of employment:	9 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Amalgamated Warbasse Houses
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 17, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,272.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	discover card 20.99% 4,884.33 bank of america 13.99% 6,545.51 chase 14.24% 3,200.00 american express 2,010.88 15.24%
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Im not looking to that i just want to be debt free

Member Payment Dependent Notes Series 654043

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
654043	$1,000	$1,000	7.29%	1.00%	February 3, 2011	January 27, 2014	January 27, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 654043. Member loan 654043 was requested on January 13, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,770 / month
Current employer:	n/a	Debt-to-income ratio:	12.96%
Length of employment:	n/a	Location:	Yucaipa, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/13/11 > The loan will give me "breathing room" to accomplish payments on several debts. Therefore quality of life will improve tremendously and I will have the "freedom" to enjoy it.

A credit bureau reported the following information about this borrower member on January 13, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,255.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	There are no monthly mortgage payments. As of today the market value of the house is $212,000.00. It was built in1976 and I have been the sole owner on the title since that time. It is a beautiful home that sits at the base of the mountains. Thank you for inquiring.

Member Payment Dependent Notes Series 655011

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
655011	$12,000	$12,000	13.43%	1.00%	February 4, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 655011. Member loan 655011 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	provena st joseph hospital	Debt-to-income ratio:	9.89%
Length of employment:	8 years	Location:	hoffman estates, IL

Home town:
Current & past employers:	provena st joseph hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > i would greatly appreciate any consideration given to funding a loan for my credit card debt...thank you in advance for considering me. Borrower added on 01/30/11 > thank you in advance for any consideration in giving me a loan....

A credit bureau reported the following information about this borrower member on January 15, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,736.00	Public Records On File:	1
Revolving Line Utilization:	89.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) Reason for Chapter 7/13 Bankruptcy filing 117-months ago? and What was final disposition? (2) What is your position (brief job description) with employer? (3) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (4) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	hello possible lender; i will answer your questions,thank you. 1.) i had a baby that needed 3 reconstructive surgeries and even though my husband and i both had insurance policies it left us with considerable medical debt, the bankruptcy has been discharged. 2.) i am a registered nurse and work night shift on a psychatric unit at a hospital in elgin, il. 3.)my spouse's income is not included -household total gross income per year-approx. $130,000.oo. 4.) i expect to use the full 3 years to pay back the loan. i would accept a partial loan. i hope i answered your questions and thank you in advance for any consideration to fund.

Member Payment Dependent Notes Series 655377

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
655377	$16,000	$16,000	9.63%	1.00%	February 3, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 655377. Member loan 655377 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	Aker Solutions	Debt-to-income ratio:	5.92%
Length of employment:	4 years	Location:	Houston, TX

Home town:
Current & past employers:	Aker Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/11 > This loan is for a boat.

A credit bureau reported the following information about this borrower member on January 19, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	47
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly bills? I'm wondering why a person who makes over $14,000 per month and shows no large debt would have to borrow $16,000 to buy a boat. Thank you.	Fair question. My take home pay, after taxes, medical, etc etc is about $8k per month. My monthly expenses are around $6k + savings. Reasoning: 1) I don't have a huge cash position and don't want to deplete what I have for this purchase. 2) I have no desire to incur capital gains on sale of investments for this purchase. 3) I pay off my truck in 2 months and in my mind I am effectively flipping one payment for another with no change in cash flow. 3) I don't think the boat market can go any lower and after watching for almost two years, I have found one that is an exceptional deal and want to move on it. 4) No one will issue a boat loan for under $25k, which was rather surprising, but put me at Lending Club. Hope that answers your question. Thanks.
What is the boat's model year, make, length and purchase price? Thanks in advance!	2000 Cobalt 226, $15,000 + taxes / fees + marine surveyor

Member Payment Dependent Notes Series 655730

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
655730	$20,000	$20,000	13.06%	1.00%	February 4, 2011	February 2, 2016	February 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 655730. Member loan 655730 was requested on January 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Barcade, LLC	Debt-to-income ratio:	11.41%
Length of employment:	5 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	Barcade, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$556.00	Public Records On File:	0
Revolving Line Utilization:	1.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Might I ask what debts you are planning to retire with this loan?	I'm very sorry. The money required is not for debt consolidation. I'm investing in a restaurant/bar. When I applied, I had to choose what type of loan it was. I did not see an appropriate title for this type of loan so I chose debt consolidation because it was the closest one. I didn't realize it made such a difference. Again, I'm very sorry about this.
You are applying for a debt consolidation loan but your credit history doesn't show a high balance. Can you provide additional insight?	I'm very sorry. The money required is not for debt consolidation. I'm investing in a restaurant/bar. When I applied, I had to choose what type of loan it was. I did not see an appropriate title for this type of loan so I chose debt consolidation because it was the closest one. I didn't realize it made such a difference. Again, I'm very sorry about this.
Hi, I am interested in funding your loan. Can you please tell me what is the total dollar amount owed on your credit cards and from any personal loan debts? Also, what exactly is the loan for? Thanks, Ron	I'm very sorry. The money required is not for debt consolidation. I'm investing in a restaurant/bar. When I applied, I had to choose what type of loan it was. I did not see an appropriate title for this type of loan so I chose debt consolidation because it was the closest one. I didn't realize it made such a difference. Again, I'm very sorry about this.
Please Explain your debt. Personal Loans, CC, HELOC? Interest Rates & Terms. what did you use this debt for? How much do you expect to save from this re-consolidation, and what would you do with the savings? thanks.	I'm very sorry. The money required is not for debt consolidation. I'm investing in a restaurant/bar. When I applied, I had to choose what type of loan it was. I did not see an appropriate title for this type of loan so I chose debt consolidation because it was the closest one. I didn't realize it made such a difference. Again, I'm very sorry about this.
i notice you only have $556 in revolving debt. What are you trying to consolidate? Can you please provide balances and interest rates for each? thanks and good luck	I'm very sorry. The money required is not for debt consolidation. I'm investing in a restaurant/bar. When I applied, I had to choose what type of loan it was. I did not see an appropriate title for this type of loan so I chose debt consolidation because it was the closest one. I didn't realize it made such a difference. Again, I'm very sorry about this.
What do you do in your job at Barcade, LLC?	I am the General Manager. I am in charge of the day to day operations, i.e., payroll, inventory, staffing, ordering, etc.
Can you list the debts (amounts) you are carrying?	This is not a debt consolidation loan. This money will be used to invest in a restaurant/bar. Sorry for the confusion about this.
What are your montly costs? Also if you could verify your income that would provide more confidence to investors like myself. This is just a suggestion. Thanks!	My weekly salary is $1070 which comes to $55,640 a year. My basic monthly costs are: Rent - 1000 per mo. Utilities (including cell phone) - 450 per mo. Car Insurance - 109 per mo. ROTH IRA - 70 per mo. Money Market Acct - 100 per mo.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	This is not a debt consolidation loan. This money will be used to invest in a restaurant/bar. Sorry for the confusion about this.
What are you using this money for? I only see $500 in debt.	I'm investing in a restaurant/ bar.
What do you intend to use the loan funds for?	The funds will be used to invest in a restaurant/bar.

Member Payment Dependent Notes Series 655882

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
655882	$4,200	$4,200	9.63%	1.00%	February 3, 2011	February 12, 2016	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 655882. Member loan 655882 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	City of Longmont	Debt-to-income ratio:	15.10%
Length of employment:	6 years	Location:	Longmont, CO

Home town:
Current & past employers:	City of Longmont
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > Buying a watch

A credit bureau reported the following information about this borrower member on January 19, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,125.00	Public Records On File:	0
Revolving Line Utilization:	29.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am an accountant for a medium size city. Only my income is listed. Total household income is 75k per year. Realistically I intend to pay the loan off in two years or less.
Hello. Could you tell us a little more about the purchase? I have never seen a watch that costs $4,200. Wishing you the best.	2008 Platinum Rolex Yacht Master II

Member Payment Dependent Notes Series 655993

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
655993	$2,375	$2,375	10.00%	1.00%	February 3, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 655993. Member loan 655993 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	DuMolin Community Living	Debt-to-income ratio:	16.63%
Length of employment:	n/a	Location:	Santa Rosa, CA

Home town:
Current & past employers:	DuMolin Community Living
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > loaning money to move to a new location for better peace of mind and employment opportunities

A credit bureau reported the following information about this borrower member on January 18, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,928.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Unemployment Benefits up Until Tomorrow when I start a new job at minimum wage.
Please provide a breakdown of the rates and monthly payments of your other debts. Good luck!	The rate for the loan is I think 73.something a month. I have monthly credit payments of 125.something a month. Hope that helps-

Member Payment Dependent Notes Series 656152

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
656152	$6,000	$6,000	15.65%	1.00%	February 4, 2011	February 15, 2016	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 656152. Member loan 656152 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,080 / month
Current employer:	KidRKids	Debt-to-income ratio:	20.29%
Length of employment:	2 years	Location:	CHARLOTTE, NC

Home town:
Current & past employers:	KidRKids
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > I am 26 years old and I am looking to consolidate my debt now. I want to consolidate early so that I can maintain my good credit score for the future.

A credit bureau reported the following information about this borrower member on January 17, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,198.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at KidRKids and where did you work before that?	I am a Lead Teacher ion the before and afterschool program. Before that I worked for Lowe's Home Improvment.
Your credit history shows a total debt of about $3,200, but you are requesting a $6,000 loan. Please answer all of the following : 1) Please list each CC debt balance, interest rate, and your monthly payment (what you actually pay, not necessarily the min required amount). 2) Please explain what you will do with the additional $2,500 from this loan, which exceeds your CC balance.	In addition to the Credit Debt I have a student loan I am attempting to consolidate as well. The student loan is a total of $2,750. CC 1 is $2,300 (29.99% APR) and CC 2 is $925 (13.99% APR). CC 2 Payment is approximately $75 and CC 2 is approximately $25.
Thanks for your quick reply! Your APR for this loan is 18.02% (after taking into account the 5% fee you'll be charged). I am assuming that your student loan interest rate is much lower than that, and your CC2 rate is 13.99%. Can you please explain why you want to pay off you lower interest rate debts and substitute them for a much higher interest rate loan??	13.99 should have read 18.99. My goal is for all of my debt to be centralized so I am making one single "bill" payment each month. Rather than paying 3 seperate "bills".

Member Payment Dependent Notes Series 656828

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
656828	$15,000	$15,000	20.11%	1.00%	February 7, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 656828. Member loan 656828 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Colliers International	Debt-to-income ratio:	12.53%
Length of employment:	2 years	Location:	Irmo, SC

Home town:
Current & past employers:	Colliers International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I am currently going through a divorce and attempting to consolidate my credit card debt and pay those debtors completely. Having one payment to makes it easier for me to manage my finances. Borrower added on 01/31/11 > I have a stable job at Colliers International, in their property management division located in Columbia, SC. I am the property administrator for a Class A 17 Floor building in downtown Columbia. I have been here first through a hiring agency in August 2008 and became a FT employee with Colliers on 12/1/08. We are currently in the process of completing our evaluations and will be due for another raise effective 2/1/11. Anyone wanting me to verify my employment and/or income, please do not hesitate to ask.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	17
Revolving Credit Balance:	$12,407.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I will verify my income with Lending Club. Thank you.
What are your other monthly expenses? Will you be able to add an additional $400 to your budget?	My current household budget is $500/month, that includes rent and utilities. I share a house with a roommate so the $400 will not be a problem.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	There are only two major credit cards I need to pay off. One is a Mastercard with an $8500 balance. Rate is 18.24% and I am currently have a minimum payment of $460/month. The other is a VISA card at $4000 at 20% interest rate and the minimum payment is $155 per month. I also have some smaller cards to pay off - all totaling appx $2,000.
The interest rates on the two cards you listed is lower than the one you are getting on this loan... how does this make sense for you?	This will be one concise payment each month.
Why were you delinquent a year ago?	I am not exactly sure to what you are referring however, my ex husband owns his own business and things were slow to non-existent. Unfortunately, something may have been delinquent but I am not certain what since he always took care of the finances. My fault in this was not being more aware.
You will receive an email when the borrower answers your question.	This is a statement not a question

Member Payment Dependent Notes Series 656858

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
656858	$11,000	$11,000	7.29%	1.00%	February 7, 2011	February 3, 2014	February 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 656858. Member loan 656858 was requested on January 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,271 / month
Current employer:	TSM Corporation	Debt-to-income ratio:	26.29%
Length of employment:	2 years	Location:	El Cajon, CA

Home town:
Current & past employers:	TSM Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/11 > Funds will be used to ELIMINATE high interest cards. Have an excellent credit score and credit history. More than sufficient income versus expenses. Working as a government contractor (Navy).

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,584.00	Public Records On File:	0
Revolving Line Utilization:	49.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at TSM Corporation and where did you work prior to that?	I am a system administrator, managing and maintaining a fleet maintenance and operations program. I've been in this seat for a few years with the company changing hands a couple times (L3 Communications, 2nd Lockheed Martin, now TSM) due to contract changes (government contract). Before this position, I worked as a contractor for Hewlett Packard in their R&D facility in San Diego, CA.
If you don't mind, I have some brief questions for you regarding your loan. I'm somewhat curious what you mean by "'I've been in this seat for a few years with the company changing hands a couple times (L3 Communications, 2nd Lockheed Martin, now TSM) due to contract changes (government contract)"--how did changes in contract cause you to change jobs? Were these changes in your contract with the companies, or changes in contract between the company and the government? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What are you currently paying on the debt you're consolidating? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 3 year loan, how long do you expect to take to pay off the loan? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr?	I'll start by saying, I haven't changed jobs in the last few years, the company covering the government contract has changed; so, the seat that I'm sitting in hasn't changed responsibilties, for say, just the company that owns it; this is common with government contracts. As far as savings/investments; not going into to much detail, I have slightly over 10k, but it's invested in terms that I really don't wish to touch at this time. Monthly exspenses are minimal; $645 rent (includes some utilities), $254 vehicle loan, $130 internet/phone, $20 utilities, $100 insurance (includes rental, car, health); I don't have children and work on a military base that allows me to use the gym for free. I currently pay $600+ toward the debt each month with the average interest rate being 14.5%; which, if you do the math, means I'm paying over $100 a month in interest charges; this is what I'm attempting to get away from! I am, and have always been, the only person paying, and responsible, for my own debt. I chose the 3yr option to assure I would be MORE than capable of making the payment and would also be MORE than likely to pay it off before the loan end date. Hope this answers your questions and I thank you for your interest in my situation.

Member Payment Dependent Notes Series 656917

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
656917	$16,000	$16,000	16.40%	1.00%	February 8, 2011	February 1, 2016	February 1, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 656917. Member loan 656917 was requested on January 18, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	schlumberger	Debt-to-income ratio:	9.69%
Length of employment:	1 year	Location:	wasilla, AK

Home town:
Current & past employers:	schlumberger
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/18/11 > pay-off credit card

A credit bureau reported the following information about this borrower member on January 18, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,856.00	Public Records On File:	1
Revolving Line Utilization:	40.10%	Months Since Last Record:	106
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	current balance is 270K and is valued at 300k.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer? and What is your position (brief job summary) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Shorter term: 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 521 are today. Not all $12K to $25K fund 100 pct. Loans 60 pct plus funded when their 14-day listing expires, automatically eligible to be issued. When listing expires, if loan 60 pct plus funded, will you accept the partially funded loan? (Partial loan APR same APR 100 pct funded loan. Borrower required employment, optional income, verified early help loan fund quickly. Pace quickens when loan approaches expiration. More advantageous accept partially funded lower APR interest loan to pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan for the unfunded $ amount or can list another loan.) Best wishes quickly 100 pct funds. Lender: 505570. U S Marine Corps Retired. Va Beach, VA	I work for a company called "Schlumberger". One of the largest oilfield service companies. I work in a specialty niche in this company as a Directional Driller.I have been in the oil and gas industry for 20+ years. I appreciate your service to our country,for without people like you this type of opportunity would probably not exist. I hope to reach the intended loan amount in the required time frame and I am confident the amount will probably be repaid earlier,but it will be repaid.I just wanted a little time buffer.Hope this helped any of the concerns you may have.Have a good day.
I would like to fund your loan, but please answer the following question(s): 1) Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) Please explain the deliquency (3.5 years ago) and public record ( 9 years ago) that appear on your credit report. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	BOA @ 17% for 15,200. M/P approximately @ 500. Delinquency was a late credit card payment because I was working out of town.So put that on auto pay. No problems since.

Member Payment Dependent Notes Series 657244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657244	$20,000	$20,000	15.65%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657244. Member loan 657244 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Larson Family Winery	Debt-to-income ratio:	16.67%
Length of employment:	10+ years	Location:	Sonoma, CA

Home town:
Current & past employers:	Larson Family Winery
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > Purpose to consolidate into one payment at a fixed intrest.

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	79
Revolving Credit Balance:	$17,034.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 358. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here.1.) I am incharge of productional offerations for a Winery and Vineyard Company. 2.) I am single, the sole income earner. 3.) I feel that I can repay this loan off in 24 to 30 month.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Type your answer here. These debts are Visa/Maaster Card and Home Improvement Stores. From my personal ballance end of Dec.2010 my amounts are: total indebt $19480.00 total Dec payments $994.28 intrest rates 26.9% to 29.9% All debts will be payed off I'm the General Production Operational Manager of a winery
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	Type your answer here.I totally understand your consern for the respect of honor . I was brought up to resect others an to most of all honor my word. If I committed to a task or gave my word then it is my requirement to do just that. Thank you

Member Payment Dependent Notes Series 657326

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657326	$12,000	$12,000	17.88%	1.00%	February 7, 2011	February 5, 2014	February 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657326. Member loan 657326 was requested on January 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Celtic Property Management	Debt-to-income ratio:	18.52%
Length of employment:	2 years	Location:	laveen, AZ

Home town:
Current & past employers:	Celtic Property Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 18, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	63
Revolving Credit Balance:	$10,639.00	Public Records On File:	0
Revolving Line Utilization:	62.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Celtic Property Management and where did you work prior to that?	I am an Area manager over aprox 1000 apartment homes and worked for Equity residential prior to that
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage is aprox 119,000 and home is valued at 139,000
What are your monthly expenses? How does this loan relate to your small business?	my monthly is 1800 total including my home. this loan will help pay off debts/ all credit cards and small loan
Please tell us about the debts you will pay off. What are your balances and interest rates? How will your monthly payment obligations change?	Credit cards are aprox 7000 and have mid to high 20% and also a loan for 5000. at a rate of 19% I will save about 250 per month with this loan

Member Payment Dependent Notes Series 657487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657487	$4,500	$4,500	12.68%	1.00%	February 4, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657487. Member loan 657487 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	South Jersey Publishing	Debt-to-income ratio:	20.71%
Length of employment:	< 1 year	Location:	SOMERS POINT, NJ

Home town:
Current & past employers:	South Jersey Publishing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > I wanted to add a few details about this loan and why I hope you are willing to invest in me: First, I plan to use this loan for bariatric surgery to aid me in my life-long battle with weight and weight loss. At 25 years old, I've battled with my weight since my tween years. As I am planning to marry my fiancee in the next two years, I want to be healthy and happy when we start a family. I am a good borrower because I am never late with a payment, always pay more than my minimum monthly requirement and understand the importance of maintaining my good credit score. I have two lines of revolving credit and monitor my credit score monthly. I have a strict monthly budget I lay-out and adhere to. As someone who is facing student loans and every day life necessities, I have a firm grasp on my finances. In terms of job stability, I am the morning web reporter for a paper in New Jersey. I have been with this publication for six months and am on my third position. All the moves have been promotions and have risen me to a new level and status within the company. Prior to this publication, I worked for a newspaper in Connecticut as a daily beat reporter.

A credit bureau reported the following information about this borrower member on January 19, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,987.00	Public Records On File:	0
Revolving Line Utilization:	85.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at South Jersey Publishing and where did you work prior to that?	I am the morning web reporter. I work from 6 a.m. to 2 p.m. daily updating my newspapers website and ensuring we cover breaking news in the region. I also take photography and post video to the web as needed. I worked for a newspaper in Connecticut for a little more than two years working as a beat reporter and reporting breaking news.

Member Payment Dependent Notes Series 657666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657666	$24,250	$24,250	16.40%	1.00%	February 3, 2011	February 4, 2014	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657666. Member loan 657666 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	Fedex Express	Debt-to-income ratio:	17.41%
Length of employment:	10+ years	Location:	BOWIE, MD

Home town:
Current & past employers:	Fedex Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/11 > This loan will be used to consolidate some bills including a student loan.

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	22
Revolving Credit Balance:	$28,712.00	Public Records On File:	0
Revolving Line Utilization:	93.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job summary) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? or Shorter term: 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Usually 300 loans listed; today 418. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expires, automatically eligible for issue. When listing expires, if loan 60 pct plus funded, will you accept partial loan? (Partial or 100 pct funded loan APR is identical. Required employment, optional income, verified helps quickly fund. Pace quicker near expiration. More advantageous accept partial funded loan to pay off higher APR interest debts. After 6-months on-time payments, automatically eligible to relist loan for unfunded $ amount or list new loan.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. I am a courier with fedex and have been for over 17 years. I plan to service this loan for the full term. If this loan is only 60 pct funded I will probably accept it.
What do you do for Fedex Express?	Type your answer here. Iam a courier for of 17 years.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The balance on my mtg is 290,000 and the est value has dropped to 275,000 down from 360,000 about 2 years ago. No heloc or 2nd
I would like to help you and invest. Please just remember that it is normal everyday people helping you pay it off. And not a big bank that will just get bailed out. Please do not default on us. I hope everything goes well for you and your loan. - USAF Airmen	We will not default on you. Thanks for the well wishes.

Member Payment Dependent Notes Series 657682

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657682	$12,000	$12,000	13.06%	1.00%	February 4, 2011	February 2, 2016	February 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657682. Member loan 657682 was requested on January 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	61st Corp	Debt-to-income ratio:	11.81%
Length of employment:	9 years	Location:	Mount Vernon , NY

Home town:
Current & past employers:	61st Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/11 > This loan will be used to consolidate my credit card debt and to pay a lower interest rate. The loan is a 5 year, so the monthly payments are extremely affordable and looking to pay off loan before the 5 years are up. Prior to this loan I had two other loans which I always paid on time and paid off loan before term. I have a stable job and steady pay, which I have worked for 9 years.

A credit bureau reported the following information about this borrower member on January 19, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,315.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at 61st Corp?	I work at a hospital as a admin. Dept for High Risk OB/GYN. 61st corp is my employer.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer? and What is your position (brief job summary) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? or Shorter term: 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? (3) Normally 350 loans listed; 468 are today. Not all $12K to $25K fund 100 pct. Loans 60 pct plus funded when their 14-day listing expires, automatically eligible to be issued. When listing expires, if loan 60 pct plus funded, will you accept the partially funded loan? (Partial loan, 100 pct funded loan are same APR. Borrower required employment, optional income, verified early help loan fund quickly. Pace quickens when loan approaches expiration. More advantageous accepting partially funded loan and pay off higher APR interest existing debts. After 6-months on-time payments, you are automatically eligible to relist loan for unfunded $ amount or you can list another new loan.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I work at a hospital as a admin. Dept for high risk OB/GYN. 61st corp is my employer. I went with a 5 year to make the monthly payments easy to paid and to cut down on my monthly expenses and to consolidate my credit card debt. I am aiming to paying off the loan before 5 years. If my funding stays at 60% I will not take it.
Were your prior loans with Lending Club? If they were, would you mind providing the Loan #'s for them? Thank you in advance.	This is the first time I am using Lending Club. The other two loans were from banks.
What is your net monthly income and your $ monthly costs (rent, utilities, car, phone/internet/cable, childcare/tuition costs as applicable)? Thanks for your answer to this Q.	Monthly Income is approx. $2,500 after tax. Monthly expense $1,200. This does not include Credit card debt. Which with the loan it would be additional $274 expense.
Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate?	It is only 3 credit cards. The amount I am requesting will clear all 3 cards. That is the only debt I have. Besides monthly expenses of rent, car insurance, phone and cable.

Member Payment Dependent Notes Series 657771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
657771	$20,000	$20,000	6.17%	1.00%	February 2, 2011	February 2, 2014	February 2, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 657771. Member loan 657771 was requested on January 19, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	The Palace	Debt-to-income ratio:	9.43%
Length of employment:	6 years	Location:	Miami, FL

Home town:
Current & past employers:	The Palace
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on December 22, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,097.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Pls tell me what The Palace is and what ur job is there. Why was this loan relisted? Thank u	Palace is a Health Care Providers for the elderly. I am a Director of Administration. I was too late submiting addtional information.

Member Payment Dependent Notes Series 658208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658208	$25,000	$25,000	17.51%	1.00%	February 7, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658208. Member loan 658208 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	United States Army	Debt-to-income ratio:	21.63%
Length of employment:	10+ years	Location:	NEWPORT NEWS, VA

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Thank you all so much. Belief is something that can never be repaid, but have no doubt your money will be. Thanks for believing in me. Borrower added on 02/03/11 > I am truly amazed at all of the people that are willing to help me. Thank you all from the bottom of my heart. I am truly greatful for all of your trust and support.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	13
Revolving Credit Balance:	$25,042.00	Public Records On File:	0
Revolving Line Utilization:	49.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) U S Army current Rank? Pay Grade? and Enlisted ETS? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am currently a Chief Warrant Officer 4. While I requested 5 years, I do intend to pay it off in a shorter amount of time. Thats why the early pay off option was so impressive to me. While I cannot say exactly, I would suspect around 3 years. At this time, I am unable to accept a partial loan. I hope this helps.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I have just faxed 2 most recent paystubs and 2008 and 2009 taxes. We are unable to file 2010 taxes until we get a schedule A for each of our houses. A total of 18 pages have been faxed.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current city assessment for the home that I live in is $236,200 and the loan amount is $160,000. The townhouse that i own assess at $143,500 with a balance of $160,000.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The current city assement for our home is $236,2000 and the balance owed is $160,000. However, we also have a townhouse that we rent out. The city assessment is $143,500 and the balance owed is $127,000.
USA CWO-4, thanks for reply. Federal-State-Municipal civil service, active, retired miltary, borrowers highly regarded, much in demand, because their job security and reliable payment histories. During 14-days loan eligiible to be listed, loan should will 100 pct fund. Earlier the required employment, optional income, are both verified means quicker loan will fully fund. Semper Fi, U,S,Marine.Corps.Retired (MSgt E8 Finance Office), Virginia Beach, VA	I just faxed all of the required information. I am still waiting for the bank account verification, but will take care of that immediately upon receiving the amount. Thanks so much.
What will you be using the proceeds of the loan for?	I will be using the loan as working capital in a business that my wife and I are trying to purchase.
Could you please describe the type of business that you will be purchasing and any qualifications you have to run it?	My wife has worked in the restaurant since she was 18 and she is now hitting 41 (she probably wouldn't want me to tell you that though). Anyway she has been working at the place that we want to buy for the past 11 years and definately knows the ins and outs of every aspect of this business. The relationship that she has with her guests is second to none. And while I strongly believe that it is the food and atmosphere that are important in any public establishment, the relationship that you have with your people is irreplaceable. Man years ago my wife told me:::a good waitress can make up for not so great food, but not so great food cannot make up for a poor waitress. She loves what she does.
what does your wife do for a living and how much does she earn? what type of business are you buying and what are its financials like? thanks	My wife has been a waitress a the restaurant for the past 11 years. It is not a big fancy place, but it is a place where you can go and they know your name and have your coffee on the table waiting for you. The business itself has been in business for 26 years and has a very loyal following. The current owners, who hold no other employment, made $86,000 on his personal tax returns in 2009. I hope this helps.
OK thanks for the info, so you guys want to buy the place your wife has been a waitress for the last 11 years? Sounds like a pretty good idea actually. Are you taking out other loans to purchase it as well? What's the place called? Who is going to manage it after the purchase?	Yes we are trying to take out other loans. However, I cannot give the name yet. My wife is going to manage it. Besides working there for 11 years, she also managed a pizza restaurant for 7 years. Believe me, if everything goes right, you will hear her shouting the name from the rooftops!!!
thanks how much more are you taking out in loans than this 25k? can you give a hint at the name? we might like to look it up on yelp to see what people think of the place.	yes we are taking out more loans but i cant give the name because it is not totally ours yet. We need this loan to make that happen. The only thing that i can tell you is that is is yorktown, VA.
What is the name of the restaurant and where is it located?	i cant give the name because it is not totally ours yet. We need this loan to make that happen. The only thing that i can tell you is that is is yorktown, VA. once this is done my wife will be shouting it from the rooftops. This has been her dream since she was 18 and she is a lot older now...lol
CWO-4, now 80 pct funded. 5-days, 3-hours remain. Appears that you soon will enter pizza restaurant business. Slowly but surely, ultimately loan will 100 pct fund. Lender 505570 U S Marine Corps Retired	I pray everyday that will happen. Thanks for your support.
Can you explain the delinquency you had 13 months ago?	To be totally honest with you, I am not exactly sure. However, I will definately look into it and try to get back with you.

Member Payment Dependent Notes Series 658311

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658311	$8,000	$8,000	5.42%	1.00%	February 8, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658311. Member loan 658311 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.53%
Length of employment:	n/a	Location:	McMinnville, OR

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 23, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1969	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,582.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Am retired and income is from Ralston Purina IRA, Investments with Edward Jones, Annuity with Lincoln Financial Group and Social Security.

Member Payment Dependent Notes Series 658322

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658322	$8,000	$8,000	10.37%	1.00%	February 3, 2011	February 4, 2014	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658322. Member loan 658322 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Jump Higher CT LLC	Debt-to-income ratio:	5.53%
Length of employment:	3 years	Location:	NEW LONDON, CT

Home town:
Current & past employers:	Jump Higher CT LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/11 > I simply want to consolodate my credit card debt for my Discover Card and my Visa. My credit is 721 for Equifax. I always pay bills on time and have a secure job with a consistant income. I have been at the company for 3 years and have been promoted 3 times in the last 2 years. I just recieved a $3,000/year raise a few months ago for my excellent performance. I am also looking for a small hourly position in the mornings becuase I work nights, have a lot of free time, and am looking to quickly pay off this loan. My rent is only $756 with about $300 in additional bills for elec, cell phone, cable and internet. After taxes I I make about $2,400 a month. A $259 payment for this loan will be easy to consistantly pay. You will likely see I currently have a $203k mortgage. The reason I have the credit card debt to begin with is becuase I am going through a divorce and the costs to move out of my home into a rented apartment was initally costly. I am in the process of being removed from the mortgage as I have signed over the house to my soon to be ex-husband.

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,848.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 658339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658339	$14,000	$14,000	10.00%	1.00%	February 4, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658339. Member loan 658339 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Xignite Inc	Debt-to-income ratio:	13.36%
Length of employment:	2 years	Location:	FREMONT, CA

Home town:
Current & past employers:	Xignite Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/11 > Hello LendingClub Investors. I have several CC accounts that I would like to consolidate into one loan at a competitive rate. Have excellent credit, not one derogatory mark on my entire credit history, that's 18 years of credit perfection! Have a solid career with no inbound revenue issues. Appreciate your consideration. Happy Investing.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,114.00	Public Records On File:	0
Revolving Line Utilization:	88.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 658355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658355	$1,800	$1,800	10.00%	1.00%	February 2, 2011	February 3, 2014	February 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658355. Member loan 658355 was requested on January 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	cellular sales	Debt-to-income ratio:	18.93%
Length of employment:	1 year	Location:	WINTER GARDEN, FL

Home town:
Current & past employers:	cellular sales
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/11 > I am currently employed with a solid position in the company i work for. I am very resposible all my recent debt have been up to date with no late payments. I also monitor my credit as well, on a monthly basis. I keep my expenses below my income. Funds are mainly for a short notice family reunion.

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$2,175.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 658549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658549	$10,000	$10,000	7.29%	1.00%	February 2, 2011	February 3, 2014	February 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658549. Member loan 658549 was requested on January 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Vo's Restaurant	Debt-to-income ratio:	15.05%
Length of employment:	1 year	Location:	San Leandro, CA

Home town:
Current & past employers:	Vo's Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,797.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Vo's Restaurant, and where did you work prior to that?	I manage Vo's restaurant. Prior to that I managed a restaurant in San Francisco called Home.
What equipment are you planning on purchasing?	Replacing old freezer and refridgerator. Also using funds to touch up and remodel the restaurant. (Re-paint damaged walls, replace broken chairs, buy new light fixtures)

Member Payment Dependent Notes Series 658561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658561	$15,000	$15,000	11.11%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658561. Member loan 658561 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Long and Foster Insurance	Debt-to-income ratio:	8.64%
Length of employment:	< 1 year	Location:	ANNANDALE, VA

Home town:
Current & past employers:	Long and Foster Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Wedding on August 20, 2011 hopefully in time to walk down the aisle with Grandpa. I just paid off a car loan of more than $12,000 and know we can pay this loan off early!

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,500.00	Public Records On File:	0
Revolving Line Utilization:	14.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 658571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658571	$10,000	$10,000	13.80%	1.00%	February 4, 2011	February 4, 2014	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658571. Member loan 658571 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,542 / month
Current employer:	Jason Industrial	Debt-to-income ratio:	0.28%
Length of employment:	10+ years	Location:	Carol Stream , IL

Home town:
Current & past employers:	Jason Industrial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/21/11 > Need to pay personal debt Borrower added on 01/21/11 > I have a job for over 15 years. I decided to clean up my credit card and get credit debt free. This is my new year resolution. Borrower added on 01/21/11 > The credit card is under my wife name. We used the credit card for home improvement 2 years ago and now it is time to pay it off. Borrower added on 01/22/11 > Both my wife and I have a very steady job. My wife work at her company for 15 years and I am 17 years. We are very hard workers. We put our home improvement on a credit card that we shouldn't have. This loan will help us get out of the credit card industry and only have to concentrate on pay the loan. We will not have any problem to pay the loan.

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45.00	Public Records On File:	1
Revolving Line Utilization:	0.60%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	The balance on my home is $268000. The value on my home was estimated at $325000.I don't know what HELOG is, so I guess I don't owe any.

Member Payment Dependent Notes Series 658665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658665	$12,000	$12,000	14.91%	1.00%	February 8, 2011	February 3, 2016	February 3, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658665. Member loan 658665 was requested on January 20, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	4.25%
Length of employment:	1 year	Location:	Durham, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/20/11 > I have in mind a $40,000 duplex that I'm about $10,000 short to buy. Since the payment on this loan would be about what I'm paying right now for rent, it wouldn't be a big expense for me to take on. Furthermore, I plan to rent out the other unit. I can't get a mortgage right now because of my job: I'm a tutor. I have plenty of students who pay me between 30-40 dollars an hour, and I make about $2400 a month. I don't have a car loan, so my insurance is cheap. I owe about $3700 on my credit cards, and that's all the debt I have. I live pretty frugally, so that's how I've been able to save: Income: $2400 Expenses: $250 Rent $100 Utilities $300 Food $300 Gas & Car expense $100 Credit Card $400 Everything Else Total Expense: $1550 Average Savings: $850/month

A credit bureau reported the following information about this borrower member on January 20, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$315.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
40K for a duplex seems pretty cheap. Is that the entire price or a down payment?	It's the price. You're absolutely right that it is cheap--that's why I want to buy it. It's in Bristol, Conn., on a small lot abutting a railroad right of way. It's a foreclosure, but it's a good house. My friend used to live nearby and I like the neighborhood. A lot of thanks to everyone that has helped fund this loan!

Member Payment Dependent Notes Series 658934

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
658934	$25,000	$25,000	15.65%	1.00%	February 8, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 658934. Member loan 658934 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	ABX Air, Inc.	Debt-to-income ratio:	15.91%
Length of employment:	10+ years	Location:	Beavercreek, OH

Home town:
Current & past employers:	ABX Air, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1984	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	53
Revolving Credit Balance:	$70,445.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what are your current balances that you are consolidating and at what rates are they?	14,080 @ 23% 7080 @ 21% 1500 @ 17% 900 @ 19%
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Home appraised at $199,000, current balance on mortgage = $156,000. HELOC blance = $29,000.
What do you do at your job. Also your profile shows outstanding credit of over $35,000. Is that accurate? Thank You	I am an Aeronautical Engineer in charge of Flight Technical Programs at the airline I work for......unfortunately, the outstanding credit is accurate. My plan is to get out of debt as soon as possible with an aggressive plan.
Hi, please helpm me clarify the outstanding credit - you have close to $42k consumer credit or the $42k balance would include the $29k HELOC. Sorry if this is a trivial question :) please also let me know if you are the sole wage earner in your family or you have other source of income. Thanks and good luck.	I am not the sole wage earner....combined income (my wife and myself) = $157,000. The HELOC is not included....two kids finishing college and a few family medical issues contributed to the consumer debt. Highly motivated to elliminate the debt!!!
Please explain the delinquency 53 months ago? Thank you.	Inadvertantly payed bill 30 days late.....my wife thought I payed it and I thought she payed it.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	Combined NET (after taxes) income/month = $9355 Savings = $400 Mortgage = $1588 Utilities = $425 Cable/Phone/Internet = $160 Food = $700 Insurance = $202 Auto Gas/Mx = $450 Debt Payments (credit card/HELOC) = $1050 Would like to consolidate the debt payments at a lower int. rate, then utilize snowball method to aggressively pay it all off!
Hi borrower. I'm interested to help fund your loan. My questions are: (1) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (2) Usually 300 loans listed; today 366. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. If a debt consolidation, or credit card refinance, more advantageous to accept 75, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you are automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. I plan on shorter term pay-off of loan - I'll be as aggressive as I can! 2. Undetermined on accepting partial loan, although I will consider it.....my current plan to irradicate this debt would have to be reevaluated

Member Payment Dependent Notes Series 659210

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
659210	$21,000	$21,000	14.91%	1.00%	February 4, 2011	February 4, 2016	February 4, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 659210. Member loan 659210 was requested on January 21, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	golden gate transit	Debt-to-income ratio:	5.62%
Length of employment:	10+ years	Location:	petaluma, CA

Home town:
Current & past employers:	golden gate transit
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 21, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	73
Revolving Credit Balance:	$3,861.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Total balance is $201,000. the current value as of last month $430,000.
What do you do for golden gate transit?	Type your answer here.Im a bus driver,I have work for golden gate transit 20 yrs
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. the total balance is $201,000. the current market value of our home is $430,000. It was appraised in october 2010
Are these funds to pay for medical expenses you have already incurred, or ones you are planning to incur? If its a planned occurrence - will this effect your ability to go to work? If so for how long will you be out of work?	Type your answer here.The money is for medical expenses already incurred and it does not effect my ability to work in anyway.

Member Payment Dependent Notes Series 659646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
659646	$25,000	$25,000	16.02%	1.00%	February 4, 2011	February 5, 2016	February 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 659646. Member loan 659646 was requested on January 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Self Emp	Debt-to-income ratio:	1.18%
Length of employment:	10+ years	Location:	West Palm Beach, FL

Home town:
Current & past employers:	Self Emp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	33
Revolving Credit Balance:	$8,146.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 659782

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
659782	$15,000	$15,000	14.91%	1.00%	February 4, 2011	February 5, 2016	February 5, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 659782. Member loan 659782 was requested on January 22, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,407 / month
Current employer:	n/a	Debt-to-income ratio:	8.08%
Length of employment:	n/a	Location:	Raleigh, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 22, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,818.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here.Retired from the US Department of Health and Human Services/National Institutes of Health/National Institute of Environmental Health Sciences, RTP, NC on 01/03/2009 as a Senior Grants Managment Officer with 35 years of service.
Employer or current source of income?	Type your answer here. Retired on 01/03/2009 as a Senior Grants Management Officer 35 years of service with the US Department of Health and Human Services/National Institutes of Health/National Institute of Enviornmental Health Sciences in the Research Triangle Park, NC.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. Thollowing loans are to be paid down or off: LOWES; BAL: $5,574 (TO BE PAID OFF) HFC; BAL: $8,723 (TO BE PAID DOWN) STATE EMPLOYEES; BAL: $5,156 (TO BE PAID OFF)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The following loans are to be paid off or down: LOWES; Bal: $5,574 (TO BE PAID OFF) HFC; Bal: $8,723 (TO BE PAID DOWN) STATE EMPLOYEES; Bal: $5,156 (TO BE PAID OFF)
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. NO HELOC ON HOME; BALANCE OWE $184,000; AND THE CURRENT MARKET VALUE IS $200,000.
What are your monthly expenses?	Type your answer here. Mortgage and Auto.
Any additional income not listed above?	Type your answer here. NO.
It appears you may not have fully undrstood Q above. I will reframe it here, more precisely. Your answer [including RATES] will help me fund your loan. I would like to fund your loan and need the following IMPORTANT info before doing so. For EACH debt you plan to pay off with this loan, please provide ALL the following info: Lender [eg, Chase], Amount [eg, $5,500], Minimum payment [eg, $150], and MOST IMPORTANT!!! interest rate [eg, 12.99%]. Thanks.	Type your answer here. LOWES; BAL;$5,574; MIN PYMT; $164; RATE; 22.99% HFC: BAL; $8,723; MIN PYMT; $155; RATE; 18% STATE EMPLOYEE: BAL; $5,500; MIN PYMT;$370; RATE; 10%
Pardon me but could you be more explicit in describing your source of income..is $4,400/month your government employee's pension?	Type your answer here. GROSS MONTHLY PENSION FROM THE US OFFICE OF PERSONNEL MANAGEMENT. INFORMATION FAXED TO LENDING CLUB ON 01/24/2011 PROVIDING CONTACT OFFICE AND TELEPHONE NUMBER PROVIDED AS WELL. I AM A RETIRED FEDERAL EMPLOYEE RECEIVING A CIVIL SERVICE PENSION.
I need to know not just the BAL but also the RATES of the debts you plan to pay off. Please provide the following important, specific info: For EACH debt you plan to pay off with this LC loan, please provide the lender [e.g., Citi], the amount [eg,$2,000], the minimum payment [e.g., $75], AND VERY IMPORTANT the rate [eg, 12.99%]. Thanks, I am looking forward to funding your loan!	Type your answer here. I provided that information on 1/25/2011 (today). There are no minimum payments on the three accounts provided. The payments per month are fixed amounts due on all three accounts to be paid off.
Thanks for your answer above. Regarding your $5,500 loan at 10%, why do you want to borrow at nearly 15% to pay it off, rather than keeping that wonderful 10% rate on the $5,500 [presumably, not just for the convenience of having one less bill-pay to check off each month]? Thanks, I am looking forward to funding your loan!	Type your answer here. My only daughter is getting married later this year and I want to contribute towards this event. Therefore; I have given this matter greater thought and has concluded that her day is more important too me than 10% on a loan.
How does paying a higher interest rate on this loan in the long run help with contributing to your daughter's wedding in the immediate future?	Type your answer here. You are right that 15% vs 10% is high. Based upon my record of paying my bills on time, the Lending Club and its investors could or should have provided a better rate. As for as my daughter is concerned, her special day is most important to me and my wife. My future financial picture looks good with the receipt of my Federal Pension and my Military Pension which is effective at the age of 60 (two years) from now as well as Social Security payments in another two years after the Military Pension starts. Both my Federal and Military Pensions have sufficent Life Insurance proceeds to pay off any debts to include mortgages. I feel that my future is secure for me and my wife.
Civil Service retiree. I'm interested helping fund your loan. My questions are: (1) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. The future looks very bright for future income from other sources as a retired military man as well as a retired federal employee. It is our plan to be out of debt within the next five years. Therefore, 5 years vs lesser years provides time to pay this loan off before maturity.

Member Payment Dependent Notes Series 659863

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
659863	$13,000	$13,000	7.29%	1.00%	February 7, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 659863. Member loan 659863 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,042 / month
Current employer:	Bureau of Land Management	Debt-to-income ratio:	25.21%
Length of employment:	9 years	Location:	Likely, CA

Home town:
Current & past employers:	Bureau of Land Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > Credit card debt consolidation after putting my wife through college. Our goal is to be debt-free (besides our mortgage) in 3 years, when this loan is paid off. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,712.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Bureau of Land Management?	I am an assistant fire engine operator and am a full-time, benefited, year-round employee. This summer will be my 10th season at this station.

Member Payment Dependent Notes Series 659948

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
659948	$3,600	$3,600	10.37%	1.00%	February 8, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 659948. Member loan 659948 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,958 / month
Current employer:	Charlotte Russe	Debt-to-income ratio:	18.05%
Length of employment:	5 years	Location:	BAYONNE, NJ

Home town:
Current & past employers:	Charlotte Russe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$1,645.00	Public Records On File:	0
Revolving Line Utilization:	71.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 660332

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660332	$6,375	$6,375	10.74%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660332. Member loan 660332 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	The Gap Inc	Debt-to-income ratio:	20.66%
Length of employment:	7 years	Location:	columbus, OH

Home town:
Current & past employers:	The Gap Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,168.00	Public Records On File:	0
Revolving Line Utilization:	47.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 660403

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660403	$18,000	$18,000	14.54%	1.00%	February 8, 2011	February 6, 2014	February 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660403. Member loan 660403 was requested on January 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Johns hopkins	Debt-to-income ratio:	6.63%
Length of employment:	2 years	Location:	baltimore, MD

Home town:
Current & past employers:	Johns hopkins
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	17
Revolving Credit Balance:	$13,051.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Johns hopkins and where did you work prior to that?	I am a physician in a fellowship training program in imaging. Prior to hopkins, I was in a residency training in NY.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 435. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expires, automatically eligible for issue. When listing expires, if loan 60 pct plus funded, will you accept partial loan? (Partial or 100 pct funded loan APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker when loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you're automatically eligible to relist loan's unfunded $ amount or list a new loan.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a physician in a fellowship training program in imaging. Prior to hopkins, I was in a residency training in NY. I want to pay it off in 3 years. I haven't decided about partially funded loan.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt?	1. Debt consolidation. I will be paying two cards in full. 2. 1 card will remain. 3. I am a physician in training with family. Salary/stipend is not enough to cover expenses over last several years. 4. I didn't have any deliquencies. 5. Clinical Fellow 6. Previously resident in ny. 7. I do have kids (2 school going). 8. No one else brings income (wife is homemaker).
If your salary is not enough to cover your expenses now, what are you going to do differently to live within your means? Or, do you intend to accumulate more debt?	My salary is to the point where i can make payments for this loan. credit cards charge compound interest which doesn't reduces principal amount significantly and bigger portion of your payment goes to interest payments. I haven"t used credit cards in more than a year, only debit card.

Member Payment Dependent Notes Series 660441

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660441	$20,000	$20,000	16.40%	1.00%	February 3, 2011	February 6, 2016	February 6, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660441. Member loan 660441 was requested on January 23, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Belanger	Debt-to-income ratio:	15.38%
Length of employment:	9 years	Location:	Westland, MI

Home town:
Current & past employers:	Belanger
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/23/11 > I have used Lending Club before, and never missed a payment. Looking to pay off debt, and secure a more solid future for myself.

A credit bureau reported the following information about this borrower member on January 23, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	76
Revolving Credit Balance:	$11,453.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) What do you do at Belanger? 2) What is your other Lending Club Loan number?	I do technical support for them, and I will have been there for 10 years this may. I truthfully don't know the number of my other loan, as with doing direct deposit, I just knew I always had the money in there, and it was always taken out. The monthly reminder email didn't show the loan number.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer? and What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 435. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expires, automatically eligible for issue. When listing expires, if loan 60 pct plus funded, will you accept partial loan? (Partial or 100 pct funded loan APR is identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker when loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you're automatically eligible to relist loan's unfunded $ amount or list a new loan.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	My current employer is Belanger Inc. I do technical support for them, and I will have been with them for 10 years this May. I hope to be able to pay off this loan early, but am looking for the payment to be lower, hence why I am looking for the 5 year term. I would accept a partial loan, but hope to get the full amount. Thank you for your interest in my goal.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I will completely admit that I am backwards on my home, which is why I want to pay off high interest debt, so I can try to put more towards my principle versus paying all the interest. My mortgage balance is $140K, and home value is right around $110K
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Triplicate question
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Same question for the 4th time
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	I have two credit cards, one is citi bank, and the other chase where I owe just under $5000 on each, payment is over $300 on each, and then a high interest personal loan that I own about $10000 on, which I pay almost $450 a month on.
I was able to find your loan from January 2010. It seems that you in fact lowered your revolving credit. Thanks for your honesty. I will fund part of your loan. Good luck!	Thanks! I am trying, and have been raised with a sense of whats right and wrong. I am trying hard to fix the mistakes I have made.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Please see other answers.
Can you list out what you're trying to consolidate? Lending Club says you have $11450.00 in revolving debt but you are asking for $20000.00. I'm just trying to figure out where the extra debt comes from? (ex. CC - $5000 @ 21.3%)	The other debt is a personal loan that is almost $10K
Are you late on your home payments?	No, I am current on my mortgage, and have never missed a payment
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Pleas see other answers

Member Payment Dependent Notes Series 660629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660629	$12,500	$12,500	10.37%	1.00%	February 2, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660629. Member loan 660629 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Laguardia Community College	Debt-to-income ratio:	11.55%
Length of employment:	1 year	Location:	ASTORIA, NY

Home town:
Current & past employers:	Laguardia Community College
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I am consolidating my credit card debt... one account is 8k and the other is 3k so combined that totals the 12.5K I am requesting -$500 for Lending Club fees. All credit scores are at 750 and I have NEVER missed any payment on any account, longest account going back 17 years. I teach Geography at the Laguardia College and my position is very stable.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,281.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 660734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660734	$2,300	$2,300	13.43%	1.00%	February 8, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660734. Member loan 660734 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	RedVentures	Debt-to-income ratio:	18.00%
Length of employment:	4 years	Location:	North Miami Beach, FL

Home town:
Current & past employers:	RedVentures
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	36
Revolving Credit Balance:	$5,008.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 660762

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660762	$13,600	$13,600	7.29%	1.00%	February 7, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660762. Member loan 660762 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Caxton Associates	Debt-to-income ratio:	6.84%
Length of employment:	7 years	Location:	Chesterfield, NJ

Home town:
Current & past employers:	Caxton Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > Finishing the basement to create more room for our second child that is on the way. Borrower added on 02/04/11 > I just wanted to add a little more information regarding my credit history. I am a very low risk as I have never missed or been late on a loan payment of any kind. This includes everything from mortgage, car and credit card payments.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$191.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the nature of the home improvements you plan to make? Thanks!	The nature of my home improvement is finishing my basement.
Can you submit income verification to Lending Club? This would greatly increase the lenders' interest and have your loan fully funded.	Most certainly

Member Payment Dependent Notes Series 660797

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660797	$20,000	$20,000	18.25%	1.00%	February 8, 2011	February 8, 2016	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660797. Member loan 660797 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,997 / month
Current employer:	lenovo	Debt-to-income ratio:	11.81%
Length of employment:	5 years	Location:	Raleigh, NC

Home town:
Current & past employers:	lenovo
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$70,287.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at lenovo?	I'm a computer and electrical engineer at Lenovo.
1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? ex: Revolving Credit Balance $70,287.00 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	CC#1 - 16,629 - 19.99% CC#2 - 4,218 - 12.99% The only other debt I have is my car payment and my home payment. I will keep the one credit card as that is the oldest thing on my credit report and taking it off will apparently damage my credit score. The other I will cancel. The loan length will depend on the bonus amounts I receive. 5 years if no bonuses, 2-3 years if I get moderate bonuses, less if the bonuses are high.

Member Payment Dependent Notes Series 660798

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660798	$25,000	$25,000	21.59%	1.00%	February 8, 2011	February 7, 2016	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660798. Member loan 660798 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	4.00%
Length of employment:	4 years	Location:	New Lebanon, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > I currently run a successful restaurant that's been in business for 3 1/2 years. The funds will be used for working capital to open a second restaurant. The new business is basically turnkey and has been open for over 6 years.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	25
Revolving Credit Balance:	$5,675.00	Public Records On File:	0
Revolving Line Utilization:	65.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. No, 2. $171,000, 3. $199,500
How much and to how do you owe money to? (Please include interest, monthly payment, total balance for each debt). What are your fixed monthly costs? Thank you.	Fingerhut $220, Walmart $534, Big Lots $1,100, Key Bank $3,500. Fixed monthly costs are approximately $300.
What will you be using this loan for?	I currently run a business that I've had for 3 1/2 years. The purpose of the loan is for a second business that is basically turnkey. The money will be used for working capital & minor updates.
What is your current source of income? Is that the business for which you are seeking funding? What was your delinquency 25 months ago? Thanks in advance for your cooperation in answering these questions.	My current source of income is from the business I've had for 3 1/2 years. The funding will be used for working capital to start a second business. And I am not aware of any delinquencies.
What is your current business and what will your second business be?	The current business is a mexican restaurant and the second will be an American restaurant/ Bar
What type of business is it?	Restaurant/ Bar
I see you are asking for a 60 month loan. LC has no penalty for paying earlier. How long do you anticipate it will take you to pay it off?	My goal is to pay it off in 2 1/2 to 3 years
One more thing... I see you are still under review. You should contact lending club to see what they still need from you as far as paperwork. This will allow you to be verified and your loan will have a better chance of being funded faster and getting the full amount	Thanks for the info

Member Payment Dependent Notes Series 660801

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660801	$15,000	$15,000	16.02%	1.00%	February 3, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660801. Member loan 660801 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	BlueNovo	Debt-to-income ratio:	5.40%
Length of employment:	2 years	Location:	Falls Church, VA

Home town:
Current & past employers:	BlueNovo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > Debt consolidation loan - I have exceptional Debt To Income (Annual base salary of 72K) with less than $1500 dollars in total bills payment per month Borrower added on 01/28/11 > Given the purpose of the loan and my debt-to-income, I really think I'll be able to pay off the entire loan in less than twenty-four months

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	23
Revolving Credit Balance:	$3,199.00	Public Records On File:	0
Revolving Line Utilization:	58.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt?	Hi! Thank you for your interest in funding my loan. Below are my answers. 1. Loan purpose: pay off debt 2. Frankly, poor financial decisions as a recent college graduate ('05 & '06) 3. I had to short sale a property two years ago 4. Healthcare IT Consultant - I am a PMP certified Project Manager, so I manage a lot of systems implementations within healthcare settings. My role covers includes a lot of project management, management consulting and business development. In May I will reach the two year mark with my current company. 5. My background is in sales and management consulting. In my previous role, I spent two years with a top tier consulting firm working with heads of sales at mid-market companies. 6. Monthly expenses don't exceed $1500 (including bills, transportation, food, etc.) 7. I don't have any dependents 8. It's just me. Single male.

Member Payment Dependent Notes Series 660822

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660822	$15,000	$15,000	13.43%	1.00%	February 8, 2011	February 8, 2014	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660822. Member loan 660822 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	GALLO'S PIZZA AND SUBS	Debt-to-income ratio:	8.64%
Length of employment:	10+ years	Location:	ROCHESTER, NY

Home town:
Current & past employers:	GALLO'S PIZZA AND SUBS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,385.00	Public Records On File:	0
Revolving Line Utilization:	37.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? Also, what is your job and how stable is it? Thanks.	esl $5000 20%, 250/mo esl $1800, 20.99% 100/mo capitol one $7000, 20.99% 250/mo
What do you do at GALLO'S PIZZA AND SUBS?	I am the owner and operator of this establishment
Can you please answer my other questions about where this debt came from, what you'll do to avoid future debt, and about your job and its stability?	This debt came from the everyday operations from my business. The last couple years have been slow compared to the past but my business is picking up where it left off a few years ago when i was doing much more in sales. The business is doing very well and see no problem making the payments on the 15k debt. Consolidating my debts into one payment will help lower payments and make it easier to pay just one payment rather than several. I have owned my business for over 20 years and see it doing very well for anothr 20. Hope this answers your questions. Thanks John
What is your job, and how stable is it?	I am the owner of pizzeria. I have had the business for over 20 years so the job is very stable
What is your job description?	I am the owner of Gallo's Pizza and Subs
Please answer my other questions. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	The debt is from everyday business expenses when the business was slow a year ago. The business is picking up and see a steady increase in sales now and in the future. I have had my business for over 20 years and see another 20 years going strong.

Member Payment Dependent Notes Series 660912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660912	$8,400	$8,400	14.91%	1.00%	February 8, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660912. Member loan 660912 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	n/a	Debt-to-income ratio:	0.27%
Length of employment:	10+ years	Location:	Spring Lake Park, MN

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/24/11 > I plan on using the money to have some cushion on the front end of jobs. I have a lot of work coming up and I don't want to turn work away because I can't fund the operating side. Keeping that in mind, I will budget my work and money to stay efficient. I believe I am a low risk because I pay my bills. I need that kind of a reputation to stay in business. Work is good. I have repeat customers and referrals from customers. I am a remodeling contractor with 3 decades of experience. I also do a lot of insurance claim work. I have a very diverse background.

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	4
Revolving Credit Balance:	$14.00	Public Records On File:	0
Revolving Line Utilization:	2.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the two delinquencies (one in the last four months) on your credit history.	Type your answer here. The one recently was a mistake by the mortgage company, they submitted the reversal already. I have the letter stating that which I can forward. The GMAC payment from 1-1/2 years ago was a oversight on my part. I actually phoned the payment in on a Friday afternoon, 28 days late. Being it was after 3:00, it wasn't posted until Monday, which was the first of the next month. I have tried repeatedly to get them to reconsider, but they will not budge. The only record they have is when it was posted, not received. Regardless, I am responsible. Thank You
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here.The primary mortgage has $295,970.00 owed. There is no second mortgage, line of credit, or any other loans that I have. The market value today is about $320,000.00. Thank You.

Member Payment Dependent Notes Series 660921

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660921	$10,000	$10,000	7.66%	1.00%	February 7, 2011	February 7, 2014	February 7, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660921. Member loan 660921 was requested on January 24, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,958 / month
Current employer:	mts	Debt-to-income ratio:	28.40%
Length of employment:	10+ years	Location:	elkridge, MD

Home town:
Current & past employers:	mts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/25/11 > This is for the purchase of a second vehicle. My credit score is from low to high 726 to 760. I have been the Human Resources Director for my company for the last 14 years. Borrower added on 01/25/11 > My annual salary is $107,500

A credit bureau reported the following information about this borrower member on January 24, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,650.00	Public Records On File:	1
Revolving Line Utilization:	30.50%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you tell me the full name of the employer?	Multi-Therapeutic Services,Inc.

Member Payment Dependent Notes Series 660949

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
660949	$15,000	$15,000	14.17%	1.00%	February 3, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 660949. Member loan 660949 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	rassette capital	Debt-to-income ratio:	5.79%
Length of employment:	10+ years	Location:	canutillo, TX

Home town:
Current & past employers:	rassette capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,507.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	Between my wife and I we take home between 4500 and 5500 a month. It depends on bonuses. Most months is about 4700
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	yes I own my home free and clear. market value is 275k
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I own my home free and clear with my wife. There is no HELOC on the home. Value is 275k, and I've owned it for 6yrs
Please list the balances, APRs, and monthly payments for the debt you will be consolidating with this loan. Thanks!	its more so medical bills than credit cards. have a daughter in the nicu for 16 weeks

Member Payment Dependent Notes Series 661062

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661062	$15,000	$15,000	15.28%	1.00%	February 7, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661062. Member loan 661062 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	n/a	Debt-to-income ratio:	10.43%
Length of employment:	10+ years	Location:	Santa Cruz, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I started a local online referral network for all things construction and home improvement 15 months ago. It hit a nerve because it's local and it's based on word-of-mouth referral. There are more than paying 120 members on board. This model is earning money and providing a great service to local builders and construction businesses. This business venture is going to replicate the local success in other areas across the country. I currently have three 'franchises' ready to go. Each local guild is run by a local builder and completely focussed on the local area. This individual provides the local contacts to build the guild while the business provides the customized website template, builds the member pages, handles the money and maintains the system. The entire business is based upon local reputation, word-of-mouth referral networks, and using the power of the Internet to connect local customers with the best and most reliable local construction and home improvement specialists. I have built a successful model that is flourishing. Interested investors may contact me for links to this site and more information. Thank you for your consideration. Borrower added on 01/30/11 > Our local construction economy here is down 60% from five years ago. The success of the local online construction guild that I built from the ground up in the face of this challenging crisis is a testament to the validity of this venture. This is not an impersonal national contractor referral business. It is just the opposite. It uses the technology of the Internet to provide the best referral business within the 20-mile radius that almost all builders work in. This is a proven field-tested concept. The first three 'brother guilds' are ready to go. I still take construction jobs to earn money, but I need to transition from that into running the new business. I will answer all of your questions to the extent that the Lending Club rules allow. Thank you for your interest. Borrower added on 01/31/11 > HOW I PLAN TO USE THE FUNDS: SALARY: $4,000/month, less income from construction work, which I will continue to take as long as needed. This business generates income from each new member, which will go towards paying my salary and operating expenses. As the business grows it immediately brings in revenue. OPERATING EXPENSES FOR MONTHS 1-6: RackSpace cloud hosting: $149/month Box.net: $95/month Online project management: $50-100/month Telephone: $80/month Office materials: $100/month Bookkeeping/office help: $200 - $800/month Credit card processing fees: $50-500/month Office rent: not yet Loan repayment: $697/month Other: $500 Borrower added on 01/31/11 > WHAT MAKES ME A GOOD BORROWER: I borrowed an SBA-backed loan for $65,000 for my prior venture. I had invented a small tool with potentially large consumer market. This tool 'almost' made it into the Home Depot as well as several other regional retail chains, but the economic downturn stopped it cold. I have made regular payments on that loan and it's down to $15,765. I pay my credit card bills on time except for two late payments due to delivery. In the face of the defeat of my invention business and the 60%+ contraction of the local construction industry from five years ago, I have built up this new business on a shoestring. This business is making money and it is the field-tested 'proof of concept'. I now have a very public profile here locally, due to newspaper articles and a radio show appearance. I have a great reputation as a builder and a strong referral network of happy customers. My word is my bond.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	60
Revolving Credit Balance:	$12,982.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your web site? What will the 20K go towards? Are you supplementing your monthly income with other sources of income?	I cannot divulge the website address as this is against Lending Club policy. The web site is a community of 124 and counting local building and home improvement professionals and suppliers. All are paying a yearly membership fee. The local construction economy is down by almost 60% from five years ago. This model speaks to the these times. The development of the replication procedures is complete and has been paid for. I am moving forward with that. I will continue to take construction work and shift over to this business one step at a time. I am also earning renewal income from the business.

Member Payment Dependent Notes Series 661174

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661174	$12,000	$12,000	13.06%	1.00%	February 8, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661174. Member loan 661174 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Ridgecrest Capital Partners	Debt-to-income ratio:	6.65%
Length of employment:	< 1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Ridgecrest Capital Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 661262

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661262	$18,000	$18,000	14.17%	1.00%	February 7, 2011	February 8, 2016	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661262. Member loan 661262 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,750 / month
Current employer:	n/a	Debt-to-income ratio:	7.78%
Length of employment:	9 years	Location:	Wilmington, NC

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/25/11 > Debt consolidation, lower monthly payments

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	12
Revolving Credit Balance:	$18,434.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Loan balance is about 120k Value is about 140k

Member Payment Dependent Notes Series 661329

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661329	$3,250	$3,250	10.74%	1.00%	February 8, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661329. Member loan 661329 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	On Site Management	Debt-to-income ratio:	14.74%
Length of employment:	7 years	Location:	BELGRADE, MT

Home town:
Current & past employers:	On Site Management
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	34
Revolving Credit Balance:	$6,793.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is OSM and what do you do there? What will loan proceeds be used for?	OSM is a construction company. The loan will be used for credit card consolidation.

Member Payment Dependent Notes Series 661446

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661446	$18,000	$18,000	20.48%	1.00%	February 4, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661446. Member loan 661446 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,333 / month
Current employer:	Geriatric Nurse Practitioners, Inc.	Debt-to-income ratio:	24.69%
Length of employment:	3 years	Location:	Litchfield, OH

Home town:
Current & past employers:	Geriatric Nurse Practitioners, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > I am requesting the above funds for debt consolidation of several smaller loans at higher interest rates. When the new credit card regulations came into effect earlier this year, I saw my interest rates rise to over 25% without cause. I am a great credit risk, always pay my debts on time, have a great job and recently was asked to become an equity partner in the company where I work which I gratefully accepted. Due to some LC computer technical difficulties, this is the third time my loan has been listed, so for those of you who originally invested, please try again. Thank you! Borrower added on 02/01/11 > Please note: I have just been approved through the credit department.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,699.00	Public Records On File:	0
Revolving Line Utilization:	80.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial, or 100 pct, loan APR are identical.) Required employment, optional income, verified early helps loan to quickly fund. Pace quicker loan nearer expiration. Best option is to be flexible. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am the Sr. Director of Operations for a company that provides Nurse Practitioners to geriatric and assisted living facilities. My role is primarily day to day ops, sales and marketing and management of non-medical staff. Our company has been in business since 2003, with steady growth year over year. I recently was asked to join as a minority partner and have accepted. I did take this loan for an extended period (60 months) to allow for flexibilty in how I pay my loan but expect to pay this loan off in 2-3 years. The income listed is mine alone and our household income annually is $175,000. I have always been responsible for my debts and therefore do not co-mingle finances with my husband. Due to the computer issues, etc. LC has already verified my income and I am approved for this loan. I would accept a partial loan but hope for full funding.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I have already sent in the W2 and pay stubs and have been told that I am approved, not just through the system but from the credit department.
Did LC tell you and/or did you already know that approval for the loan and verifying your income are two different processes?	Yes, LC and I have been working together due to several computer issues. During that period of time while we were correcting the problem, I was told from the credit department that I am approved. They have already received my W2s and pay stubs and have run my credit report.
Please tell us about the debts you will consolidate. What are the balances and interest rates? Will your minimum monthly payment requirements increase or decrease? How much?	My current payments total $820 and will be reduced by approximately $340 by consolidating this loan. I will then take the amount I would normally pay and chunk down this loan. My goal is to have this paid off within the next two years. I am closing the credit card accounts that are associated with this loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home is valued at $260,000 from an appraisal done last year by 5th Third. I owe $230,000 after I refinanced for a 5% mortgage last June. I do not have a home equity loan.
Could you detail your individual credit card debts, interest rates, and monthly payments? Thanks.	Card 1 - $3306 24.24 $75 Card 2 - $1501 29.99 $95 Card 3 - $484 29.49 $50 LOC 1 - $6250 24.99 $295 LOC 2 - $6000 24.99 $300 After LC fees, I will receive $17,100 and monthly payment will be $481. I will save approximately $340 per month and card accounts and LOCs will be closed.

Member Payment Dependent Notes Series 661459

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661459	$6,500	$6,500	7.29%	1.00%	February 2, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661459. Member loan 661459 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Atkins and Pearce	Debt-to-income ratio:	19.88%
Length of employment:	10+ years	Location:	Cincinnati, OH

Home town:
Current & past employers:	Atkins and Pearce
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > I'm planning on purchasing a motorecycle if the loan is approved.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,229.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 661495

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661495	$25,000	$25,000	11.11%	1.00%	February 2, 2011	February 8, 2014	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661495. Member loan 661495 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	GSDM	Debt-to-income ratio:	25.17%
Length of employment:	7 years	Location:	austin, TX

Home town:
Current & past employers:	GSDM
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,893.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is GSDM and what do you do there?	GSDM is a national advertising agency, owned by the Omnicom holding company, which also owns a number of large national and international agencies. My title is "Production Operations Manager". This means that I perform operations functions for the production department including but not limited to accounting, management of freelance producers, management of procedure, maintaining our server, and acting as producer on smaller broadcast or radio productions. I report directly to the VP/Director of Integrated Production. Please let me know if you have any further questions; I would be happy to provide answers. Best, JF
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer GDSM? and What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 458. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. GSDM is a national advertising agency. 2. I am the Production Operations Manager, reporting directly to the SVP/Director of Integrated Production. I do departmental operations functions, as well as but not limited to staffing plans, accounting duties, managing freelance staff, maintaining documents on our server and local radio or video production. 3. I would like to conclude my loan sooner than 3 years, but I would say that it would not be less than 2 years. 4. Yes, I would accept partial funding. My goal is to consolidate and pay off debt, and thus any significant loan amount will get me closer to this goal. Thanks!
What is your job description? What is the balance of your mortgage including 2nds and heloc? What is the current market value of your house? What is your itemized monthly budget? How long in years do you plan on taking to pay off the loan? List your debt by:type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. What are you doing to keep this debt from reoccurring? Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	Good afternoon yak1 - I am a Production Operations Manager at a national advertising agency. I work in the integrated production department (sound/motion, digital, print, art) and report directly to the head of the department. I perform ops functions as well as other duties within the department including accounting functions, staffing planning, managing freelance staff and working on local radio and video production. We just refinanced our mortgage and I would have to ask my husband what our payment is now - it is automatically deducted from his account. The net cost for first and second mortgages per month is 2400. The current market value of my house is probably in the $700k range. I plan on taking 3 years or less to pay back the loan; I am hoping for less time than the 3 year term. In response to the question as to how I intend to keep my debt from reoccurring, I am evaluating my spending habits and taking steps to change them. Additionally, my life has significantly changed in the last 5 years; I have gotten married, built a house and had a child in that time. I expect that I will be able to pay off this debt and move forward, based on the fact that I do not anticipate having the same number of significant life changes happen in such a short amount of time, and I am changing the way I approach spending. My debt is also partially the product of working in an industry for many years that pays very poorly until a certain level of seniority is reached, as well as living in Los Angeles until age 31 and coping with the costs associated with living in that city. My accrued debts are on 2 credit cards, both of which I intend to pay off and close. I hope this reply answers your questions.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Please list your loan amounts & interest rates that you will be paying off. 4.Are you the sole wage earner? Thanks.	Good morning desk8149 - My net income per month is $4k. Our mortgage, utitilies, insurance, phone/internet and childcare costs all come out of my husband's account. My car payment is $450/month, groceries and sundries (diapers, etc) approximately $700/month. I will be paying off debt accrued on credit cards over a series of years; I work in an industry where pay is poor until a certain level of seniority is reached. Additionally, in the past five years I've gotten married, built a house, changed jobs and had a child...I don't anticipate doing so many life changing things in a short period of time again, and thus do not anticipate building more debt. I am not the sole wage earner; my husband is the main breadwinner. Thanks - I hope your questions were answered.

Member Payment Dependent Notes Series 661548

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661548	$8,000	$8,000	6.92%	1.00%	February 2, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661548. Member loan 661548 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	St Anthonys Hospital	Debt-to-income ratio:	4.13%
Length of employment:	3 years	Location:	UNIONVILLE, NY

Home town:
Current & past employers:	St Anthonys Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > Gina loan to pay off debt at a lower interest rate

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for St Anthonys Hospital and where did you work prior to that?	Type your answer here. I am a registered nurse at St Anthonys. I have been employed there for 3yrs and 5 mnths. Prior to that I was a stay at home mom for 5 years.
Hi. What are the specific sources of debt you plan to consolidate with this loan? Also, can you comment on the delinquency 41 months ago? Lending Club doesn't provide any further details. Thank you.	I plan to pay off two credit cards that I use to purchase books while I was in college. I am not sure what the delinquency was 41 months ago.
Can you submit income verification to Lending Club? This would greatly increase the lenders' interest and have your loan fully funded.	Yes that is fine. What exactly do you need and where do I email it to. Thanks

Member Payment Dependent Notes Series 661743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661743	$7,000	$7,000	13.80%	1.00%	February 2, 2011	February 8, 2016	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661743. Member loan 661743 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	LA times	Debt-to-income ratio:	2.66%
Length of employment:	10+ years	Location:	norwalk, CA

Home town:
Current & past employers:	LA times
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1977	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$4,316.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 661746

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661746	$10,000	$10,000	5.79%	1.00%	February 7, 2011	February 8, 2014	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661746. Member loan 661746 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Micros-Retail	Debt-to-income ratio:	25.75%
Length of employment:	1 year	Location:	litchfield, OH

Home town:
Current & past employers:	Micros-Retail
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > I am going to use this loan to pay off a high interest loan at 13.5% which I am currently paying on $400/mo for the last 14 months.

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$889.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Micros-Retail and where did you work before that?	I do Level 2 IT support for registers at retail locations. Before that, I did R&D computer research at AVADirect which is a custom computer builder near Cleveland, OH.
Hello, I am interested in helping you out. Can you tell me how long you have been in the IT field? Provide a brief description of what a Level 2 IT duties. Also, the title is "School Loan Payoff", so does that mean your currently paying 13.5% for a school loan? Thank you and good luck.	I have been in the IT field for 1.5 years. A level 2 at my job remotes into registers and fixes the issues that get escalated if they cannot be fixed on the initial call. I fix registers at companies like Justice, Vera Bradley, Jockey, Adidas, Reebok, and other retail stores. I got the high interest loan because I needed a quick loan in a week when I went for IT training at computertraining.com. I am currently paying 13.5% because that school did not qualify for stafford loans and hence the high interest rate.

Member Payment Dependent Notes Series 661805

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661805	$7,200	$7,200	6.92%	1.00%	February 2, 2011	February 8, 2014	February 8, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661805. Member loan 661805 was requested on January 25, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Compass Group	Debt-to-income ratio:	24.30%
Length of employment:	10+ years	Location:	Warsaw, NY

Home town:
Current & past employers:	Compass Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,825.00	Public Records On File:	0
Revolving Line Utilization:	23.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Compass Group?	I am a Foodservice Director. I have worked for Compass Group for 30 Years--I started 3-24-1980
Hi. Why is the title of this loan application "VillageIdiot"?	No reason for the name--me and my friends had this name for the past 20 years--It's the name that i use for all my free games on-line. When asked for a name i just write that one so i don't forget it when i need to remember my login name.
I am interested in funding your loan, but prior to doing so I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and the interest rate of each loan to be consolidated. 3. Explain the credit inquiry shown as occurring within the last six months. Thank you in advance.	Monthly expenses Home-$-859.19,Car loan(1)--$361.62,Car loan(2)-$150.91,Cell-phone $190.00,Gas Bill-$96.86,Electric Bill-$65.82. My wifes income helps pay these bills also. The credit cards to pay are Chase--$5490--18% interest and Walmart $922.32-21% interest and Thonkins Visa--$1016.35--18% interest
Could you kindly provide additional information/details relating to the inquiry in the last 6 months? Thank you.	I need a little help in payng off my credit cards. And with this great loan rate it will help me and my family a lot.

Member Payment Dependent Notes Series 661850

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661850	$10,000	$10,000	5.79%	1.00%	February 8, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661850. Member loan 661850 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Accentcare home health	Debt-to-income ratio:	2.22%
Length of employment:	1 year	Location:	lancaster, CA

Home town:
Current & past employers:	Accentcare home health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I am in a very stable job and have a good income. Borrower added on 01/28/11 > I am planning to use this money to visit my parents in England as my father was taking ill suddenly so my vacation is going to be earlier than planned. Borrower added on 01/31/11 > I am a Registered Nurse and will always have a stable job, I have very good credit and have never been late paying any bills.

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,946.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 661900

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661900	$12,800	$12,800	6.92%	1.00%	February 7, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661900. Member loan 661900 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,400 / month
Current employer:	VA Southern Nevada Healthcare System	Debt-to-income ratio:	26.14%
Length of employment:	2 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:	VA Southern Nevada Healthcare System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > My credit card has an interest rate of 8.9%. I plan to pay the credit card off in full and close the account. My plan is to leave credit cards alone until my Lending Club loan is paid off. Then I will reopen my credit card with the same bank (USAA) making sure to never let the balance get that high again. I'm not going anywhere. I am also a LC investor with close to $10K invested and plan on investing more. My retirement savings (to include LC) totals about $76K. I am discipline enough to not touch my retirement savings. I am retired Air Force E8 after serving 21 years (retired May 2008). Been working with the VA as a manager GS-12 since my Air Force retirement. My husband is still actve duty Air Force E8. This loan is a risk free!!!!! Borrower added on 02/05/11 > Right now my loan is 93% funded and it looks like I am well on my way to 100% funding. I would like to take this opportunity to say THANK YOU to you folks at LC. Your assistance is greatly appreciated.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,633.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for VA Southern Nevada Healthcare System and where did you work prior to that?	VA Radiology Supervisor for Las Vegas. We are building a new hospital which will open early 2012 so I manage radiology at four VA clinics and eventually a hospital to total 5 sites. Not hard to find me based on this description ;-). Prior to that I was Radiology Supervisor in the Air Force. My last duty station was Nellis Air Force Base in Las Vegas where I currently live. As I stated earlier I retired from the AF in 2008.
if you have a balance on your credit card, why not use the $10k that you have invested in Lending Club and EARN a guaranteed 8.9% by paying off that loan instead of risking it hoping to make a higher rate on the loans you invest in? Seems like you are leveraging yourself more than you need to.	I have been investing $$ in LC since 2008. My $10K is already obligated to borrowers. Don't forget that borrowers have up to 60mths to pay back. When a borrower makes a payment to my LC account I purchase another note. If I withdrew investment funds it would be to invest it somewhere else, not spend it. I DO NOT spend investment cash. I plan to have a comfortable retirement someday. To clarify.....I will have better success of being debt free by closing the credit card and paying off the debt via a low interest installment loan via LC. I was going to reopen it once paid, but I think I will use AMEX instead because you have to pay the balance in full each month. Have I mentioned that I have NEVER been late paying anything.....EVER. Thanks everyone for your interest.
If you don't mind, I have some brief questions for you regarding your loan. What is your net monthly income? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? How much free cash do you have per month after mandatory expenses? Will your husband also be helping you pay off your debt? If he is, is he also in debt? Since you chose to get a 3 year loan, how long do you expect to take to pay off the loan? Full 3-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you very much for your help, and for serving our country. I look forward to funding your loan!	My husband will not be helping me pay this loan because I don't need the help. He would help if I needed him to which has never been the case. My husband does have a credit card, but I rarely see him use it. My husband has 6 digit savings so he is ok. My Income $6691/mth Spouse Income $6000/mth My Investments $1000/mth (Sometimes More) My Mastercard (LC loan will pay this off) $248/mth My Auto $693/mth My Violin $80/mth Our Mortgage I Pay = $1120/mth and Spouse pays $1120/mth Our Utilities & Phone I Pay $275/mth and Spouse pays $275/mth Our Daycare I pay $310/mth and Spouse pays $275/mth Eating Out/Entertainment/Groceries $$$ Amount Varies
Can you please provide information regarding your six open credit lines, their balances, interest rate, and minimum payment? Thank you	I was not aware that I had 6 open credit lines until I applied for this loan. I am aware of my Mastercard, AMEX, and Discover Card being open. Mastercard - $14K (Will pay off with LC loan) Amex - 0 Discover - 0

Member Payment Dependent Notes Series 661952

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661952	$2,000	$2,000	14.91%	1.00%	February 2, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661952. Member loan 661952 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,600 / month
Current employer:	Old Dominion Freight Lines Inc.	Debt-to-income ratio:	8.19%
Length of employment:	3 years	Location:	Kansas City, MO

Home town:
Current & past employers:	Old Dominion Freight Lines Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,304.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 661983

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
661983	$7,000	$7,000	7.29%	1.00%	February 3, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 661983. Member loan 661983 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,863 / month
Current employer:	Population Council	Debt-to-income ratio:	5.97%
Length of employment:	8 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	Population Council
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	78
Revolving Credit Balance:	$11,350.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Population Council?	I'm a project manager in our regulatory affairs dept.

Member Payment Dependent Notes Series 662024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662024	$19,200	$19,200	17.14%	1.00%	February 7, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662024. Member loan 662024 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,500 / month
Current employer:	santa clara county	Debt-to-income ratio:	17.71%
Length of employment:	10+ years	Location:	San ramon, CA

Home town:
Current & past employers:	santa clara county
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,238.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. After 6-months on-time payments, you are automatically eligible to relist a loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. HI Sir: I am happy to answer your questions: 1) I am Program Manager for the Divion of Addiction Medicine in Santa Clara Valley Health and Hospital System. I manage 60 employees which includes Physicians, nurses, counselors and clerical support. I oversee a 5 million dollar budget for the dept. We have outpatient clinics throughout Sanata Clara County ( total of 3 locatoins). I oversee all clinics. 2) I am hoping to pay this back within 2-3 years or even sooner. 3) I guess it will depend on the amount. Yes, I may consider a partial amount but I am need of full amount at the moment. Thank you for your consideration. Just to let you know I am a full time employee and been wth the same employer for the past 15 years and I will continue to be there. Again thanks and feel free to contact me.
What do you do for santa clara county?	Type your answer here. I am program Manager (Program Director) for Addiction Medicine Division within Santa Clara Valley Medical Center. I oversee all aspect of the dept. I manage 60 employees which includes physician, nurses, counselors and clerical support. We have 3 out patient clinics and I over see all of them. In additon to all operations I manage the 5 milllion dollor budet for the dept.
What is the home improvement you are making?	Type your answer here. New bathrooms and some kitchen work
Why isn't your landlord putting in the bathrooms and improving the kitchen?	Type your answer here. It is not for where I live now. It is for a house that I own with my mother.
Received reply; thanks. F/T civil service, active duty, retired military, professional degree borrowers, and their reliable income, much in demand. During course 14-days listing loan probably will 100 pct fund. Important that early on to complete required employment verifiication, and if possible, optional income verification. Over and out. Lender 505570 US Marine Corps Retired.	Type your answer here.Dear Sir: I am happy to provide you with employment verifcation Ican fax over copy of my recent paycheck or they can call HR to verify my employment.
You need to contact Lending Club, and summit pay stubs or some other means of verifying your income! Thanks	Type your answer here. Sure- will do.
Me again. Employment, income verification, are conducted by Lending Club Home Office Credit Review personnel in California NOT by individual lenders. Refer to "Help" located at top of any page. "Help" drop down Menu provides overview of borrower loan process. Lender 505570 U S Marien Corps Retired.	Type your answer here. Thank you - I will.
What sort of improvements are you doing on your home? How much do you owe on your home and how much is it worth? (You can usually find an estimate on zillow.com)	Type your answer here. Hello: The house is worth 500K and we owe 266K. The improvment will be redoing the two bathrooms and Kitchen cabinets.
Hi, can you please list your existing debt? it is about $25k based on your report. (it would be great if you could list the balances, APRs and minimum payments) you have a great job but with this additional loan you will have $45k debt. Are you the sole wage-earner or have additional source of income?	Type your answer here. Hi: My minimum payments are about 600 a month. No this is just my income - My household income ( my husband and I) are 190K per year.
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	Type your answer here.Thank you for your support. I have never have default it on any loan. I am actually looking into paying this off within next 3 years.

Member Payment Dependent Notes Series 662029

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662029	$17,000	$17,000	7.66%	1.00%	February 8, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662029. Member loan 662029 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	MEDIA FOR US INC	Debt-to-income ratio:	23.31%
Length of employment:	5 years	Location:	fresh meadows, NY

Home town:
Current & past employers:	MEDIA FOR US INC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,949.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is MEDIA FOR US INC and what do you do there?	MEDIA FOR US INC, is a Retail store sells office supplies, such as computer printer inks. (it's dba ink and toner). i am a store manager here.
Hi. What do you plan to purchase with this loan? This information is critical before I can lend to you. Thank you.	My family member is trying to buy a house, and i want to help him to be able to put down more down payment. I figured it make more sense for me to borrow at 7.6% from here than from bank.

Member Payment Dependent Notes Series 662034

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662034	$14,125	$14,125	10.37%	1.00%	February 2, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662034. Member loan 662034 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Midco Diving & Marine	Debt-to-income ratio:	17.68%
Length of employment:	3 years	Location:	Loveland, CO

Home town:
Current & past employers:	Midco Diving & Marine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > Loan money will be used to pay off auto payment, a couple of credit cards, and purchase an inexpensive vehicle for my son. Borrower added on 02/01/11 > A question was asked about net monthly income, budgets, bills to be paid off, etc. I mistakenly hit the ignore button. My monthly net varies from roughly $3700 - to $5000. I have previously explained which bills are to be payed off.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,413.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Midco Diving & Marine?	Type your answer here.We are a commercial diving contractor specializing in all types of underwater construction. I am in the sales department dealing with construction companies, engineering companies, and public utilities.
What is your job description? What is the balance of your mortgage including 2nds and heloc? What is the current market value of your house? What is your itemized monthly budget? How long in years do you plan on taking to pay off the loan? List your debt by:type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. What are you doing to keep this debt from reoccurring? Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	1. Inside sales and marketing position for various states throughout the Midwest. Position entails the daily contact via phone, fax, and computer to public utilities, military facilities, private corporations, construction companies, engineering firms, conference presentations, as well as handling existing clients. 2. Current 1st mortgage balance - $175127 - 2nd was a $10k down payment program at 0% that does not have any monthly payment yet - HELOC balance is $25,274. Bank of America holds 1st and HELOC and they are looking at the possiblity of combining..have not missed any payments on either. 3. Current market value is approx $190k...a little bit underwater but not by much - value was $208 when we purchased the home. 4. Itemized monthly budget is $2980. 5. I am looking at a 5 year loan but plan on paying it off sooner. The $300 monthly payment is what I am currently paying on my auto loan that will be paid off with this loan. 6.In addition to the mortgage and auto I have 4 credit cards with total balance under $5k - Current interest rate approx 12 - total monthly payment is $150. I also have a small student loan that I am repaying - $140 mothly payment. Also have a medical bill left to pay(kids braces) $500 total - $130 monthly payment 7. The car payment and 4 cards and braces bill will be paid off with this loan. In addition the loan will be used for a vehicle for my son. 8. I am paying extra on each account per month as possible to eliminate overall debt. The main purpose of this loan is the vehicle purchase and cc debt combination to allow for easier additional monthly payments over the principle amount.

Member Payment Dependent Notes Series 662126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662126	$20,000	$20,000	16.02%	1.00%	February 2, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662126. Member loan 662126 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	Department of Defense	Debt-to-income ratio:	17.17%
Length of employment:	9 years	Location:	Miami, FL

Home town:
Current & past employers:	Department of Defense
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	31
Revolving Credit Balance:	$20,004.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Department of Defense?	I am a Staff Officer and specifically work for the Dept of the Army. I work under the J code J75 which deals with foreign military sales.
How did you accrue so much debt ($20k). How will this rising tide get reversed? What do you do for DoD? Thank you.	When I got divorced in late 2009, my ex-wife and son stayed in my property for a year forcing me to pay a mortgage ($1670), rent ($900), and child support for that year. I've always been savvy with money so I was able to stay afloat as I am right now. A couple things changed since then. My ex moved out of my place allowing me to rent it for $1700, I moved in with a friend and only pay $500 for rent, and I got promoted at work. These things are very recent so what I am doing now is looking for a lower interest payment on the money I've borrowed.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is DoD Branch employing you? If military: Current Rank? Pay Grade? Enlisted ETS? If civilian employee: What is current GS/WG Pay Grade? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I work for Dept of the Army, I am a civilian and my pay grade is GS 12/step 2. I realistically intend to pay this loan off in four years. ONE VERY IMPORTANT THING: I have a security clearance and if I want to keep my job, I MUST be in good credit standing. I will sacrifice all other expenditures, comforts, vacations, etc. before I sacrifice my job. In other words: I CANNOT default on this loan or any other. You, being a retired Marine, should fully understand this. HOORAH!!
1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	I have one credit card owing 20k at 21%. I have another card owing 1k at 15.9%. I intend to pay the 20k off as soon as I receive my loan. Lending Club approved me for 25k but I did not accept because I dont need it. My objective is to not have any debt as I always did before I got married. I plan to pay this loan off in about four years.
What do you do for DoD?	I previously responded to this question. Please look at my responses.
Me again. Unlike civilian counterparts, DoD civilian employees, active duty military, understand importance maintaining financial responsibilities currently in "good order". Repeated alcohol, drug, abuse, self induced financial difficulties, ruined many former civiilan employees, Marines, promising government employee careers. Over and out. Lender 505570 U S Marine Corps Retired	You are right. That wont happen to me.
You should seriously consider talking to a credit card counseling service. I went through the CESI program (http://www.cesidebtsolutions.org/) a few years ago and they reduced my rates. $20k at 21% is really bad. Have you talked to the creditors about reducing your rate, explaining about the changes in your job and house/income situation? You can probably get even better rates than lendingclub through a program like CESI. But I'll still throw $50 into this one...	Thanks! I'll pay you back in the next four years. :)

Member Payment Dependent Notes Series 662135

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662135	$25,000	$25,000	16.02%	1.00%	February 7, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662135. Member loan 662135 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Jefferson County Public Schools	Debt-to-income ratio:	24.62%
Length of employment:	8 years	Location:	louisville, KY

Home town:
Current & past employers:	Jefferson County Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > Thank you for the loan. I am planning to use it to pay off the large amount of credit card debt I amassed during a difficult time in my life. I have a good income;I am a teacher with a steady job, and I am ashamed of how I let my spending get out of hand. I am ready to tke control of my life again, and grateful for the chance to consolidate my bills and get out of debt in a finite period of time.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,617.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a high school mathematics teacher at Ballard High School school in Louisville, KY. I have been at this school for eight years. I did select the five year loan, but I am hoping to pay it off in three. However, with children in college, and all their unexpected expenses, I thought it wiser to ask for the longer term. I would be willing to accept partial funding if that is all that available and requlify again in 6 months, but of course would prefer the full amount. I am grateful for the chance to wipe out my credut card debt and start over with just one payment.
It's great to have a math teacher here! You clearly understand why I would like to know, for EACH debt you plan to pay off with this loan, please provide ALL the followiing details: Creditor [eg Chase], Amount [eg, $10,600], minimum payment [eg, $150] and IMPORTANTLY Rate [eg, 8.99%]. Thanks	Type your answer here. Here is a list of my debts I plan to pay with this loan: 1) Bloomingdales Premier Visa $645 min. payment $21 rate 15.15% 2) Macy's $2245 min. pay. $73 rate 25.5% 3) Talbots $590 min. pay $ 30 rate 22.9% 4) Ann Taylor $1050 min pay. $52 rate 24.9% 5) Citibank Mastercard $4500 min pay $120 rate 6.9% 6) Chase Visa $15, 600 $ min pay $310 rate 13.9 % Thank you for considering funding my loan request. I look forward to getting out of this enormous debt I have created, so I can begin eventually saving and investing for my future.
Hi Can you tell us about your debt -- list lenders, balances, and interest rates? If you get this loan, which will you pay off and what will your monthly budget be? Thanks!	I just answered a similar question, and listed all the information. It should be posted soon. If you require more information, please let me know. Thank you for considering my loan request.
thanks for the debt explanation, can you include ALL your debts, not just credit cards, e.g. mortgage, car, student loans, whatever?	Type your answer here. Sure, My only other debts are a car payment of $620 per month and $1300 monthly in rent.
thanks for all the info. can you tell us why you want to refinance some of the debt that actually has lower interest rates than this loan? E.g. 5) Citibank Mastercard $4500 min pay $120 rate 6.9% 6) Chase Visa $15, 600 $ min pay $310 rate 13.9 % A lot of people DO this but usually they aren't math teachers. Also can you please please please promise me that you have no plans to file bankruptcy or leave your job soon or really do anything that would disturb paying back the loan? The last teacher I lent to (gym teacher) defaulted.	Type your answer here.I can understand your question, and yes, as a math teacher I do understand the implications of what I am doing. I have been through some big life changes recently and obviously must make changes in the way I live as well. To me, the idea of one payment I can afford over a finite period of time that will get me out of the cycle of revolving credit is a very appealing option to me. It is not easy to post my debt for the world to see, and I would not consider bankruptcy ever. I have always paid my bills. I hope this answers several questions out there.
It sounds like you have a plan to cope with the debt you have accumulated. Do you have a plan to prevent further accumulation? Do you tutor on the side or work summers? At 25% Debt To Income, and nearly $2k month for rent & car, I'm trying to make this work... Thanks in advance!	Type your answer here Yes, I once had a successful calligraphy business and I plan to re-establish my contacts in that area. I can tutor in the summer as well. There will be opportunities to reduce my living expenses (rent, car) in the next 1-2 years as well, and I will certainly do this. As for not accumulating more debt, I ceratinly know how to make a budget, I will just learn to live by it now. I have made a terrible mess, don't want to go back.

Member Payment Dependent Notes Series 662157

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662157	$10,000	$10,000	17.14%	1.00%	February 2, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662157. Member loan 662157 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Ameriserv Financial	Debt-to-income ratio:	22.12%
Length of employment:	3 years	Location:	NEW PARIS, PA

Home town:
Current & past employers:	Ameriserv Financial
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,401.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Ameriserv Financial?	I'm a Portfolio Manager for a collection of Commercial Real Estate (Construction) Loan Trust Funds.
What are your monthly expenses? Amount of credit card debt? Interest rates and payments? Any other debt?	This loan will eliminate all credit card debt. Only will have electric ($80), Insurance ($60), TV ($60) and another loan ($270).
Thank you for your answer. What is your monthly rent?	You're Welcome. Rent is $300.
Tell us about the debt you will consolidate with this loan. What are the amounts and interest rates? Will you be paying more/less in your monthly payments? How much?	I'm consolidating 6 credit cards: Citi - $3800 balance with 27.8% interest rate; Discover - $3500 balance with 9% interest rate; Sam's Club - $1500 Balance with 18% interest rate; Wal-mart - $350 Balance with 17% interest rate; JCP - $350 Balance with 18% interest rate; and another Citi card with a $2900 balance, but I'm only paying this one down by $500 as it has a 0% interest rate currently. If I only paid the minimums on these my monthly payment would be $330, but I've never just paid minimums, so I will be getting some savings by doing this. I had been paying $250 on the one Citi, and $250 on the Discover alone. I intend to pay off this loan in less than 2 years, rather than 3, by continuing to pay more than my payment. I would really just like to cut my ties with all credit cards at this time in my life, and consolidating seemed like the easiest way to get out from under them.
Your Debt-to-Income (DTI) is 22.12%. That works out to $843/month in debt payments. What other debts are you servicing besides the ones listed?	I do have 3 other retailer credit cards with balances of only $100 - $300. The remainder of the debt being reported would be Student Loans, which are paid by my mother.

Member Payment Dependent Notes Series 662167

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662167	$17,000	$17,000	12.68%	1.00%	February 8, 2011	February 9, 2016	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662167. Member loan 662167 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Card Data Services	Debt-to-income ratio:	10.00%
Length of employment:	< 1 year	Location:	Bothell, WA

Home town:
Current & past employers:	Card Data Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > Plan on consolidating mostly revolving debt and a couple ccs along with an auto loan, with some extra cash out for an upcoming car repair..loan has already been approved, employment verified, job stability is pretty solid, and have never missed or been delinquent on a payment...

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,053.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Card Data Services and where did you work prior to that?	I am a sales rep for them who sells credit card processing for local merchants/small business owners, and I get paid a salary of $3500 per month. Prior to that I worked at American Equity Mortgage as a loan officer for 7 months, and then for Enterprise Rent a Car for 19 months prior to that...
Could you please verify your income with LendingClub?	verified employment already with Lending Club Haven't been asked to verify income as of yet by them...
Please list balances, APRs, and monthly payments for the debt you will be consolidating with this loan. thanks!	USAA Credit Card-10% APR, balance approx. $5000, monthly pmt. $200.00 Chase Auto Loan-balance approx. $5700.00, APR 8%, $193 monthly pmt.. Key Bank Signature Loan-APR 14%, $2900 approx. balance, $100.00 monthly pmt.. Capital One Visa-APR 19%, approx. balance $1400, pmt. $100.00 Plus an extra $1k cash out for a car repair that needs to be done..

Member Payment Dependent Notes Series 662180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662180	$6,000	$6,000	7.29%	1.00%	February 4, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662180. Member loan 662180 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	n/a	Debt-to-income ratio:	28.23%
Length of employment:	n/a	Location:	Auburn, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > I am in the process of remodeling my home to sell hopefully this spring and become debt free. I do have a good record of paying, when I paid off two bills this last spring the payoff company did not get to Household and Menards in time so it does show late in May for that reason. I have contacted credit bureaus to make note of it not sure if they did. Also A&B heating did a bad job on our new furnance and we held up $75.00 until they fix gage, They turned into collections. When I get this loan will be paying off AM Gen and the rest will be paint new tub etc. for bathroom. I will have two payments plus yours, home $504. escrow and insurance in payment, Wolverine bank $556.74. Income GM retirement 1,396.00 and Social Security 1,561.00 and $75.00 every Saturday for cleaning an office with my wife, 52 weeks=$3,900.00 a year. Hopefully this will help me get the loan with this information. Thank you for your time.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	8
Revolving Credit Balance:	$74.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 662208

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662208	$16,750	$16,750	16.40%	1.00%	February 7, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662208. Member loan 662208 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	SSPS/State of Washington	Debt-to-income ratio:	20.59%
Length of employment:	6 years	Location:	Ridgefield, WA

Home town:
Current & past employers:	SSPS/State of Washington
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > With this loan I need to consolidate a high interest rate loan and a revolving credit card which I plan to close removing 24 payments from my current budget plan. My budget plan is to pay this loan in full on time though maybe a few months early. As I work for the State of WA as an independant contractor, my possition is extremely secure. There are more than 30,000 clients in need of care and more requesting help every day. My services will always be needed. Borrower added on 02/02/11 > Public Record: My wages were garnished one payment for a medical bill. I paid the remaining balance over the phone directly to the company in a one time payment after i found out i was garnished as i didn't receive court docs until after being garnished. The bill not being paid in a timely fashion was an over site on my part.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	8
Revolving Credit Balance:	$8,741.00	Public Records On File:	1
Revolving Line Utilization:	79.00%	Months Since Last Record:	49
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) TRANSUNION Credit Report shows 1 Public Record 49-months ago? Reason(s)? and Final disposition of pubic record? (2) What is your position (brief job description) with employer? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi, I'll try to answer your questions, I don't have my report in front of me so I'm not sure exactly sure what the public record is though I think it was a bill for medical treatment in which I lost the invoice and did not pay for several months. One payment was garnished which I didn't know about until I received my paycheck and the second I paid over the phone the same week to pay the bill in full. I take care of disabled and elderly in their private homes providing many of the care and services provided within a nursing home. I intend to pay the loan off in 3 years though if my circumstances change, so will my payoff date. I always pay a little more than the monthly payment so it could be a few months early. I didn't realize a partial loan could be received so I must see the funding amount at the end and decide then if not fully funded. Thank you so much for the information. I am new to this concept and I appriciate the feed back.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I am upside down, 17,000 on my loan as the property value dropped drasticly over the last 2 assessments due to the economy or however that works. Though with a 1% finance rate that number will drop quickly. I just finished building my home and moved in 17 months ago. I do not owe any HELOC.
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: 3Full term? 3Or Short term: 3(Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial, or 100 pct, loan APR are identical.) Required employment, optional income, verified early helps loan to quickly fund. Pace quicker loan nearer expiration. Best option is to be flexible. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I did answer this question. Is there a reason this is posting like a new unanswered question? Sincerly Member # 662208
Me again. You are WA State civil service employee. Federal-municipal-military-professional degree borrowers much in demand because thie job security and reliability paying debts. In 6-days listed, loan currently 44 pct funded. Loan will 100 pct fund; but may need remaining 8-days in order to accomplish that. Earlier your required employment, and optional income, are verified means sooner loan will fully fund. Over and out. Lender 505507 U S Marien Corps Retired.	Actually, I am an independant contractor through the state of WA. Though I work for the state, I am not considered a "State Employee". I do have extremely high job security though with the high demand for my services. Thank you so much for giving me this new information. It really does help a lot.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? How stable is your job? Thanks.	Credit Card 1, 178.00, 19%, 25/month Credit Card 2, 427,19% 25/month, Card 3, 575, 19%, 25/month Card 4 1500, 19%, 45/month, Card 5, 4550, 19%, 178/month Loan 1, 1500, 60/month Loan 2, 12500, 20%, 357/month Paying off Credit Card 5 and Loan 2. Debt from Christmas and temporary loss of hours at work last summer and then again Jan. 1 2011. As I pay off my revolving accounts, I am closing them to avoid future debt. My job is extremely stable though at times of state funding deficit, our clients' service hours do get cut. It is usually very easy to replace those missing hours with a new client as needed.
Please explain the Public Record?	I answered this question on the loan details section. I think it was a medical bill i was garnished one payment on. I paid the remaining balance over the phone to the company. Lack of timely payment was an oversite on my part. I didn't realize the bill wasn't paid as i didn't receive a reminder bill.
Can you describe the loss of work hours in a little more detail? How many hours did you lose last summer and then again a month ago? You said it's easy to make up, so how did you make them up? How likely is this to happen again, and if it does, will it affect your ability to pay back this loan?	July 1 begins Washington states' new fiscal year. At times of a state deficit legislators make budget cuts to welfare programs and sometimes our client care hours are reduced during this process. A total of 12 hours per month were cut from my schedule. Legislators understand we are saving the state thousands of dollars every month by enabling our clients to stay home instead of a facility. This creates job security as well as income security. Our hours may fluctuate slightely in times of economic hardship though it is not often difficult to replace those hours with another client. Another 30 hours combined in January though that decision will most likely be over turned this month. Usually the hour cuts don't effect our over all pay very much. As for effecting my ability to pay my loan on time until completion i have more than enough income to make my monthly payments even if i lost an entire clients hours. I've always paid my debts and taken care of my responsibilities.
What was the delinquency on your credit report from 8 months ago?	I haven't had any delinquincies for a few years. I'll have to pull my report to see what You're talking about. I'm sorry i do not have an answer for you. Please understand this is an error of some kind.
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	Thank you so much for your help and support. I'm happy to say i have 2 backup plans to make sure my payments are made in full, on time every month. My responsibilities are extremely important to me. Thank you again.

Member Payment Dependent Notes Series 662247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662247	$25,000	$25,000	10.74%	1.00%	February 7, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662247. Member loan 662247 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,037 / month
Current employer:	Loyola University Chicago	Debt-to-income ratio:	4.62%
Length of employment:	7 years	Location:	Winnetka, IL

Home town:
Current & past employers:	Loyola University Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/07/11 > Funding for my daughter's attendance at Uinta Academy.

A credit bureau reported the following information about this borrower member on January 7, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi. Answers to your questions: 1. I write and maintain computer applications used by the University. 2. I plan to pay off the loan in 2-3 years. I will be trying to pay a bit more each month than the designated payment. 3. Yes, I will accept the loan at less than 100%. Thanks.
You listed your loan needs as "Medical Expenses". That does not jibe with you saying your daughter going to an Acadamy needs the funds. Please explain. Thanks.	Hi, Uinta Academy is a residential treatment center for adolescent girls. She will be going to school, but also receiving intensive medical services.
Are any of your daughters needs covered by insurance? What other costs do you incur as a result of her condition? I have a daughter with several of the conditions treated at Uinta. She is doing well. There is hope! Best wishes. I will be funding your loan.	Thanks! Glad to hear your daughter is doing well. I will be submitting the billed medical treatment to my insurance, but I am not sure yet what they will cover. From what I hear, I'll have to be persistent with my insurance company.
Assuming your daughter is your dependent, if Loyola U has a 125 Flex plan (which they likely do), then you can likely pay for her medical expenses with pre-tax rather than post-tax dollars. Unfortunately, 125 Flex plans usually require setting it up by some deadline in Nov, so this won't help for current year, but may help future years. I will contribute to your loan, good luck wiht your daughter	Thanks for the info. Yes, Loyola does have a health care FSA, but as you note, the open enrollment period for setting it up was in November, before I knew of the need. Besides, there is a $5000 limit. All Best ! Linda

Member Payment Dependent Notes Series 662349

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662349	$14,500	$14,500	7.29%	1.00%	February 7, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662349. Member loan 662349 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,402 / month
Current employer:	UnitedHealth Group	Debt-to-income ratio:	17.63%
Length of employment:	6 years	Location:	Sunrise, FL

Home town:
Current & past employers:	UnitedHealth Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > So I was doing fine, chugging along paying my bills on time, etc. and then BAM and IRS audit which went back to 2007 asking for a ridiculous amount of paper work to justify my taxes, which of course I did not keep track of since most of it was work expenses. So now I owe them $4300 or $150 a month which puts a ridiculous strain on my budget allowances. Like most Americans, I don't have $4300 just laying around. So why so much? Well despite my decent credit score, my credit card companies have decided to rape me with 29% interest and will not change it. So in the search of a loan, I came across this site and why not get rid of all my debt at 9% and throw away the cards!! Keeping them open of course for the sake of my credit score.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,055.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, In your description you only make reference to $4,300 but you are asking for a $14,500 loan? What do you plan to do with the difference? Thanks for your answer in advance.	With the difference I intend to pay off my other credit cards which are currently at 29% interest despite my credit. By doing so I will be able to pay off all my debt in 3 yrs versus who knows how long through the credit cards.
I would like to help fund your loan, but please answer the following question(s): Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Thank you for your inquiry. Below is the information requested. Capital One: $958 - 23% APR - $28/month Capital One: $1482 - 23% APR - $28/month Care Credit: $586 - 27% APR - $19/month Discover: $3710 - 17% APR - $75/month First Premier: $528 - 29% APR - $25/month Juniper: $500 - 29% APR - $20/month Orchard Bank: $223 - 13% APR - $15/month IRS - $4300 - $150/month Space Coast Credit Union - $2500 - $17% APR - $45/month
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at UH? These answers will definitely help lenders lend.	The question on the monthly expenses and balances on credit cards and interest rates was posted a few days ago and answered. I believe you should be able to see that information from the previous question, right? I hope so because it took a bit of time to answer. Savings account balances were wiped out when I purchased my home, so there is no savings account at the moment. My sister and I live together and she also works at UH, combined we earn ~$90k. My role at UH is a trainer for their medicare products. I train on systems, etc.

Member Payment Dependent Notes Series 662361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662361	$7,000	$7,000	5.79%	1.00%	February 4, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662361. Member loan 662361 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Newark Public Schools	Debt-to-income ratio:	18.09%
Length of employment:	8 years	Location:	clifton, NJ

Home town:
Current & past employers:	Newark Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,840.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? This information is critical before I can lend money to you. Thank you.	I will considate three (3) credit cards.
Hi. What specific debts will you consolidate with this loan? This information is critical before I can lend money to you. Thank you.	I am consolidating three (3) credit cards. Chase Continental, Ebay card and Union Plus card.

Member Payment Dependent Notes Series 662383

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662383	$10,000	$10,000	17.14%	1.00%	February 7, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662383. Member loan 662383 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	RED JEWEL CONSTRUCTION	Debt-to-income ratio:	4.67%
Length of employment:	10+ years	Location:	MECHANICSVILLE, VA

Home town:
Current & past employers:	RED JEWEL CONSTRUCTION
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > LOOKING AT SEVERAL BOATS TTO DECIDE WHICH IS BEST BUY.WANT TO MAKE SURE I HAVE FUNDING BEFORE BUYING. ROBERT

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	12
Revolving Credit Balance:	$7,206.00	Public Records On File:	0
Revolving Line Utilization:	34.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here.I MANAGE THE CONSTRUCTION COMPANY I WORK FOR.I HAVE STOCKS AND RENTAL PROPERTY THAT IS NOT IN MY ANUAL INCOME.I PLAN ON PAYING THE LOAN QUICKER THAN CONTRACT.
What do you do at RED JEWEL CONSTRUCTION?	Type your answer here.WE ARE A CONSTRUCTION COMPANY. I MANAGE THE OPERATIONS.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. YES I OWN MY HOME. THERE IS NO MORTGAGE
2 delinquencies in the last 2 years and 1 in the last 12 months. Please explain this?	Type your answer here. I'M NOT AWARE OF ANY DELINQUENCIES EXCEPT1 ON CREDIT CARD PAYMENT FOR GAS ON A CARD THAT IS HARDLY EVER USED AND I DIDN'T GET A STATMENT. I CALLED THE CARD COMPANY BUT THEY DIDN'T KNOW WHY I NEVER GOT IT.
Why are you considering Lending Club as an option instead of a local bank or credit union?	Type your answer here. I WAS LOOKING ON EBAY AT BOATS AND THIS WAS IN ALMOST EVERY AD SO I FIGURED IT HAD TO BE ON THE UP AND UP

Member Payment Dependent Notes Series 662414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662414	$8,000	$8,000	9.63%	1.00%	February 3, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662414. Member loan 662414 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	booz allen hamilton	Debt-to-income ratio:	13.45%
Length of employment:	< 1 year	Location:	herndon, VA

Home town:
Current & past employers:	booz allen hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > i want to use this loan to help me pay credit card debt

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,605.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What did you do before your current position? What is your current position at Booz Allen Hamilton, what kind of business is it? Please list the specific debts you intend on paying off with this loan. What does the other $14,000 in revolving credit consist of? Do you have a savings account? What steps are you taking to avoid accruing more debt? Thank you!	Type your answer here. BEfore booz allen i was working in northrop grumman electronic systems , i was systems engineer there . i left from northrop grumman due to better opportunity in booz allen.

Member Payment Dependent Notes Series 662418

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662418	$25,000	$25,000	13.43%	1.00%	February 8, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662418. Member loan 662418 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	New Horizons CLC of SC	Debt-to-income ratio:	8.28%
Length of employment:	9 years	Location:	Columbia, SC

Home town:
Current & past employers:	New Horizons CLC of SC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > Health IT recruiting franchise Borrower added on 01/27/11 > Purpose of Loan: Health IT and here is why! Government stimulus has created a “gold rush” mentality in Health IT. Demand for certain healthcare workers has continued to grow, even during the recession, but Health IT is set to explode. Healthcare has been behind the information technology curve for years. Now, the industry is playing catch-up with the help of billions of dollars in government stimulus spending. The American Recovery and Reinvestment Act of 2009 (ARRA) provides over $20 billion for the development and adoption of health information technology (HIT), including incentives for adoption of electronic health record (EHR) systems. “The healthcare industry is forecasted to see a particularly strong demand for IT professionals in the next year.” - Robert Half Technology Salary Guide 2011 The largest allocation is in the form of incentive payments triggered when a provider or hospital demonstrates it has become a “meaningful EHR user.” Payments are substantial, totaling as much as $48,400 for eligible professionals and up to $11 million for hospitals. On the other hand, hospitals and doctors suffer penalties through reduced Medicare reimbursement payments if they do not become meaningful users of EHR by 2015. With mandatory EHR implementations, the very face of healthcare is evolving, just as the face of business changed more than a decade ago. There was a day when printed forms were filled out by salespeople, forms that today are done “in the cloud” at Salesforce.com. Consider the amount of change in the business world in the last 10 plus years and how technology has continued to permeate the business landscape since the IT boom of the 1990s. Now consider the amount of change still to come in healthcare. Think about all the future data storage, maintenance, and additional applications and upgrades that will be required. Health IT is going to be where it’s at for a long time. All of this change is an exciting trend for the companies such as ours. According to a Robert Half survey of CIOs across all industries, those in health services are most likely to hire in the first quarter of 2011. Eighteen percent of executives in healthcare plan to expand their IT departments and none foresee staff reductions. “Companies in the healthcare industry say it is most difficult to find skilled software developers, followed by networking and security professionals,” according to the report. These skills are the most difficult to find because they are the most in-demand, the survey finds. Borrower added on 01/27/11 > The loan proceeds will be used to acquire the necessary software and licenses to begin the Health IT operation. I have already invested in the necessary equipment, furniture and space and have interviewed tentatively hired 5 Account Executives to start immediately after funding.My reliability as a good credit individual during my adult business career should provide an excellent sense of security. I have sufficient income and payment coverage to support the 36 monthly payment plan as my 10+ year management position is stable and growing.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1978	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,228.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for New Horizons CLC of SC?	As instructed and schooled by The Lending Club, I can not answer your question specifically however I am a member of the management team.
What is it you plan on using the requested funds for? In your words and not an articles words.	The loan proceeds will be used to acquire the necessary software and licenses to begin the Health IT operation.

Member Payment Dependent Notes Series 662445

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662445	$7,200	$7,200	7.29%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662445. Member loan 662445 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Imaging Business Machines	Debt-to-income ratio:	29.15%
Length of employment:	3 years	Location:	birmingham, AL

Home town:
Current & past employers:	Imaging Business Machines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,937.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 662462

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662462	$9,600	$9,600	5.79%	1.00%	February 2, 2011	February 9, 2014	February 9, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662462. Member loan 662462 was requested on January 26, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	National Credit Union Administration	Debt-to-income ratio:	9.42%
Length of employment:	1 year	Location:	Glendale Heights, IL

Home town:
Current & past employers:	National Credit Union Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > I have systematically been updating/upgrading every room of my house. The only rooms left I have are the two bathrooms, and that is what this loan will be used for. I'm a government employee with a very steady job and a very steady income stream, my credit score is in the mid to upper 700's, I paid my way through my undergrad and masters degree, I set up automatic withdrawals on all my bills, I pay any credit card bill in full every month, never carrying an outstanding balance, and have never been paid a finance charge on a credit card in my life. I completely own my car with no loan on it. Borrower added on 01/26/11 > I am a federal government employee with a very stable job and income. I am systematically updating/upgrading every room of my home. The last two rooms to be upgraded are the bathrooms. I pay all my bills on time, have a credit score in the mid to upper 700's, utilize automatic withdrawals on any/all bills, I pay my credit card in full every month and have never had a finance charge, my car is 100% paid for, I paid my own way through my undergrad and masters degree. I am a saver, and like to put my money into things that appreciate in value rather than use it on frivolous things.

A credit bureau reported the following information about this borrower member on January 26, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,203.00	Public Records On File:	0
Revolving Line Utilization:	8.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the National Credit Union Administration?	I "examine" credit unions, which is simliar to an audit. I review their financial status, the aptitude of management, their compliance with regulations, etc. and provide guidance how to improve. By doing this, I help protect the National Share Insurance fund, which is a fund that protects all members' deposits in federally insured credit unions. I hope this answers your question. Thanks.

Member Payment Dependent Notes Series 662576

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662576	$13,000	$13,000	18.25%	1.00%	February 2, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662576. Member loan 662576 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	LVMH	Debt-to-income ratio:	13.92%
Length of employment:	4 years	Location:	new york, NY

Home town:
Current & past employers:	LVMH
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,207.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Tell us about the debt you will consolidate with this loan. What are the amounts and interest rates? Will your monthly minimum payments be more/less? How much?	This loan will dramatically reduce my monthly payments. My credit cards have interest rates between 24%-27% giving me a minimum payments that total to around $500 monthly. The loan amount will consolidate the last of my debt and save me over $2000 in interest.
1) Could you please detail Balances, APR & monthly payments of debts to be consolidated with this loan. (Ex CC#1 = $5000@24% - $70 mo) Plus any other debts that are not being consolidated? 2) What do you plan to do with your credit cards once you received this loan? 3) How long do you actually intend to keep this loan? Thank You	CC1 = 4,614.06 at 16.99% - 120 month CC2 = 5,700.00 at 24.50% - 186 month CC3 = 457.92 at 27.99% - 15 month CC4 = 378.07 at 19.99% - 15 month CC5 = 295.14 at 18.24% - 15 month CC6 = 1,700.00 at 24.50% - 170 month Most of my cards are at a higher interest rate than my approved loan. Along with making it easier to make one monthly payment I also plan on only keeping my loan for 36 months. At any rate, even if I were to keep it for the whole 60 months of my agreement It would still drastically minimize the interest that I would pay. In the event that my loan gets fully funded I will be able to pay $400 a month towards my loan which is $70 above my minimum, but still $126 less a month than I am currently paying towards my debt now. This would give me the extra money I need to stop using my credit cards and also pay off my loan at an accelerated pace.
can you tell us what you do at LVMH	I work at Louis Vuitton in sales, however I am currently transitioning into a training roll within the corporate office.
Working with a luxury brand such as LV, I imagine it must be tough not to make purchases--I was in the fashion industry and retail for 20 years. I saw many of my colleagues spend, try to consolidate and pay off loans, etc. but the *fashion culture* makes that difficult. I am not making a judgment or assumptions, but if this is the reason for most of your debt, how will you avoid the temptation to spend beyond your means? Thank you and best of luck!	Great question. It is an everyday challenge but at this point I have found that the temptation is not worth the struggle.
What is your expected monthly gross income while you are transitioning into the training position at corporate?	My salary will stay the same during the transition.
Hi, good luck with your loan, i have a few quick questions - are you the sole wage earner in your family? Can you shed some light on your monthly budget - how much you take home, rent, cars etc. Please also let me know what do you plan to do differently to prevent the debt from accumulating. Thank you	I am single and currently take home $2500 a month. My rent is $1600 and utilities add about $175 to this. After that I currently pay an average of $500 to minimum payments on my current debt. Whatever is left over goes to all other expenses.

Member Payment Dependent Notes Series 662596

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662596	$6,000	$6,000	7.66%	1.00%	February 4, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662596. Member loan 662596 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	Alameda County Sheriff's Office	Debt-to-income ratio:	17.27%
Length of employment:	8 years	Location:	San Leandro, CA

Home town:
Current & past employers:	Alameda County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > Never late, dependable. Borrower added on 02/01/11 > Net income about $2750 a month

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,806.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Alameda County Sheriff's Office?	Clerical Work :)
If you don't mind, I have some brief questions for you regarding your loan. What is your net monthly income? How much do you have in terms of liquid savings/investments? Could you list your monthly expenses by type & amount (mortgage/rent, car, other existing debt, utilities, insurance, phone, internet, food, gym, childcare costs)? What are you currently paying on the debt you're consolidating? Are you going to be the sole person paying for this loan, or will someone else be helping you pay it? If someone else will be helping you, is that person also in debt? Since you chose to get a 5 year loan, how long do you expect to take to pay off the loan? Full 5-yrs? 4 to 5-yrs? 3 to 4-yrs? 2 to 3-yrs? 1 to 2-yrs? Less than 1-yr? Thank you again for your help, and I look forward to funding your loan.	My net monthly income is around $4100. I pay credit card payments ($150)along with rent ($975) cable ($100) pg&e($30) cell($75) car payment/insurance ($360/$150) ... that's all I can think of. Not only will this loan lower my monthly expenses, but it will cut the interest nearly in half. I will be the only one paying this loan. My car will be paid off in less than 2 years, and at that point my payments for this loan should increase. I will most likely have this loan paid off in 4 years time, however you never know what life may throw at you! Hope I answered all your questions and thank you for considering investing in this loan. :)
Thank you for your help. I just had a couple of follow up questions. First of all, may I ask how much you have in liquid savings (bank accounts, etc.) and in retirement savings? I don't mean to pry, but that information does help with our ability to evaluate your ability to pay off the loan if something unfortunate happens, since as you mentioned, you never know what life might throw at you. Second, just to confirm, you have free cash flow of around $1000/month or more? I just wanted to double check my math based on your listed expenses. Thank you for your help! I'll definitely fund your loan as soon as I know the answers to those questions.	No, I definitely do not have an extra $1000 a month lol. I think I may have given you my gross instead of my net?? I always confuse the two. My take home pay is only about $2750 a month. $4100 is what I wish I brought home. :) Also- typo on the credit card bills(not $150, $350). I also help support my fiance and his two sons, as the majority of his income is tied up in child support and his own bills that he accumulated in the past. I do buy groceries, which run around 5-600 a month. I also pay for water/garbage... don't think I listed that one( $40 a month). I'm not sure what my retirement looks like, but I've worked for the same place for over 8 years now. Savings account has a few hundred but that's it. Hard to save these days. Hope this answers your questions. I'm not sure what all this adds up to, but I can tell you by the time I pay the bills/rent/gas/etc, I'm left with about $100 a month extra. Thanks again for your consideration. I assure you I'm a dependable person. I have good credit because I make my payments on time. Take care :)
Thank you for your help. I do have one final question which I forgot to ask earlier--are you planning on using this loan for a vacation (as the loan type describes) or to pay off debt (as some of your answers imply)? Thank you for your help, and for your willingness to answer all of these questions!	No problem. Both actually. I had to choose one, so i went with vacation. We were hoping to visit family this year (we haven't seen them in over 3 years) if we got this loan. The left over would be to help consolidate the debts. Thanks again, and no worries- I completely understand wanting to know who you're money is going to lol. :)

Member Payment Dependent Notes Series 662604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662604	$12,000	$12,000	15.65%	1.00%	February 3, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662604. Member loan 662604 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	tower water	Debt-to-income ratio:	9.75%
Length of employment:	2 years	Location:	east brunswick , NJ

Home town:
Current & past employers:	tower water
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > 2500 to visa. 6500 to Citi. 2000 to car. 1000 to misc Borrower added on 01/29/11 > My visa and Citi accounts have 29.99% interest...once I have everything consolidated, and the generous 15% rate from lending club, I will have the loan paid off in a exceptional period of time. I have been working 40 hours a week and 10-12 hours OT every week since October. Thank you to all the lenders who have and who will contribute! Borrower added on 01/30/11 > I have direct deposit Borrower added on 01/31/11 > I have never been in default

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	19
Revolving Credit Balance:	$3,620.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at tower water and where did you work prior to that?	Foreman...used to do demolition
I have a couple of questions: 1. Your LendingClub profile shows <$4K in revolving credit balance, but you are asking for 12K. Can you please, explain the discrepancy? 2. What are the balances and rates of the debt you are trying to pay off? Thank you!	I have 10k in debt...the other 2k is for a car

Member Payment Dependent Notes Series 662625

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662625	$20,400	$20,400	10.37%	1.00%	February 7, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662625. Member loan 662625 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Pershing LLC	Debt-to-income ratio:	8.91%
Length of employment:	6 years	Location:	PARLIN, NJ

Home town:
Current & past employers:	Pershing LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I am getting married and I wanted to consolidate my credit cards so we could start fresh. One loan, instead of many credit cards at a high interest rate will help me achieve my goal in being debt free. I will then be able to start saving for our future home, our future family, and our future happiness.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,795.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Pershing LLC?	I work in the transfer department. If the client decides that they wish to transfer from us, I review the request to ensure that it is in good standards and I initiate the transfer.
It shows you owe a bit less then 8K in the report here. Can you please explain why you want to borrow 20K from us and what the other 12K is going to be used for?	When I was younger, my mother had co-signed a credit card for me which paid for my college and such since I did not qualify for financial aide. I would like it included in this loan so I no longer owe anything in my mother's name,

Member Payment Dependent Notes Series 662636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662636	$12,000	$12,000	13.80%	1.00%	February 3, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662636. Member loan 662636 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,700 / month
Current employer:	Union Pacific Railroad	Debt-to-income ratio:	11.12%
Length of employment:	7 years	Location:	Riverside, CA

Home town:
Current & past employers:	Union Pacific Railroad
Education:

This borrower member posted the following loan description, which has not been verified:

Going to use the money to fence my yard, consoldate some debt, and make some improvements to my home.

A credit bureau reported the following information about this borrower member on January 22, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	36
Revolving Credit Balance:	$2,853.00	Public Records On File:	1
Revolving Line Utilization:	23.80%	Months Since Last Record:	109
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite completion of both.	This information is being processed.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner, income included in your reported Gross Income Per Month? If not included, what is your household's combined Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1) I am a Safety trainer with Union Pacific Railroad, keeping track maintenance personel up to date on Company, State and Federal rule changes and overseeing their annual training requirments. 2)My wife does not work so my income is the only income. 3) Would try to pay off loan in 3-4 years using tax returns when possible. Would accept partially funded loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage is about 165,000 and value is approx 173,000
I would like to fund your loan, but please answer the following question(s): Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	The information requested is as follows, but keep in mind I do not pay the minimum payment on any of these cards. Sears-1100.00, 19.98% & 20.00 / Best Buy- 1300.00, 24.24%, & 22.00 / Care Credit-600.00, 20.98%, 15.00.
Hi Interested in funding your loan -- can you tell me are you in a worker's union? Thanks	Actually I belong to two different unions. I am a member of The Brotherhood of Maintenance Of Way Employees, recently aquired by the Teamsters, and also a member of the Transportation-Communications International union. Am in good standing with both. TCI is for my current job and Teamsters is to protect my seniority in the ranks.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? Is the public record from 9 years ago a bankruptcy?	Wife is stay at home mom. No income besides mine. Net income is 4000. As far as a public record, that would be a bankruptcy, but I filed that in 2001.

Member Payment Dependent Notes Series 662659

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662659	$6,550	$6,550	5.79%	1.00%	February 3, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662659. Member loan 662659 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	St. Luke's Lutheran Church, Logan Square	Debt-to-income ratio:	19.05%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	St. Luke's Lutheran Church, Logan Square
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,922.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 662660

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662660	$20,000	$20,000	13.43%	1.00%	February 2, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662660. Member loan 662660 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Pacific Gas and Electric	Debt-to-income ratio:	10.26%
Length of employment:	4 years	Location:	San Ramon, CA

Home town:
Current & past employers:	Pacific Gas and Electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > My job is very stable and I really just want to make one payment a month rather than 3 different ones for credit card debt at a lower interest rate. My credit score is good and I would like to keep it that way by paying debt faster. Thank you!

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	53
Revolving Credit Balance:	$18,259.00	Public Records On File:	0
Revolving Line Utilization:	59.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Pacific Gas and Electric?	I work in IT as a Senior Business Systems Analyst my group is part of the operations team of one of the two biggest applications within the company.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) Is spouse, or partner, income included in your reported Gross Income Per Month? If not included, what is your household's combined Gross Income per month, or per year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello, Here are my answers: 1) This is only my income. I have additional income of $18,000 from rental property. 2) Full term to 36 months as initially selected. 3) A partial loan would be okay, but not ideal...as my intention is to make one payment only.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) 201K 2) 195K
What was the delinquency 4 years ago? Please explain.	It was a 2nd mortgage that is now closed and paid in full.

Member Payment Dependent Notes Series 662662

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662662	$7,000	$7,000	7.29%	1.00%	February 2, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662662. Member loan 662662 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Darien Board of Education	Debt-to-income ratio:	15.49%
Length of employment:	4 years	Location:	Norwalk, CT

Home town:
Current & past employers:	Darien Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,617.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the Darien Board of Education?	I teach 7th grade math at Middlesex Middle School in Darien, CT.
Hi. What specific debts will you consolidate with this loan? This information is critical before I can lend money to you. Thank you.	I have credit card debt. The debit is only from one credit card. I have foolishly let the balance linger when I could have applied for a loan like this months ago.
I am interested in funding your loan, but prior to doing so I would like to see your response to the following items: 1. Itemize your monthly expenses. 2. List the principal and the interest rate of each loan to be consolidated. 3. Explain the one credit inquiry shown as occurring in the last six months. Thank you in advance.	1. 1200 for rent, 400 for car payment, 300 for phone, internet, utilities, 300 food, 500 misc. 2. I owe $9800 on a credit card with 29.99% APR 3. I don't know what you are referring to.

Member Payment Dependent Notes Series 662673

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662673	$25,000	$25,000	10.37%	1.00%	February 3, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662673. Member loan 662673 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Progress Energy	Debt-to-income ratio:	10.84%
Length of employment:	9 years	Location:	Kathleen, FL

Home town:
Current & past employers:	Progress Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I am requesting this loan to pay off all my credit card debt as well as a car note, which I am paying $614 monthly on. I am paying approximately $750 monthly over the various cards as well. By combining all of these into a loan payment of $811 monthly, I will be saving over $500 monthly. This loan will be repaid at around the same time my car note would end, so there's really no difference there. Thanks.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,857.00	Public Records On File:	0
Revolving Line Utilization:	21.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Progress Energy?	My title is Generation Process Specialist, which entails operating and maintaining power generating plants.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi, thanks for the questions. Here are my answers as I see them at this time: (1) my total household income is listed, (2) I would expect somewhere between two and three years for payoff, and (3) I would probably accept a smaller loan amount. Thanks again.
Is the $12,500 gross monthly income yours alone, or does it include other household income?	It is my total household income, including my income and income from a rental property we own.
What is your job description? What is the balance of your mortgage including 2nds and heloc? What is the current market value of your house? What is your itemized monthly budget? How long in years do you plan on taking to pay off the loan? List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan. What are you doing to keep this debt from reoccurring? Get your income verified and an "approved" on your loan review. Contact LC for details and stay on them till it's done. Please take the time to answer all these and other questions you get from folks. These are all unsecured loans and the information will enhance your chances of getting funded.	I do operations and maintenance at a large power generating plant. I owe $350K between first and 2nd mortgages and own a house next door free and clear which we rent to my in-laws; both of the houses together are worth $360K right now. My work is somewhat seasonal in that I work more hours in the spring and fall due to plant outages. I am wanting this loan to pay off a car note and all my credit card debt. In so doing, I will be lowering my monthly minimum payments so I can handle my monthly needs without having to dip into savings, even during the months when I'm not working as much. Thanks for the questions.
Please answer Q above ["List your debt by: type, amount, interest rate and monthly payment. Please indicate which debts are going to be paid off by this loan."] SPECIFICALLY, please provide, for EACH debt you play to pay off, the Creditor [e.g., Chase], the Amount [e.g., $10,000], the miniumumpayment [eg $150] and the rate [e.g., 15%] Thanks	The credit card debts that will be paid off by this loan are: Chase, $13,000, 14.2%, $261 minimum payment; Bank of America, $2,700, 12.9%, $50 minimum payment; Capital One $5,000, 15.9%, $100 minimum payment. I have been paying $500 monthly on each of these to pay them down faster. I initially had in mind to pay off my vehicle loan ($18,000 payoff), but that amount is higher than the loan amount I am requesting minus the above amounts. I am in the process of selling some of my "toys" (a motorcycle and a truck), which should net around $15,000 and cover the difference and allow me pay off my vehicle note ($600 monthly). Once the cards are paid off, I plan on cancelling two of them and keeping two (one for my wife's use and one for mine).
I would like to help fund your loan, but please answer the following question(s): 1) Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. 2) Is this loan a relisting of a previous application? The L.C. community wants to fund loans, but it takes basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	Chase, $13,000, 14.2%, $261 minimum payment; Bank of America, $2,700, 12.9%, $50 minimum payment; Capital One $5,000, 15.9%, $100 minimum payment. I have been paying $500 monthly on each of these to pay them down faster.
hi. good luck on your loan. i'm interested in investing, but would like to better understand your current expenses. Would you please list them, and if you would, please include any child care expenses. Also, a question I always like to ask is this: if you were to lose your job tomorrow, what would be your thinking about how you would repay this loan? thanks in advance for your answers, and again, best of luck on your loan.	My average monthly expenses are as follows: church tithe $1,000, savings $500, mortgage payment $2,550 (between first and second mortgages, I have been paying $3,000 monthly to accelerate payoff), car payments $600 and $400, insurance (home, auto and life) $1,100, food $600, utilities $600, three credit cards at $500 each (more than minimum payments) and another card that I use and payoff monthly (approximately $500 monthly). During the lean months, I don't make additional payments on the mortgage or credit card accounts; during the abundant months, we pay more than the above. My wife is a stay at home mom and we home school, so we don't have additional child care expenses. As far as losing my job, I work in the power industry where demand for qualified workers is high and I should be able to find a new job pretty quickly; however, I have been with the same company for over 9 years and have no intention of changing companies at this time.
what is the Church ??? mentioned above for $1,000. Would like to understand why that money is not getting you clear of debt as compared to risking it all by having too much out there? You mention it in the answer above. thanks	As Christians, we are obligated to tithe (translated tenth) to support God's work. We give this amount to a local Baptist church where we are members, and it supports many things, including missionaries in foreign countries. The money that we have is not ours, but God's, and he has blessed us tremendously, not only financially, but spiritually. Thanks for your question.
Thank you for your comprehensive answers? I noticed that you have no delinquencies going back the past 2 years or inquiries in the last 6 months. Could you advise whether you have been delinquent on a payment in the last 7 years? Also, if you were forced (due to any unforeseen personal financial problems) to choose between not paying tithe and your obligations under the Lending Club loan, which would you choose not to pay? Thank you sir in advance for your answer.	I have no delinquencies going back around 18 years. I have always taken care of my responsibilities. I hope and pray that I wouldn't have to make a decision between God and the world, but I can assure anyone whom I owe money to that it would be paid back. Thank you for the questions.

Member Payment Dependent Notes Series 662678

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662678	$12,000	$12,000	11.11%	1.00%	February 7, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662678. Member loan 662678 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	gain capital group	Debt-to-income ratio:	2.07%
Length of employment:	4 years	Location:	brooklyn, NY

Home town:
Current & past employers:	gain capital group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > This is my 2nd loan in 6 years, first loan was for $5000 for 2 years and I paid it off in about 4 months. I need it for wedding expenses and i should have it paid within 2-3 years, probably less. I have a stable job for 4+ years working on wall st. Borrower added on 01/29/11 > monthly payments should not be a problem at all. I will definitely not miss any payments.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,688.00	Public Records On File:	0
Revolving Line Utilization:	87.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for gain capital group?	I work in the sales/support department. Basically teach beginners who want to trade forex.

Member Payment Dependent Notes Series 662688

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662688	$6,625	$6,625	10.74%	1.00%	February 3, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662688. Member loan 662688 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,496 / month
Current employer:	n/a	Debt-to-income ratio:	15.45%
Length of employment:	n/a	Location:	Mancelona, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,968.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	SSI

Member Payment Dependent Notes Series 662719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662719	$17,050	$17,050	15.65%	1.00%	February 7, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662719. Member loan 662719 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	18.59%
Length of employment:	n/a	Location:	richmond, VA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > will pay off cc's,etc.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,350.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	ira's
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	246,427.03 value 280,000 approx
I would like to help fund your loan, but please answer the following question(s): Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	gateway 8,000 23% hsbc 1,500 22%
I don't understand your answer. Please be more complete. "Please give the credit card names, balances, interest rates & minimum monthly payments that will be paid off with this loan." You answered "gateway 8,000 23%, hsbc 1,500 22%" which comes out to only $9500 but desired loan amount is $17K. Please provide complete info so I can fund your loan.	hsbc2 2,000 18% SF 3,000 22%
please clarify: do you owe 22,000 to 'hsbc' or 2,200 to 'hsbc2" thanks.	2,200.00

Member Payment Dependent Notes Series 662734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662734	$8,000	$8,000	7.29%	1.00%	February 8, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662734. Member loan 662734 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	State of Louisiana	Debt-to-income ratio:	29.27%
Length of employment:	< 1 year	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	State of Louisiana
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > I plan to use the funds to pay off debt. I have a very stable Human Resources job and plan to pay off the loan as quickly as possible. I am never late on payments and look forward to using lendingclub in the future.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,387.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the State of Louisiana and where did you work prior to that?	I do Compensation and Classification Human Resources work for the Department of Civil Service and worked for another State agency prior to this job. Prior to that I was a student worker while in graduate school.

Member Payment Dependent Notes Series 662743

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662743	$25,000	$25,000	15.28%	1.00%	February 7, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662743. Member loan 662743 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Wasinger Tech	Debt-to-income ratio:	4.16%
Length of employment:	8 years	Location:	OVERLAND PARK, KS

Home town:
Current & past employers:	Wasinger Tech
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,458.00	Public Records On File:	1
Revolving Line Utilization:	13.70%	Months Since Last Record:	118
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Wasinger Tech?	Internet and local marketing.
Hello, Please describe how you will use the loan proceeds. Thank you	To help offset the costs of buying and selling sports memorabilia and related items. Right now, i'm buying from my own account.
Investors will be more confident about funding your loan if your (1) income was verified and (2) Credit Review Status was approved. Please call Lending Club for the procedures and expedite the completion of both.	Thank you. I will call and easily verify the requested information.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello. 1st Mortgage: $404,068.26 2nd Mortgage: $176,709.81 House Value: $917,000
What was the public record on file?	Bankruptcy in March 2001 after my divorce. Will actually be removed from my report very soon.

Member Payment Dependent Notes Series 662770

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662770	$12,000	$12,000	10.37%	1.00%	February 7, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662770. Member loan 662770 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Marriott	Debt-to-income ratio:	11.90%
Length of employment:	2 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Marriott
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I have worked hard to stay debt free but due to circumstances beyond my control I had to incur credit card debt. I work two jobs and plan to pay this off well before the 60 months. Borrower added on 01/31/11 > I would like to thank all in advance for their faith in me and assure you that I will pay this in a timely manner. I have NEVER not paid a debt.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,917.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your record shows a delinquency 14 months ago. Can you please explain it? All the best!	This was a card I got for my son and he had been paying it monthly with my supervision. At that time my mother was very ill and I was staying with her and assisting in her daily care. I had forgotten to keep on my son about his obligation with everything else I had going on. Once I got wind of this missed payments I got it taken care of.

Member Payment Dependent Notes Series 662771

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662771	$10,000	$10,000	18.25%	1.00%	February 7, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662771. Member loan 662771 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	T J MAX	Debt-to-income ratio:	9.00%
Length of employment:	4 years	Location:	scranton, PA

Home town:
Current & past employers:	T J MAX
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	9
Revolving Credit Balance:	$587.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at T J MAX?	I HAVE PUT TAG ON THE CLOTHES. That is my main job at the work.

Member Payment Dependent Notes Series 662813

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662813	$10,000	$10,000	10.00%	1.00%	February 2, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662813. Member loan 662813 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	La Vina Ranch	Debt-to-income ratio:	18.70%
Length of employment:	5 years	Location:	Madera, CA

Home town:
Current & past employers:	La Vina Ranch
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > This loan is primary to consolidate debt and make some small repairs to my only car. I would like to reasure all investors that I'm a good borrower and my job is 100% secure.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,868.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at La Vina Ranch?	Payroll is my main responsiblity, but I also assist AP Dept and front office when necessary. I handle edd, irs and state garnishments as well as make tax deposits and quaterly reports.
What specific steps are you taking to avoid accruing more debt? Thank you!	I'm started a budget already and I'm keeping track of all expenses. With this loan from Lending Club I'm going to consolate all debt. Pay with cash only and get rid all my credit cards.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I'm looking to consolidate a debt of $9000 in credit card debt the current interest rates for those accounts are 16%,15% and 14%. My car needs some repairs that will cost me about $500. I'm not going to consolidate medical bills or department stores bills because I'll be paying off those amounts by the end of February.

Member Payment Dependent Notes Series 662846

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662846	$9,600	$9,600	17.51%	1.00%	February 2, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662846. Member loan 662846 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	WET Enterprises	Debt-to-income ratio:	2.71%
Length of employment:	3 years	Location:	Sherman Oaks, CA

Home town:
Current & past employers:	WET Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > Purpose of loan: This loan will be used to put the finishing touches to custom 4 seater jet (Sport-Jet II) to be used as a show piece in an upcoming airshow. Many potential customers will be attending this show and it will very beneficial for me and my business partner to have a first edition jet available for showing and for sale. Over $150,000 has already been invested in the company and only $15000 more is needed. I am asking for $9600 which combined with $5400 from my savings will reach mine and my partners goal. The airshow is on March 1st, so I need to have the money by early February in order to meet the deadline. Please understand that having this at the show will be a HUGE boost for our company. My financial situation: I am a good candidate for this loan because I am already a dependable prosper customer, and this loan will help boost the company into producing jets for customers which will add to my already available $65,000/year engineering salary. We also already have two jets under contract to be made, but the down payment will not be made to us until after the Launch Party. Any delinquencies shown in my credit history are from 4 years ago when my x-wife and I split. The divorce settlement said she had to pay the rest of the balance on that credit card. Unfortunately, it was under my name and she never paid it. It hurt my credit and I had to pay if off myself once I found out what it was doing to my credit. Thank you for your help and please don't hesitate to ask me any questions you may have. Thank you. Borrower added on 01/28/11 > Thank you all for your investments so far! I wanted to tell you a little bit more about the jet that will be at the launch party. First, it is a Sport-Jet II manufactured in Colorado and customized by Access Custom Jets and Platinum Motorsports in Los Angeles. Platimum Motorsports put their extensive skills from the automotive industry into this and it is truely an amazing jet! It will be unvailed and seen by the public for the first time at this party. As soon as the party happens we have signed letter of intent documents for the first 2 jets stating that the initial down payment will be wired to our account within 24 hours of the unveil. Making this party happen will springboard us into an instantly profitable business! Thank you for your support!

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	37
Revolving Credit Balance:	$358.00	Public Records On File:	0
Revolving Line Utilization:	1.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for WET Enterprises and where did you work prior to that?	I am a project engineer over seeing the designing and construction of major water fountains. My company is responsible for the fountains at Bellagio in Veges. You can check them out at www.wetdesign.com. I personally am responsible for the Lincoln Center fountain in New York. It is also called the Revson fountain. I came directly out of college to work for this company, but before that I worked on my families farm in Montana.
Hello, Please describe how will you use the loan proceeds? Thank you	The main bulk of the loan will be used for the deposit on the party location. This will have high end clientele and prospective buyers invited to it. The remaining money will be for catering, and transporting the jet from its assembly location in Colorado.
What is the amount and terms of your Prosper loan? Why have you decided to switch to Lending Club for your remaining balance?	I have a $5000 loan @ 10.8%. When I went through the process of getting this loan it was quite a lengthy process and took a few days to even get it online. I am in a rush on this loan and didn't want to go through that again. I heard lending club might not be as much of a struggle up front, and so far it has been very good.

Member Payment Dependent Notes Series 662849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662849	$20,000	$20,000	11.11%	1.00%	February 4, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662849. Member loan 662849 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,711 / month
Current employer:	n/a	Debt-to-income ratio:	15.79%
Length of employment:	n/a	Location:	Concord, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I have excellent credit but can manage my debt much better with one payment and better interest rate.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	65
Revolving Credit Balance:	$21,178.00	Public Records On File:	0
Revolving Line Utilization:	34.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am on long term disability and get income from SSDI and a corporate disability source through my employer.
Hi borrower. I'm interested helping fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? (3) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	The amount listed is my income only and is a steady and reliable source (have been receiving for the last 10 years). Additional household income is $2700/month. Three years or less for payoff. I will inherit some money within this time period and plan to pay off loan entirely at that time.
Please list balances, APRs, and monthly payments for the debt you will be consolidating with this loan. Thanks!	The only delinquency I ever had was payments on this credit card which I was a cosigner for a partner. I was not living with this person at that time and he was sick and did not pay his credit balance. Neither he nor the credit union informed me that he was delinquent so I was not able to step in and make his payments while he recovered and save the effect on my credit. The balance was paid off in full later.
Can you explain your last delinquency 65 months ago? What happened then and what is different now?	The only delinquency I ever had was payments on this credit card which I was a cosigner for a partner. I was not living with this person at that time and he was sick and did not pay his credit balance. Neither he nor the credit union informed me that he was delinquent so I was not able to step in and make his payments while he recovered and save the effect on my credit. The balance was paid off in full later.
Please list balances, APRs, and monthly payments for the debt you will be consolidating with this loan. Example: CC#1 $5000, 16.99%, $150 CC#2 etc. thanks!	Citi Amex 13.24% $641 Citi Bronze 19.99% $8,210 Patelco Credit Union 15.5% $4,343 Chase Visa 13.24% 3,325 US Bank Visa 13.24% 5,565

Member Payment Dependent Notes Series 662888

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662888	$6,000	$6,000	10.37%	1.00%	February 8, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662888. Member loan 662888 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	SCC	Debt-to-income ratio:	12.83%
Length of employment:	5 years	Location:	SPOKANE, WA

Home town:
Current & past employers:	SCC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,750.00	Public Records On File:	1
Revolving Line Utilization:	11.30%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is SCC and what do you do there?	SCC stands for Spokane Community College. I am a full-time tenured psychology faculty since September 2006.
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	No.

Member Payment Dependent Notes Series 662938

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662938	$6,400	$6,400	5.79%	1.00%	February 4, 2011	February 10, 2014	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662938. Member loan 662938 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	South Pacific Financial	Debt-to-income ratio:	16.31%
Length of employment:	< 1 year	Location:	Cardiff, CA

Home town:
Current & past employers:	South Pacific Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > I currently owe about $6200 on my vehicle with 3 years left on the loan. My current payment is $236.88 per month. My new payment will save me about $40 per month and pay off my debt in the same amount of time. I currently make about $42,000 per year and have only a small rent payment of $400 per month. I will pay off my current car loan with the proceeds of this loan. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,106.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 662943

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662943	$8,375	$8,375	12.68%	1.00%	February 2, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662943. Member loan 662943 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,760 / month
Current employer:	monterey financial services	Debt-to-income ratio:	12.54%
Length of employment:	9 years	Location:	temecula, CA

Home town:
Current & past employers:	monterey financial services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/27/11 > looking to consolidate credit card debt into a lower apr loan to pay off the debt. Will pay it off in under 5 years.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	47
Revolving Credit Balance:	$7,864.00	Public Records On File:	0
Revolving Line Utilization:	27.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi, the balance on my morgage is 176,661 and from epraissal.com the value was at 197,768. Thanks for considering me.
what are the balances and interest rates of your current credit cards and mortgage?	I have 6329 at 26% and 2800 at 19%. I have been paying a lot more then minimun with no visible results. Would like to be rid of these high rates and debt. This loan will pay off most of it. Thanks for considering me.

Member Payment Dependent Notes Series 662951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662951	$10,000	$10,000	16.40%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662951. Member loan 662951 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Karen Millen	Debt-to-income ratio:	6.60%
Length of employment:	2 years	Location:	Springfield, VA

Home town:
Current & past employers:	Karen Millen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	44
Revolving Credit Balance:	$3,511.00	Public Records On File:	0
Revolving Line Utilization:	13.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Your position at current company 5. Previous work experience 6. Itemized monthly expense 7. Anyone who you need to financially support, for example, your children. 8. Anyone who bring income into your household. Are they in debt?	Hello there, am in the process of paying off 2 credit cards $3K and the other around $5K to avoid paying the high interest. Am working full time no children at this time. I don't have that much of an expense since my family own the house am currently living in.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi .. Responding to your questions. I don't own the house my family own home.
The information we see only shows the $3500 debt. Why doesn't the other $5k debt show up? What type of account is the $5k in?	Thank you for your interest. The other 5K to pay unpaid loan from a family member..

Member Payment Dependent Notes Series 662956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662956	$10,000	$10,000	17.88%	1.00%	February 4, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662956. Member loan 662956 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Regent Condominium	Debt-to-income ratio:	16.56%
Length of employment:	4 years	Location:	naples, FL

Home town:
Current & past employers:	Regent Condominium
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,629.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses (rent, insurance, utilities, food, credit cards?	$631.00
Can you list your fiances income if not listed above plus your combined monthly expenses?	I had aleady answed this question I thought. I will let you know again $631 are my pay outs so I will be able to repay the loan with no problem.
Can you please list your fiances income if not listed above?	My financial income is $30,000 a year on my W2
Please look at my question closely -- What is your future spouses income on an annual basis?	Sorry for the mistake $48,000 annual income
I don't think that I can fund this loan when the questions can't be answered. . . sorry Pete/Laura	Thats fine we are sorry too. I am taking out this loan without Laura because this is going to be my half of the wedding money. Laura has been married before and has 3 children. I have never been married and have no children to care for.
What are your monthly expenses, it's a pretty standard question regarding specific monthly expenses, such as: Food: $120 Rent: $450 Credit Card: $180 Car Payments/Gas/Insurance: $350 Other household bills, etc. Just a FYI and hope my example helps! How much you owe on each credit card and their APRs would also help fund your loan faster if you can provide that, such as: 1. BoA $1600 @ 18% 2. Citi Mastercard $800 @ 16%. It looks like your funding will be 100% funded at this rate, so congrats!	My total bills equal $631 a month my wife to be and i split everything.

Member Payment Dependent Notes Series 662967

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
662967	$10,000	$10,000	12.68%	1.00%	February 4, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 662967. Member loan 662967 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	packer collegiate Institute	Debt-to-income ratio:	13.26%
Length of employment:	6 years	Location:	Bronx, NY

Home town:
Current & past employers:	packer collegiate Institute
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > Hello lenders. I plan on using the loan to pay of a car loan. The car loan is a little over 3 years old now but I want to pay it off and hand over the car to my ex-wife. I am in very good standings with the car loan and. In fact, I'm 3 months ahead of schedule. I have been with my current employer for a total of 11 years now. I left in 2001 to become a Marine. I came out in 2005 and returned to the same employer.

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,996.00	Public Records On File:	0
Revolving Line Utilization:	27.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer? and What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. Private School, Maintenance. 2. No, not reported. With the payments that I am going to be making, I plan on paying off the loan in 2 1/2 to 3 years.
home improvement loan? it says you rent...	No. car payment.
What kind of car are you buying?	I already bought the car. It's a Hummer H2 '02. I'm going through a divorce and I just want to get the payments over with and leave it to my ex-wife. After that, I'll be free of her, um, the car.

Member Payment Dependent Notes Series 663040

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663040	$25,000	$25,000	13.43%	1.00%	February 4, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663040. Member loan 663040 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	IBM Corp	Debt-to-income ratio:	21.78%
Length of employment:	10+ years	Location:	Cary, NC

Home town:
Current & past employers:	IBM Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76,124.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Type your answer here. Loan is to payoff a credit card (interest rate 21.99%) that was used to pay for some major home improvements & repairs. Balance is $39,000. I will sell approx 100 shares of my corp's stock to pay the remainder. I am employed at Fortune 500 IT company (top 20); my job is in sales for IT services. My area of sales is growing; I was just awarded stock grants (mature in 4 years) for the purpose of retaining me at least another 4 years. My motivation for requesting this loan is the 3 year term (or sooner if possible) & the lower interest rate.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Type your answer here. 1) Balance is $267,000; no HELOC 2) Current Mkt value approx $305,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Type your answer here. 1) Balance is $267,000; no HELOC 2) Current Mkt value approx $305,000
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. 1) Balance is $267,000; no HELOC 2) Current Mkt value approx $305,000
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	I have never defaulted on a loan, not even a late payment and not planning to start now. I appreciate your support. Thank you.

Member Payment Dependent Notes Series 663059

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663059	$5,000	$5,000	10.37%	1.00%	February 3, 2011	February 12, 2016	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663059. Member loan 663059 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Rugby Middle School	Debt-to-income ratio:	17.02%
Length of employment:	3 years	Location:	Asheville, NC

Home town:
Current & past employers:	Rugby Middle School
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > I spent most of my youth with my family camping in a 74 VW Westfalia. We used to travel around the Northeastern US visiting different state parks. The time spent with my family were some of the best I have experienced, I will always remember them fondly. Now, I am grown and hoping to start a family someday soon and want to carry on this tradition. I went to the State Employee Credit Union, I have been with since I moved down to NC 7 years ago, but they did not put together very good terms. Apparently because this is categorized as a Recreational Vehicle the interest rate is higher than auto loans I have done with them in the past. So a friend recommended Lending Club and thought I would try here and see how it goes. After typing in my personal information the current loan offered is appealing. I also love the idea of supporting a community approach to financing. So, feel free to ask questions about my situation or anything that would make you feel more comfortable contributing to my dream! Thanks for taking some time to review my loan and possibly contribute! ~Leanne Borrower added on 01/29/11 > I spent my youth with my family traveling the Northeastern US in a '74 Volkswagon Westfalia and enjoyed some of the best memories being all together. The time we spent together was an invaluable way for me to get to know my parents and sibling - it was a great time. Now I am older and wanting to start a family soon and want to recreate that experience for my children. The best part is that as a guidance counselor I have my summers off to start these adventures. Normally I would go to my Credit Union, which I have been a member since I moved down to NC 7 years ago. Unfortunately because a Camper Van is classified as a recreational vehicle the interest rate they offered was unreasonably high. So a friend recommended lending club to me and thought I would give it a try. After typing in all my information I was surprised and pleased with the terms I would be offered. Not to mention how much I love the idea of supporting community financing. Feel free to ask any questions about me, my job, my current bills and anything that would make you feel more comfortable supporting my dream! Thank you for taking the time to review my application and possibly funding this loan. Thank you so much ~Leanne

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	27	Months Since Last Delinquency:	10
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Sure here to help and thanks for the consideration. 1) I am a school counselor at a middle school where I do individual counseling, group therapies, classroom guidance and coordinate school wide programs. 2) this does not include total household income. All inclusive my partner and I make 92K annually. He works in healthcare at a regional referral center. 3) we would look at repayment in 4-5yrs, possibly 3-4yrs. Please let me know if you have any further questions and thanks again for the consideration. ~Leanne
Please explain the delinquency 10 months ago. Thanks in advance!	Hi and thanks for the consideration. I am trying g to figure out what the delinquency would be about and honestly don't know. My car is paid in full and I have one credit card with a minimal balance just to keep it open. If you can send more details I will be more than happy to give you any information required to make you feel more comfortable. Again thank you for the consideration. ~Leanne

Member Payment Dependent Notes Series 663080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663080	$5,800	$5,800	10.37%	1.00%	February 3, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663080. Member loan 663080 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	New York State Dept of Health--HRI	Debt-to-income ratio:	18.56%
Length of employment:	5 years	Location:	Bronx, NY

Home town:
Current & past employers:	New York State Dept of Health--HRI
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > Paying a high interest credit card

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	63
Revolving Credit Balance:	$23,264.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. 1.As a Health Program Administrator,I provide technical assistance and outreach to providers in the 11 southern counties of New York State.I also manage grants we provide to agencies to ensure proper usage of the funds. 2.The income I provided is just my gross annual income. Monthly gross income is $6,000. 3.I plan to pay it in 3 years.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Type your answer here. credit card 1: Chase Visa ($8,600) 16% minimum $248 monthly credit care 2: Chase Visa ($2690) 16% minimum $53 monthly
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Debt on Credit cards Im about to consolidate are about $6,000 at 16% Total monthly is about $350.

Member Payment Dependent Notes Series 663103

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663103	$6,000	$6,000	13.06%	1.00%	February 8, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663103. Member loan 663103 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Harlingen Consolidated Independent School district	Debt-to-income ratio:	16.31%
Length of employment:	5 years	Location:	HARLINGEN, TX

Home town:
Current & past employers:	Harlingen Consolidated Independent School district
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > Home Improvement Loan Borrower added on 01/28/11 > My husband and I have purchased our first home and have worked hard to get here. We have always paid our bills and never had any unpaid debts. We would like to use the funds specifically to have a privacy fence built and add some landscaping to the front of our yard. Thank you.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	33	Months Since Last Delinquency:	22
Revolving Credit Balance:	$1,618.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the school district and how stable is your job? What are the two delinquencies on your credit report from 22 months ago? What are the 3 recent credit inquiries from?	Type your answer here. I am a third grade teacher. We just closed on a brand new home in October and some of those credit inquiries may have been from the mortgage company. The other inquiry is from Culligan water company, we had a water softner system installed. The late payment on our credit is from a car loan (car will be paid off in May), this was unexpected. At closing on our new home we had a slight change in funds that were required to close and so this required us to dip into our monthly budget.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. According to the last appraisal on our house in 2010 market value was 198,000. I am not sure what HELOC means, could you define that? We owe around $173,885.00 on it. Thank you for your interest.

Member Payment Dependent Notes Series 663164

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663164	$22,000	$22,000	15.65%	1.00%	February 8, 2011	February 10, 2016	February 10, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663164. Member loan 663164 was requested on January 27, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Pacific Automotive Company	Debt-to-income ratio:	19.90%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:
Current & past employers:	Pacific Automotive Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 7, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,282.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase - $10,173, 16.24%, $230 per month CitiFinancial - $7,665, 24.99%, $243 pre month Wells Fargo ( Visa) - $4,410 , 23.00%, $145 per month CitiCards - $2,970, 11.24%, $57 per month. I would payoff chase, citiFinancial, and that's left will go to the wells fargo debt. I work in the retails sales
As some financial advise, (no need to reply) with the money you will save every month - you should pay down your lowest amount first (get momentum). Take the advise of people who do well with money.	Thanks for the info.
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	Thanks for all the support from everyone. I will not fold on you guys and gals. If I get this loan, it will be a push in the right direction of being out of debt.
Why was this loan relisted?	Because lending club didn't received some paper that I had faxed in. I don't what happend to it. The fax went through on my end. But lending didn't get it. On this loan, lending club have received the paperwork via email.

Member Payment Dependent Notes Series 663249

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663249	$18,000	$18,000	10.74%	1.00%	February 8, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663249. Member loan 663249 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Philadelphia Federal Credit Union	Debt-to-income ratio:	11.81%
Length of employment:	10+ years	Location:	JENKINTOWN, PA

Home town:
Current & past employers:	Philadelphia Federal Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	58
Revolving Credit Balance:	$14,126.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Mortgage PFCU 7.50% $2200- Car Payment PFCU $350 Personal Credit Line Bal $4800- 15.9%, $200 per month-payoff Target Visa $6900- 23.24% $225 per month will payoff Citizen's Bank MC $2300 - 15.25% $100 per month will payoff AMEX $2000 19.99% $150 per month, will payoff My position is VP of Member Service for a financial institution, I oversee their branch network and call center.I have been with this company for 10 years, and the company and my position are stable. The debt is a result of a pending divorce and loss of a second household income. I am no longer using credit cards
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I just repsonded to a similar question which answers it, if you need additional information, please let me know
I'm sorry to hear about your divorce. Will there be any major expenses or debts that you'll have to take on as part of the divorce? Is the loss of a second income going to affect your ability to manage expenses and pay back your debts?	Our property settlement has been finalized. The only additional expense I forsee is final payment to the attorney which should be about $1700-$1900 which should be covered by any remaining fundds from the loan. I have a 401K which I do not want to touch which why I applied for the loan.

Member Payment Dependent Notes Series 663270

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663270	$12,750	$12,750	13.06%	1.00%	February 4, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663270. Member loan 663270 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	University of Colorado, Boulder	Debt-to-income ratio:	19.68%
Length of employment:	7 years	Location:	Westminster, CO

Home town:
Current & past employers:	University of Colorado, Boulder
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I'm requesting a loan to consolidate a couple of high interest credit cards. I'm a responsible 36 year old professional who always pays bills on time. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,194.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 663272

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663272	$9,200	$9,200	16.02%	1.00%	February 4, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663272. Member loan 663272 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Fiserv, Inc.	Debt-to-income ratio:	19.15%
Length of employment:	< 1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Fiserv, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,272.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you give details on your job? Could you also detail any credit card debt and what exactly this loan will be for?	I work at a financial services company as a Technical Support Analyst & Team Lead. My job primarily focuses on resolving client issues with a sales integration tool and implementing new solutions for my Support Team. This loan will be used for capital to grow my event planning business in Atlanta, GA. I have two credit cards in which I own. With both of them, I have been good in paying above the monthly balance required each month.
What kind of business are you starting? What kind of business entity will you register as?	This loan will be used for capital to grow my event planning business in Atlanta, GA. I started my business in October of 2008 and registered with the State of Georgia as a Limited Liability Corporation (LLC).
What will the loan be used for?	The loan will be used as capital to grow my event planning business in Atlanta, GA.
Can you please explain what this loan will be used for and the nature of your business?	The loan will be used as capital to grow my event planning business in Atlanta, GA.

Member Payment Dependent Notes Series 663302

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663302	$2,500	$2,500	12.68%	1.00%	February 4, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663302. Member loan 663302 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,720 / month
Current employer:	Brockton furnace and duct	Debt-to-income ratio:	24.36%
Length of employment:	< 1 year	Location:	NORWOOD, MA

Home town:
Current & past employers:	Brockton furnace and duct
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I work 2 jobs pay all my bills on time I just need to consolidate to save on intrest Borrower added on 01/28/11 > I can make my payments easily every month. Borrower added on 01/28/11 > I work a full-time and partime job both stable Borrower added on 01/28/11 > I want to re build my credit and need to consolidate so I can.

A credit bureau reported the following information about this borrower member on January 22, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	60
Revolving Credit Balance:	$4,260.00	Public Records On File:	0
Revolving Line Utilization:	78.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 663317

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663317	$15,000	$15,000	16.40%	1.00%	February 3, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663317. Member loan 663317 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Fidelity National Management Services	Debt-to-income ratio:	12.19%
Length of employment:	9 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Fidelity National Management Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	28
Revolving Credit Balance:	$9,554.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial, or 100 pct, loan APR are identical.) Required employment, optional income, verified early helps loan to quickly fund. Pace quicker loan nearer expiration. Best option is to be flexible. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here.(1) Title examiner, (2) no, she is not employed, (3) not sure, may be full term (4) no
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. 1) Capital One $4,500.00 2) HouseHold Bank $4,600.00 3) Household Bank (2) $1,300.00 4) Household Bank (3) $700.00 5) Macy's $1,800.00
I also asked about your current monthly payment on each of the listed debts.	Type your answer here. 1) Capital One $85.00 2) Household Bank (1) $76.00 3) Household Bank (2) $30.00 4) Household Bank (3) $26.00 Macys $80.00 Also will be paying IRS (2010) $2,520.00
Besides the credit card debt, what are your monthly expenses?	Type your answer here. Car payment $464.89 Car Ins $109.00 Life Ins $150.14 Utilities $90.00
Please itemize the interest rates you are paying on your debts......thanks....TIM	Type your answer here. 1) Capital One 17.90% 2) HouseHold Bank (1) 19.99% 3) Household Bank (2) 26.99% 4) Household Bank (3) 12.90% 5) macys 24.5% 6) Honda Finance 7%
What do you pay in rent per month?	Type your answer here. Currently paying $1,295 for 2 bedroom Moving to 1 bedroom on March 2011 for $900.00
Have you provided Lending Club with the address that you are moving to, and the related contact information?	Type your answer here. Still finalizing with the same building our contract for two bedroom will end on March 31, 2010, made request to the property manager to move to 1 bedroom after the contract.
What do you plan to do with your credit cards once you received this loan? Is moving from 2 to 1 bedroom part of a strategy(?) for staying out of debt?	Type your answer here. I will no longer use the credit card but will keep open for credit purposes. Moving to one bedroom will save me at least $300 a month

Member Payment Dependent Notes Series 663318

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663318	$7,500	$7,500	11.11%	1.00%	February 4, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663318. Member loan 663318 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,820 / month
Current employer:	Community Action of Greene County, Inc.	Debt-to-income ratio:	23.63%
Length of employment:	2 years	Location:	Athens, NY

Home town:
Current & past employers:	Community Action of Greene County, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > Hi! I'm hoping to use a loan from Lending Club to consolidate my debt. A few years ago, I lost my job and was forced to use my credit cards to make ends meet. Now, I've been employed with a fantastic company for the past two years, and I've been slowly repaying my debts, but I am looking to get them paid off faster at a lower interest. I work full time in human services. I have an excellent credit history, with continuous on-time payments and all accounts in good standing. I also have a credit score of 724, if that helps :) Thanks! Borrower added on 02/02/11 > Additionally, I anticipate having this loan paid off within 2 1/2 to 3 years instead of the allotted 5.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,409.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 663381

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663381	$14,675	$14,675	9.63%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663381. Member loan 663381 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Loyola University Chicago	Debt-to-income ratio:	24.18%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	Loyola University Chicago
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > My partner and I are a gay couple. Anthony is an actor here in town, and works at Loyola University during the day; I also work at Loyola, coordinating an academic program that gets our students engaged in the local community. Last year, we purchased a condo together (using my credit--at the time, Illinois had no legal provisions for gay couples); as the dust was settling from that purchase, we found ourselves forced to rely on a couple of high-rate credit cards. One of those now carries a hefty balance at about 25% APR, and though we've paid about a third of it down in the past several months, the rate of interest is killing us. Debt consolidation, combined with our tax returns this year, would enable us to eliminate that card entirely, as well as position us to clear about half of our remaining consumer debt within a few months, hopefully leaving just one very low-rate credit card carrying a balance. In considering our loan, please note that, though only my information has been included in the application, my partner's income ALSO contributes to our household, giving us a joint household income of around $80,000 annually.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,160.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 663385

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663385	$5,000	$5,000	16.40%	1.00%	February 4, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663385. Member loan 663385 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Starbucks Corporation	Debt-to-income ratio:	0.33%
Length of employment:	< 1 year	Location:	SAN RAMON, CA

Home town:
Current & past employers:	Starbucks Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$391.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, You might want to add a description telling investors like me why you need the money. I can only see limited amounts of info. Your title says "my loan"... what is it for, and how to you plan to pay it back? Why should I think you are a good risk and lend you my money? Good luck!	This loan will be used for Legal Representation only. I will be paying it back using auto debit each month from my checking account. I am employed in Restaurant Management with a large company. My salary allows me to pay back the loan in a timely manner.
What was your start date with Starbucks?	December 6, 2010.
Please provide employent history for the past 5 years. Thanks.	Forbes Mill Steak House (Sommelier) Southern Wine and Sprits (Fine Wine Specialist) Starbucks (Store Manager) Current

Member Payment Dependent Notes Series 663397

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663397	$3,000	$3,000	15.28%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663397. Member loan 663397 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	n/a	Debt-to-income ratio:	0.46%
Length of employment:	10+ years	Location:	Cleveland, OH

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1979	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	28
Revolving Credit Balance:	$275.00	Public Records On File:	0
Revolving Line Utilization:	91.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 663413

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663413	$3,700	$3,700	10.74%	1.00%	February 2, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663413. Member loan 663413 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	AT&T	Debt-to-income ratio:	12.74%
Length of employment:	10+ years	Location:	Sauquoit, NY

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > pay off credit card debt with a higher interest rate Borrower added on 01/28/11 > Credit card refinancing. Rate lower than credit card

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$19,382.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) What is your current job qualification/position (What you do) for employer? 2) Do you have sufficient margin to set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows 1 delinquency public record? Any Explanation? 6) Do you have any other sources of income and/ debits? 7) What credit cards do you plan to pay off with this loan? 8) How do you explain your high $19,000.00 revolving credit balance? Please note, your reply helps all others lenders. Thanks for your time!	I am a global account manager for ATT mobility. I plan to have this loan for aproximatley 2 weeks.. This is to pay off a old 401K loan to allow me to take out the 19000 in credit card and therefore have no monthly credit card Payments with high interest. I have no idea why a late payment is on my report I Always pay my bills on time!
Will you really pay this loan off in two weeks? Where will that money come from, and why can't you just use that money to pay for the 401K loan directly? Please describe exactly what you'll be doing in more detail.	I have a loan with my 401K of 3497 that I need to pay off before they will loan me enough to pay off this loan and my credit cards. This loan will be paid off as soon as I pay the 401K loan off and get the check deposited from that loan.

Member Payment Dependent Notes Series 663422

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663422	$10,000	$10,000	11.11%	1.00%	February 3, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663422. Member loan 663422 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	Bank of America	Debt-to-income ratio:	9.33%
Length of employment:	4 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	12
Revolving Credit Balance:	$16,121.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer BAC? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi lender. (1) My position with Bank of America is finance manager. I'm the manager of a team of four Senior Financial Analysts that project and report a division within the bank responsible for a $1 Billion P&L. (2) No, I am single, and the income reported is only my income. My salary is $8,650 per month and I receive rental income from renting two bedrooms in my house (to a childhood friend and my sister) in the amount of $850 per month. (3) I intend to repay the loan in less than one year. Thank you for your service in the Marines.
What is your position w/Bank of America? thanks.	I am a Vice President with Bank of America. My job is Finance Manager. I manage a team of four Senior Financial Analysts to predict and report financials for a division of the bank that has a $1 Billion P&L.
I would like to help fund your loan. Can you please explain the delinquency.	What delinquency are you referring to?
Hi Couple of questions:- 1. ) Please list all your open (used or not used) credit lines / credit-cards, APRs', outstanding balances, monthly payments for each, durations and please highlight the ones that would be paid off with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) Why didnt you take this loan from BofA ?	1) I'll give you a summary. I have five open credit cards, with a total balance on all of $30K. The monthly payments on all cards total $500. The purpose of this loan is to buy a car, not debt consolidation. 2) Monthly take home pay = $6K Total monthly expenses, including all debts and savings is $5K. I have a $1K monthly surplus. My bank accounts have about $6K in them now; $3K of that will be used to put down on this car. 3) Bank of America's auto loans require that any vehicle purchased from a non-franchised dealership be 2006 or newer. I'm looking to buy a 2004.
Can you explain the delinquency on your credit report ?	That delinquency happened just before I started my new budget. Since then, I have been current on all accounts, living well below my means, and paying down debts. Last year, I paid down $6,000 in debts.
Your record shows a deliquency 12 months ago. Can you explain?	That delinquency happened just before I started my new budget. Since then, I have been current on all accounts, living well below my means, and paying down debts. Last year, I paid down $6,000 in debts.

Member Payment Dependent Notes Series 663451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663451	$6,400	$6,400	5.79%	1.00%	February 2, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663451. Member loan 663451 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	McCollum Wellness Center	Debt-to-income ratio:	22.16%
Length of employment:	2 years	Location:	Santa Cruz, CA

Home town:
Current & past employers:	McCollum Wellness Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > to pay off a 19.99% visa card

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,782.00	Public Records On File:	0
Revolving Line Utilization:	29.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 663493

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663493	$2,250	$2,250	13.43%	1.00%	February 4, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663493. Member loan 663493 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$667 / month
Current employer:	Road Ranger	Debt-to-income ratio:	15.00%
Length of employment:	2 years	Location:	DEKALB, IL

Home town:
Current & past employers:	Road Ranger
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,809.00	Public Records On File:	0
Revolving Line Utilization:	7.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you only make $667 a month?	Approx. $667 a month because I am a full-time student at Northern Illinois University and only work part-time.

Member Payment Dependent Notes Series 663508

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663508	$4,200	$4,200	14.17%	1.00%	February 4, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663508. Member loan 663508 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Lighthouse healthcare	Debt-to-income ratio:	10.00%
Length of employment:	< 1 year	Location:	Woodbridge, VA

Home town:
Current & past employers:	Lighthouse healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,019.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 663515

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663515	$12,000	$12,000	12.68%	1.00%	February 8, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663515. Member loan 663515 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,967 / month
Current employer:	Atlas Air, Inc.	Debt-to-income ratio:	11.75%
Length of employment:	6 years	Location:	Gulf Breeze, FL

Home town:
Current & past employers:	Atlas Air, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > -To be used for purchse of second set of transportation due to my wife now using our first vehicle in her new 9 to 5 job. -My company is doing very well in this down economy & I will be receiving a substantial raise that is part of a new upcoming labor contract as well as a signing bonus (both expected within approx. 5 months or less), a profit sharing check (for 2010) and another yearly longevity based increase in pay come July, 2011. Borrower added on 01/28/11 > I have never defaulted on a loan & have never declared bankruptcy. I plan on paying this loan off early. Borrower added on 02/02/11 > I am a safe, conservative driver. I haven't had so much as a parking ticket since college - over 20 years ago. I am simply interested in some dependable wheels (with a good warranty) & good gas mileage - something that also don't take up much room in the garage. Thank you to all my investors! It is much appreciated.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	12
Revolving Credit Balance:	$56,800.00	Public Records On File:	0
Revolving Line Utilization:	31.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 358. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	-Position with employer: Pilot / First Officer on Boeing 747 -Last years gross income (not including my wife's income as she just started new job): 119,600 -Planning on repaying loan early ( 2 to 3 year time frame) -Will definitely consider partial loan.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	-Mortgage bal on home: 162k -current mkt value (using Zillow's est.): 176k
What kind of bike is this for?	Looking at a 2011 Ural

Member Payment Dependent Notes Series 663524

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663524	$13,225	$13,225	10.37%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663524. Member loan 663524 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	Davis Wright Tremaine LLP	Debt-to-income ratio:	22.91%
Length of employment:	3 years	Location:	Mountlake Terrace, WA

Home town:
Current & past employers:	Davis Wright Tremaine LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,492.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what does ur company do & what does ur job consist of?	I work at a law firm and I am a paralegal.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I am looking to consolidate my Wells Fargo card ($10,369.99/23.25% APR) and Chase card ($3,814.24/15.24%). I have other debts that are close to being paid off that I would like to consolidate, but my provisional amount I was approved from you does not cover them. I have not used the credit cards, so I am not accruing any new debts.
Any idea what the 2 credit inquiries were in the last 6 months?	One was when we began a lease on a new vehicle at the end of December. I believe the other one was from CitiBank, when I inquired about a personal loan from them.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 3.Are you the sole wage earner? Thanks.	1. Approximately $3900. 2. The following expenses are the total amounts, and are split between my fiancee and I: Mortgage, $1546; Homeowners association dues, $110; Car, $505; Home/vehicle insurance, $100; utilities (which varies), $300; cable/internet/phone, $150; food/basic necessities, $500. My total portion of these expenses is approximately $1,605.50. Other bills I am solely responsible for: cell phone, $84; student loan, $139; various credit cards, $1050. 3. As stated above, there are various expenses/bills that my fiancee and I share.

Member Payment Dependent Notes Series 663607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663607	$9,600	$9,600	14.17%	1.00%	February 7, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663607. Member loan 663607 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,417 / month
Current employer:	New York City Dept of Education	Debt-to-income ratio:	18.61%
Length of employment:	8 years	Location:	Bronx, NY

Home town:
Current & past employers:	New York City Dept of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	8
Revolving Credit Balance:	$16,278.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Thank you for your interest. I am a 6th grade teacher with the New York City Dept of Education. I have been working as a teacher for the past 8 1/2 years. The income listed is my income. I am divorced. Realistically, the loan will be paid off in the three years stated. If I receive a big tax refund or winn lotto, I will pay it in less time. Thank you!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My home is a cooperative/state/city run housing development in New York City. I do not have a mortgage, and if I sold it tomorrow, I would get about $30,000 for it. I pay $675 per month for maintenance.

Member Payment Dependent Notes Series 663655

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663655	$8,000	$8,000	11.11%	1.00%	February 8, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663655. Member loan 663655 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	fredericks painting	Debt-to-income ratio:	28.55%
Length of employment:	10+ years	Location:	Houghton Lake , MI

Home town:
Current & past employers:	fredericks painting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,827.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please give us more information about the loan? Thanks	yes
Ok! Type the information here.	what is your question its not showing up. thank you ken
The details I am looking for are.. what is the loan for, what are you going to do with 25k	Thank you for your intrest in my funding. i own pianting company and are going to use funds for expantion. i have alot of work coming up and need to run another crew so im buying new equipment. need to hire more employees more advertizment etc, thank you

Member Payment Dependent Notes Series 663698

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663698	$12,000	$12,000	10.37%	1.00%	February 8, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663698. Member loan 663698 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	IronWorkers Local 46	Debt-to-income ratio:	20.49%
Length of employment:	8 years	Location:	DAWSON, IL

Home town:
Current & past employers:	IronWorkers Local 46
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/26/11 > i will use this this to consolidate all credit cards and loans into one monthly payment to allow me to save more money every month towards a house.

A credit bureau reported the following information about this borrower member on January 25, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,473.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 663742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663742	$6,000	$6,000	12.68%	1.00%	February 2, 2011	February 11, 2016	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663742. Member loan 663742 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Pacific Clinics	Debt-to-income ratio:	19.06%
Length of employment:	2 years	Location:	West Covina, CA

Home town:
Current & past employers:	Pacific Clinics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,252.00	Public Records On File:	0
Revolving Line Utilization:	83.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details on the need for the major purchase? Also what do you do at your job? Thank you	It actually to pay for some medical expenses for my mother-in-law. I am a marriage and family therapist at a community mental health clinic.Type your answer here.

Member Payment Dependent Notes Series 663744

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663744	$7,000	$7,000	10.74%	1.00%	February 2, 2011	February 11, 2014	February 11, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663744. Member loan 663744 was requested on January 28, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,190 / month
Current employer:	U.S. Department of Labor	Debt-to-income ratio:	18.26%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	U.S. Department of Labor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/28/11 > I will use this loan to pay off a high interest credit card. I have an excellent credit score, and my job is very stable (federal gov't). I am never late on payments and always pay on time.

A credit bureau reported the following information about this borrower member on January 28, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,912.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi Lender, My position is a Program Assistant. It's an administrative type job proofreading documents, arranging travel, and assisting setting up meetings and conferences. My gross income per month is $2940 (no spouse). I intend to pay off the loan in 2-3 years. In the income part on the application I put my net income, not my gross income. Thank you, I hope this helps.

Member Payment Dependent Notes Series 663895

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663895	$25,000	$25,000	13.43%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663895. Member loan 663895 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	n/a	Debt-to-income ratio:	6.20%
Length of employment:	5 years	Location:	PLAINFIELD, CT

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,534.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Presently we have CITGO branded gas station in Preston,CT. We want to go unbranded becuase we make more money AFTER IT.
Can you submit a description of what the loan will be used for, and your payback plan? How will the payment of this loan interfere with your other monthly expenses.	This is our family business GAS STATION. Once I go from branded gasoline to unbranded gasoline, I will make $2000/MONTH more then today. That will easily cover the cost of my monthly payment of your loan. I need this loan because when you go unbranded, I have to order my own money gas into gas tank. first load cost $25,000 FOR 8700 GALLON OF GAS FOR ONE TRUCK LOAD. Once I get a first load, I start making $500 more per delivery. I GET 4 TO 5 DELIVERY A MONTH.
That's $2.87 per gallon. After adding taxes in Connecticut to get pump price, is anyone going to buy your gas? And how many cents per gallon do you expect to net after including your overhead costs?	Difference between purchase price of branded and unbranded is: 4-5 cents, before taxes and overheads. That is where I am going to save money per gallon . my retail will be same as of now.......same retail as unbranded. If you look at our location there are no gas stations 4 miles in any directions.....

Member Payment Dependent Notes Series 663899

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663899	$5,000	$5,000	10.00%	1.00%	February 2, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663899. Member loan 663899 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	nulook decorating,painting	Debt-to-income ratio:	15.53%
Length of employment:	10+ years	Location:	providence, RI

Home town:
Current & past employers:	nulook decorating,painting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	53
Revolving Credit Balance:	$8,558.00	Public Records On File:	1
Revolving Line Utilization:	74.40%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 663901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663901	$10,000	$10,000	18.62%	1.00%	February 8, 2011	February 12, 2016	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663901. Member loan 663901 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	rtp	Debt-to-income ratio:	14.19%
Length of employment:	8 years	Location:	blum, TX

Home town:
Current & past employers:	rtp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,201.00	Public Records On File:	0
Revolving Line Utilization:	34.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is rtp and what do you do there?	rtp is a world wide suppler of plastices we add color & other aditives I run there machines -excruders & peletizers
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	reinforced thermal plastic. We make all kindes of plastic I run there machines. My wife & i made about 40 thousand last year
Hi borrower. I'm interested helping fund your loan. My questions are: (1) What is current employer RTP? and What is your position? (Brief job description) (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income per month, or per year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Shorter term (Approximate number years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	reinforced thermo plastic. worldwide plactic suplyer . I run there machines. would consider partial loans
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	yes i fully own my home 0 mortgage loans its a moble home & 5 acers. worth 40,000
Tell us about the debts you want to consolidate. What are the amounts and interest rates? Will this increase or decrease your monthly payment obligations? How much?	worst one is a cti loan 5,000 almost 30 % car payment about 5,000 18% sears 1,000 22% & a few smaller ones wold decrease my payment over 300 $ a month

Member Payment Dependent Notes Series 663913

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663913	$9,000	$9,000	10.37%	1.00%	February 3, 2011	February 12, 2016	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663913. Member loan 663913 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Ben's Supercenter Inc	Debt-to-income ratio:	17.55%
Length of employment:	6 years	Location:	imlay city, MI

Home town:
Current & past employers:	Ben's Supercenter Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > I am employed with a company that has actually grown in sales over the past 4 years. It is a stable company and I work full time. The debt that has occurred on my credit card is due to tools my son had to purchase for his schooling in the John Deere tech program at college. He is now working his paid internship and is contributing to paying off that debt. I wanted to obtain a loan to pay off the credit card because the interest rate is at a very high rate. A lower rate would allow me to pay the debt off faster for less money. I do not have a mortgage payment in my name but have dower rights in the home I share with my husband of 7 years. So my monthly income way more than covers my monthly financial obligations.

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,035.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Ben's Supercenter Inc?	credit manager
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is current employer? and What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	ben's supercenter inc, credit manager, no, 138,000, full term, 4-5 years,
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1. The loan isn't in my name. My husband has a loan for it and pays it. We have seperate bills. His mortgage monthly payment is 1136.00 I believe. 2.I am on the deed with my husband having dower rights. 3. no equity line. 4. tax assessed value is $198,000. 5. 6 years.

Member Payment Dependent Notes Series 663969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663969	$16,725	$16,725	10.74%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663969. Member loan 663969 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,803 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	20.39%
Length of employment:	5 years	Location:	Jenks, OK

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > My plan for this loan is to consolidate three debts, two credit cards and one line of credit. The current interest rates in these debts range from 19.99% to 25.9%. I have set a goal to pay these debts within three years. I currently make payments totaling $1,135 each month. Most of the credit card debt was accumulated in college and prior to getting my first job. I spent a long time making minimum payments. I have received several promotions and currently have more income than when I was creating these debts and making minimum payments. I am also smarter than I use to be and have come to the realization of how much I am actually paying due to the high interest. Consolidating the debt would cut my monthly payments in half while still reaching my 3-year goal of repayment and give me the ability to have a savings account. I have worked as a Program Controls Analyst for 5 years for L-3 communications. I have a stable job and have been recognized as a top employee. I also have an extremely wonderful family who is capable and willing to help if for some reason I felt I might have to be late on a payment. I feel this loan will minimize any risk I used to have for late payments on my credit cards. This would allow me to only make one payment a month and have it automatically drafted from my account. This will also allow me to put half of what I have been paying monthly into a savings account minimizing any potential for late payments. I am a good borrow. I have a very strong payment history. I have incurred a late payment previously but this was cleared within days. The late payment was a result of not posting my payment online prior to a cut off on the payment day. I hope you all can see I want to make a change in my life and his would be such a great push to making that step happen quicker and with a much better end result after three years. Borrower added on 02/01/11 > My plan for this loan is to consolidate three debts, two credit cards and one line of credit. The current interest rates in these debts range from 19.99% to 25.9%. I have set a goal to pay these debts within three years. I currently make payments totaling $1,135 each month. Most of the credit card debt was accumulated in college and prior to getting my first job. I spent a long time making minimum payments. I have received several promotions and currently have more income than when I was creating these debts and making minimum payments. I am also smarter than I use to be and have come to the realization of how much I am actually paying due to the high interest. Consolidating the debt would cut my monthly payments in half while still reaching my 3-year goal of repayment and give me the ability to have a savings account. I have worked as a Program Controls Analyst for 5 years for L-3 communications. I have a stable job and have been recognized as a top employee. I also have an extremely wonderful family who is capable and willing to help if for some reason I felt I might have to be late on a payment. I feel this loan will minimize any risk I used to have for late payments on my credit cards. This would allow me to only make one payment a month and have it automatically drafted from my account. This will also allow me to put half of what I have been paying monthly into a savings account minimizing any potential for late payments. I am a good borrow. I have a very strong payment history. I have incurred a late payment previously but this was cleared within days. The late payment was a result of not posting my payment online prior to a cut off on the payment day. I hope you all can see I want to make a change in my life and his would be such a great push to making that step happen quicker and with a much better end result after three years.

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,422.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	My plan is to consolidate three debts, two credit cards and one line of credit. The credit card balances are $5,254 at 20.24% and $6,933 at 25.9%. The remaining balance on the line of credit is $5,172 at 19.99%. I have been aiming to pay these debts within three years. I currently make payments totaling $1,135 each month. Most of the credit card debt was accumulated in college and prior to getting my first job. I spent a long time making minimum payments. I have received several promotions and currently have a much higher income than when I was creating these debts. I have also become smarter than I use to be and have come to the realization of how much I am actually paying due to the high interest. Consolidating the debt would cut my monthly payments in half while still reaching my 3-year goal of repayment and give me the ability to have a savings account.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you for investing in my loan. I will not let you down.
1.What is your NET monthly income? 2.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). Thanks.	My monthly net income is $4,170. The following is my monthly budget plan: $1,267 Mortgage with insurance and taxes $309 Car Payment $100 Car Insurance $137 TV/Internet/Phone $225 Electric/Gas/Water $56 Gym $1,135 Credit Card and Loan Payments $600 Groceries/Gas/Entertainment. This is taken out as cash to ensure I do not exceed my expenditures budget. $3,829 Total monthly expenses
Excellent plan. I'm investing in you because of it. We all went thru the learning curve regarding money at some point. You will emerge with a better handle on the time value of money and a real sense of accomplishment. Best to you.	Thank you for your support

Member Payment Dependent Notes Series 663995

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
663995	$5,200	$5,200	13.06%	1.00%	February 4, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 663995. Member loan 663995 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	University of Denver	Debt-to-income ratio:	11.81%
Length of employment:	4 years	Location:	Highlands Ranch, CO

Home town:
Current & past employers:	University of Denver
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,424.00	Public Records On File:	1
Revolving Line Utilization:	77.70%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) Reason for Chapter 7/13 Bankruptcy filing 114-months ago? and What was final disposition? (2) What is your position (brief job description) with employer? (3) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (4) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (5) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here 1)Bancruptcy filing was due to job layoff. Final disposition was it was cleared. 2) I am a preschool teacher going on 4 years at an early Learning Center at the University of Denver and I am also working part time as the Skating Program Mgr. at the ice rink on the campus as well. I am a supervisor of 18 coaches in that job. 3) I have no spouse.(so no extra income there) 4)I realistically would need the 3 years to pay it off - full term. 5) Yes, I would accept partially funded loan thank you

Member Payment Dependent Notes Series 664000

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664000	$14,400	$14,400	13.80%	1.00%	February 3, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664000. Member loan 664000 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Underground Functional Fitness	Debt-to-income ratio:	4.63%
Length of employment:	3 years	Location:	Appleton, WI

Home town:
Current & past employers:	Underground Functional Fitness
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	4
Revolving Credit Balance:	$11,517.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Mortgage balance of $208,250 and tax assessed value of $259,500 - market value is roughly the same.

Member Payment Dependent Notes Series 664025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664025	$8,000	$8,000	10.37%	1.00%	February 3, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664025. Member loan 664025 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	12.16%
Length of employment:	1 year	Location:	Bensalem, PA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > Paying off high interest credit cards

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,081.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
where do u derive the $5000 income with no employer?	I'm an independent contractor and work for several different companies. I also have my own list of clients that I work for directly but the majority of my work is through other vendors
What did you do for work prior to this last year? What kind of contractor are you? What is the credit inquiry in the last 6 months for? Do you plan on paying this loan off early? Thank you!	I've worked in the same field for the last 4-5 years which is Litigation Support (I help attorneys present their cases in trial). I moved out on my own after working for the same firm for 3+ of those years. The credit inquiry was probably from talking to one of the local lenders. They said they couldn't extend a loan to me as an independent contractor. I'm not planning on paying it off early. I want to build a larger emergency reserve than I have at the moment and then focus on starting a down payment fund for a house.

Member Payment Dependent Notes Series 664117

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664117	$10,000	$10,000	10.74%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664117. Member loan 664117 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	warehouse discount center	Debt-to-income ratio:	24.38%
Length of employment:	10+ years	Location:	THOUSAND OAKS, CA

Home town:
Current & past employers:	warehouse discount center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,443.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Hi, may I give you averages? I currently have 8 credit cards that I need to consolidate. The interest rates range from 12.99%-19.99%. I am looking to consolidate all of my debt. I have dug myself quite a hole and am looking to get out so I have included everything. To avoid accruing new debt, I have mapped out a budget. I also have cut corners on a few things to help myself stick with my budget. Consolidating these bills alone will be of tremendous help. Thank you for your time!
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	Thank you. I am incredibly grateful. This is an opportunity for me to succeed financially. I will not fail any of you kind members for helping me with that.

Member Payment Dependent Notes Series 664146

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664146	$9,000	$9,000	5.79%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664146. Member loan 664146 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Gold Canyon International	Debt-to-income ratio:	1.31%
Length of employment:	3 years	Location:	Chandler, AZ

Home town:
Current & past employers:	Gold Canyon International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > We recently purchased a home and are needing additional money for improvements. We would normally pay cash, but we would like to keep a decent amount in savings.

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$999.00	Public Records On File:	0
Revolving Line Utilization:	2.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Gold Canyon International?	Highjump, Gold Canyon International is a party-plan candle business that offers a complete line of candles, bath and body products as well as home products including home fragrance in the form of scented candles, room sprays and sachets. There are currently more than 25,000 Demonstrators in North America selling for Gold Canyon.

Member Payment Dependent Notes Series 664168

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664168	$5,000	$5,000	11.11%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664168. Member loan 664168 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Wieden Kennedy	Debt-to-income ratio:	6.45%
Length of employment:	3 years	Location:	Brooklyn , NY

Home town:
Current & past employers:	Wieden Kennedy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	22
Revolving Credit Balance:	$2,244.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 664185

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664185	$13,000	$13,000	10.37%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664185. Member loan 664185 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	University of California Riverside	Debt-to-income ratio:	3.97%
Length of employment:	10+ years	Location:	Hemet, CA

Home town:
Current & past employers:	University of California Riverside
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	66
Revolving Credit Balance:	$13,099.00	Public Records On File:	0
Revolving Line Utilization:	48.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a automotive technician with UC Riverside. I am single, divorced in 2002. I work two jobs and have been doing that for at least 20 years now. I would like to pay off my two credit cards in full, therefore I would like to have a 100 % funded loan and pay it back over 36 months. Other than my mortgage I don't have any other debts.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	I have two credit cards and I want to pay both of them off. Card 1 $ 7200 at 7.24% Card 2 $ 6200 at 17.99 % I bought a new house in 2007 and put both my daughters in/through college and accumulated debt. I want to pay this off and start fresh without credit card debt. I have a very good job with the state, I work for the UC system for the past 20 years and I also have a part time job at night making cheese.
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Please see question number 2 asked prior to you. Same question, I already answered in detail.
I'm going to chip in on funding your loan because I like cheese.	Thanks a lot, I will remember that tonight when I make the next batch!
Why would you refinance card 1, since you would now be paying a higher interest rate? Thanks.	Good question... I considered paying $250 on the low interest rate card and only getting a loan for the high interest rate card, but adding both together and paying them off and then getting them both paid in 3 yrs is my better choice because the rate for the 2nd card is so high. I will need to keep one card for emergencies and that will of course be the low interest rate card.
I don't quite understand your last answer about paying off the first credit card. If you pay off both cards as planned, you'll have $13k of debt at a 10% rate through this loan. On the other hand, if you pay off just card 2, keep card 1, and immediately pay back the difference to this loan, you'll have $6k of debt at 10% and $7k of debt at 7%, and then you can make more than the minimum payments on card 1 to have it paid off within 3 years. In the second scenario you'll be better off because you'll have paid less interest over the 3 years. So why not do that?	If I borrow the $13,000 and pay that back over 3 years I will have a monthly payment of roughly $450 which I feel comfortable with. I prefer only having one fixed payment versus two payments, but if my loan doesn't get funded fully, then I will have to resort to doing that. I like to be on a fixed budget, know what is coming in and what is going out, so I know exactly what is left over. That is just the kind of guy I am. Smile. My main goal is to get rid of the high interest card, I want to keep one card open for emergencies.
Cheese is good, I'm in!	Thanks for loving cheese! I have been a cheesemaker for over 20 years now and lately we have been working every night - everyone is eating a lot of cheese! It's probably preparing all those pizzas for Superbowl Sunday! Smile.

Member Payment Dependent Notes Series 664202

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664202	$6,000	$6,000	12.68%	1.00%	February 2, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664202. Member loan 664202 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	7.51%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,995.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the source of your income?	I'm a freelance computer programmer. Because I'm freelance, my income fluctuates, but I average about $100,000 a year over the last ten years. 2008 was a bad year as everyone knows so I took some CC advances to help get through it. They were 0% for a year but that's expired so I want to get a predictable repayment plan.
where does ur income stem from?	I'm a software developer.

Member Payment Dependent Notes Series 664207

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664207	$13,050	$13,050	7.66%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664207. Member loan 664207 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,708 / month
Current employer:	Enstoa Inc	Debt-to-income ratio:	4.92%
Length of employment:	4 years	Location:	Bronx, NY

Home town:
Current & past employers:	Enstoa Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > To consolidate high interest credit card debts

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,137.00	Public Records On File:	0
Revolving Line Utilization:	50.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan, but please answer the following question(s): Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	Discover Card - 24.99% $11,305 $300 monthly American Express - 19.99% $4,021 $150 monthly UCFS(Kirby Vaccuum) - 9% $1180 $73 monthly ---------------------------------------------------------------------------------- TOTAL $16506 $523 ---------------------------------------------------------------------------------- The loan plus my tax return will make the loan my only debt and decrease my monthly spending by $117.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Enstoa? These answers will definitely help lenders lend.	See first question on debt. Have savings, 401K, HSA. Sole wage earner in household. No dependents. Consultant.
Member_849300, Can you answer these questions: Can you list your monthly expenses? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Without the information that I asked for, I and other lenders can not evaluate the risk level. Borrowers have every right to disclose as much as they like. But, lenders will move to other loans in which we can evaluate the risk.	>>Can you list your monthly expenses? Transportation - $ 250 Tithes $400 Rent $1450 Groceries, Toiletries $450 Entertainment $120 Utilities $400 Miscellaneous (newspapers etc) $200 Credit Card Debt $550 >>Can you list your savings account balance(s) and/or any other kind of emergency funds? Savings $1534 >>Can you list any investments and balances? HSA $3600 Scottrade $2278 401K $1215 Hope that answers your question.

Member Payment Dependent Notes Series 664211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664211	$6,500	$6,500	7.29%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664211. Member loan 664211 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,099 / month
Current employer:	FEDERAL AVIATION ADMINISTRATION	Debt-to-income ratio:	15.22%
Length of employment:	3 years	Location:	ANCHORAGE, AK

Home town:
Current & past employers:	FEDERAL AVIATION ADMINISTRATION
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,300.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 664218

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664218	$20,000	$20,000	11.11%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664218. Member loan 664218 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	US Army	Debt-to-income ratio:	20.26%
Length of employment:	10+ years	Location:	Waynesville, MO

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,457.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664231

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664231	$18,000	$18,000	10.00%	1.00%	February 7, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664231. Member loan 664231 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Minact Inc.	Debt-to-income ratio:	7.11%
Length of employment:	2 years	Location:	Shreveport, LA

Home town:
Current & past employers:	Minact Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,111.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I would like to help fund your loan. Chances are that your loan would be fully funded more quickly if you do the following: 1) Verify your present income with Lending Club; 2) Explain the nature of your business; 3) Tell what the loan will be used for in the business - expansion, inventory, operating expenses, etc. 4) Give some compelling facts as to why your loan should be funded, especially regarding cash flow and profitability. The L.C. community wants to fund loans, but we need basic information to do it. We work hard for our money - we put our trust in you to repay it. Thanks in advance!	I am asking for a loan to supplement current savings accumulated to start and operate a neighborhood Bar and Grill. At the early age of 14, in 1974, I began working in the food service industry as a dishwasher. Since then, I have worked as a busboy, waiter, bartender, etc. In the last 10 years, while a member of the U.S. Air Force, I have worked as a Bar Manager. Five years ago, I was asked to head and plan the opening of a local bar, for which I eventually managed for a year prior to my retirement from the military. Upon my retirement, I received my Teaching Certificate and began working in the local school district, although my desire has always been to operate and run my own business. I have the experience, know how, and managerial skills to succeed. I am well versed in accounting, administration, and management; and possess a strong entrepreneurial spirit. I'm a college graduate, with a baccalaureate of General Studies from Louisiana Tech University, and a retired (Honorable Discharge) Senior Master Sergeant. I have been successful at operating and running a business in the past. To date, this same business is successful and continues to provide excellent service using the same business model I implemented at its inception. In the city in which this business operates, it is a premiere gathering spot and continues to be very profitable.
What do you do in your job at Minact Inc.?	I'm a Reading Teacher. I work primarily will teens and young adults.
I typically don't invest in small business loan requests but I like to see you seem to possess the entrepreneurial spirit. Will you own the Bar and Grill 100%? If not please specify your stock position. Also, have you already secured a location?	Yes, I will own the Bar and Grill and hold all licenses. I also intend to list the business as an LLC. I am currently in negotiations to lease the building that will house the Bar and Grill.
Thank you, I will be investing. Even if your Bar and Grill is not successful, we are still expecting to be repaid. Good luck.	Thank you, but believe me, it will be successful. Thanks again.

Member Payment Dependent Notes Series 664271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664271	$4,000	$4,000	10.37%	1.00%	February 4, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664271. Member loan 664271 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Bloomingdales	Debt-to-income ratio:	6.65%
Length of employment:	3 years	Location:	Pleasantville, NY

Home town:
Current & past employers:	Bloomingdales
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/29/11 > Found an affordable apt in convenient location that will reduce monthly expenses. Borrower added on 02/01/11 > Loan will assist in security deposit and moving cost

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,649.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please itemize your monthly expenses? Also verifying income would not hurt.	As of now, my commuting expense is greater then my rent. This move would allow more money to be allotted for rent by cutting commuting cost. In addition, a closer home would significantly reduce hours of time spent on trains and in a car. As a full time graduate student and full time employee, time and money carry an even greater value. In reference to my gross income, I earned about 58k. Hopefully this assists in your choice to contribute in the funding of my loan.
What is your job title/description at Bloomingdale's?	My job is in sales. I also am a brand specialist. This entails a separate salary from a vendor to manage and drive their business.

Member Payment Dependent Notes Series 664276

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664276	$5,500	$5,500	17.51%	1.00%	February 8, 2011	February 12, 2014	February 12, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664276. Member loan 664276 was requested on January 29, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	Bank of America	Debt-to-income ratio:	19.35%
Length of employment:	< 1 year	Location:	Glendale, CA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > Please feel free to ask for any details. I'm an open book. This loan will help me to pay off my credit card debt. I plan on only using 1 card for emergency situations.

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	34	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	51
Revolving Credit Balance:	$4,474.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what do you do for Bank of America and where were you previously employed? Given your high credit card balance relative to your income why are you doing a 3 year loan as compared to a 5 year loan? what are your current interest rares for your current loans? thanks	Hi Joe, I currently work in the Foreclosure Postsale department at Bank of America. I previously worked for Crystal Cruises, Inc for 4 years. I chose a 3 year loan as compaired to a 5 year loan because, if I'm approved for this loan, I want to pay off the loan as soon as possible to hopefully improve my credit report and score. At this time, the only debt I have are credit cards. Unfortunately, they are mainly department store credit cards, the APR on my cards are between 15-25%.
What was your start date with BOA?	I started work at BofA on Monday, December 27, 2010. Prior to BofA, I was working for Crystal Cruises, Inc in Los Angeles, CA from 9/1/2006 to 12/24/2010.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Delinquencies. (Please look at your credit history of this listing.) 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	Hi LendingCrab, here goes =) 1. The purpose of this loan is for me to pay off all of my credit cards, I haven't incurred any new debt that cannot be payed off w/this loan. I leave my credit cards at home so that I won't use them. I'm not closing my accounts at this time, because I was advised closing credit cards can hurt your credit score (kind of confused about that myself). 2. Reasons for my accumulated debt: I was 18 yrs old, in my 1st year of junior college when I was offered & accepted for my 1st credit card & just got in over my head over the past 11 years. Unfortunately, I never had to figure out how to balance my checkbook. My dad always took care of it. Finally, in 2008 I payed off my credit cards myself successfully - any extra money that came my way (i.e. tax return checks, birthday/xmas money gifts) I payed toward my cards. Unfortunately, I got in over my head again in 2009 & I just couldn't seem to get out of my mess. For all of 2008 I was able to not spend on my cards at all and I know I can do it again. 3. I reviewed my full credit report and I don't have any delinquencies. No matter what, I make sure to pay all of my bills on time. 4. My monthly income is $1800. My Itemized monthly expense: a) cell phone bill $80; b) cable bill $60; c) Gas bill $15; d) Water & Power $50 (every 2 months). 5. I don't have any dependents. 6. Temporarily, my brother, brother's wife, and I live together. My brother and his wife have their own debt, but I don't get involved in their business & vice versa. We only talk about money when it's time to pay the utility bills.

Member Payment Dependent Notes Series 664288

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664288	$6,000	$6,000	10.37%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664288. Member loan 664288 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	the m resort & casino	Debt-to-income ratio:	9.95%
Length of employment:	2 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	the m resort & casino
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 29, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,274.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Please provide some information on how the loan proceeds will be used. Thank you	I'm a first- time home buyer , looking for a house worth between 130000 to 160000, 5% fha loan down payment and the closing cost. thank you
5% of 130K = $6500. 5% of 160K = $8000. Plus closing costs (about $2500-$4000?). So I wonder if you have savings to combine with this $6000 loan?	my original list was 12000 but lending club give me the counter-offer 6000. i have the 401k about 4000..

Member Payment Dependent Notes Series 664309

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664309	$11,200	$11,200	5.79%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664309. Member loan 664309 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Carolinas Healthcare System	Debt-to-income ratio:	10.06%
Length of employment:	6 years	Location:	Charlotte, NC

Home town:
Current & past employers:	Carolinas Healthcare System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I would like to consolidate 2 high interest credit cards in order to pay off remaining balance faster and at a lower rate. I am a Registered Nurse and have been employed with the same hospital since 2003. I am fully vested in both my 401K and hospital's retirement account. I have a Roth IRA and Investment account. I earn $3,000 a month from work and $500.00 a month from a renter. I pay $1,365 for my mortgage and $284.00 for High Interest credit cards (minimum payment) $60.00 on a 0% interest card. $144.00 monthly for college loans. Remaining bills for the month come to $300.00 (cell phone, electric, car insurance...etc). I own my car. I am a good borrower because I pay on time and always above minimum payment. My credit score is around 740. I plan on using this money to allow me to get out from under a couple of cards that are at 13.24% and the card companies are not willing to work with me.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,812.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664384

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664384	$10,000	$10,000	7.29%	1.00%	February 8, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664384. Member loan 664384 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Town of West Hartford	Debt-to-income ratio:	10.98%
Length of employment:	5 years	Location:	Windsor Locks, CT

Home town:
Current & past employers:	Town of West Hartford
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > Just want to pay off debt and build a savings. Borrower added on 01/31/11 > I am a good investment and hope to even pay off a little early. This loan will allow me me to get rid of high interest rate debt and build a savings. Maybe one day I can be on the investor end. Just would like the opportunity to do so.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,612.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specific debts will you consolidate with this loan? This information is critical before I can lend to you. Thank you.	I would be consolidating high interest credit card debt. This loan would give me the opportunity to pay off high interest debt in a set time frame.
Please provide details of the debt. Rates, amounts, etc. All the best!	The details are: Debt 1: 3,800 at 12.3% Debt 2: 3,100 at 21% Debt 3: 3,800 at 5.9% (I realize this is lower then rate of loan but I am unable to do a balance transfer and I am getting hit with the 21% percent interest rate, getting a loan at 7-9% would save me money over the three years)

Member Payment Dependent Notes Series 664395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664395	$2,000	$2,000	5.79%	1.00%	February 2, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664395. Member loan 664395 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	Root Lab	Debt-to-income ratio:	12.35%
Length of employment:	8 years	Location:	Belton, MO

Home town:
Current & past employers:	Root Lab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,326.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What for?	Im paying for some repairs to my wifes vehicle and also paying some high interest debt. thanks.
Hi. What will you buy with this loan money? This information is critical before I can lend to you. Thank you.	im paying for some repairs to my wifes vehicle and also paying some high interest debt. thanks.

Member Payment Dependent Notes Series 664402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664402	$8,000	$8,000	9.63%	1.00%	February 4, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664402. Member loan 664402 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	MillenWorks	Debt-to-income ratio:	2.79%
Length of employment:	2 years	Location:	Morgan Hill, CA

Home town:
Current & past employers:	MillenWorks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > I've always wanted a Diesel truck to tow my off-road truck to the desert, and for my fishing trips into the sierra nevada mountains. I was approved to buy a '11 F250, but I'm to fiscally responsible to purchase that vehicle, when I will only drive it 5-8k miles a year. Thus a 10-year old truck (in great shape) is the move for me. I build very high-end custom cars for a living, so basic maintenance and repairs are cheaper than a new car payment. I'm asking for a 36 month loan to provide flexibility, and to ensure I have some fiscal security, by keeping liquidity in my savings. Borrower added on 01/30/11 > I'm purchasing a 2001 Dodge Diesel to tow my personal vehicle builds, and take fishing trips into the sierra nevada mountains. I was approved to buy a 2011 F250, but I'm too fiscally responsible to purchase a $45,000 truck which I will only drive 5,000-8,000 miles a year. A clean 10-year old truck is a better choice for someone such as myself. I have a stable job, working as a program manager at a leading automotive engineering research and development firm. My reasoning for wanting a loan vs. paying cash is that I want to keep my security by having liquid assets. This also means if I were to loose my job (something I do not foresee happening anytime soon) I will have enough money in savings to pay back this loan for 7 months without any financial hardship.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	17
Revolving Credit Balance:	$4,811.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the current private party blue book value of the truck?	KBB values the truck at $11,640. Average price they have recently sold for on ebay is $14,799.

Member Payment Dependent Notes Series 664404

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664404	$15,000	$15,000	18.62%	1.00%	February 3, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664404. Member loan 664404 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	The Walt Disney Company	Debt-to-income ratio:	8.30%
Length of employment:	2 years	Location:	Clermont, FL

Home town:
Current & past employers:	The Walt Disney Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,702.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Dear Potential Lender, I am a ride control engineer at The Walt Disney Company. I work on designing systems that enhance the overall performance of our ride attractions (ie. Splash Mountain, Space Mountain et al.) My income is $58,000. I do not think I included my partner's income. He makes $20,000. Our household gross income per month is $4800 (about $78,000 per year). My goal is to have this loan payed off within 18 months. I will accept partial funding, as I will do whatever it takes to get out of this credit card debt. I appreciate your interest. Thank you! (I will also get my income verified as quickly as possible)
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 378. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker loan nears expiration. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Please let me know if my response was received. The website is acting strangely.
Tell us about the debts you will consolidate. What are the balances and interest rates? Will your minimum monthly payment obligations increase or decrease with this loan? How much?	The debts I am consolidating include: Student Loan: 1500 Visa: 2866/3000 24%APR Chase Visa: 2250/2500 27% APR Chase Mastercard: 1798/2000 27% APR Citi Mastercard: 3350/3500 11% APR CareCredit: 600/1000 24% APR Kohls: 800/1000 24% APR Best Buy:1750/1800 24% APR My monthly payments are at $450 before I pay back any principle. I have been paying an additional $300+ to try to eliminate my debt. My total monthly payment will technically increase by about $100.00, but will actually decrease by $200 as I am trying my hardest to get this under control.
Concerned with the big monthly payment you have chosen. Can you list your monthly expenses as well as the debts (amounts) you are carrying? Any additional household income not listed above?	Please let me know if my response was received. The website is acting strangely.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1. The purpose of this loan is to consolidate all my debt. I am paying back almost $700.00 a month in credit cards now. I plan on closing no credit cards with this loan. I am "simply" paying them back the money I owe. 2. I accumulated this debt because student loans do not cover utilities, gas, groceries, or housing (except for dormitories). Since then I have been living life. I have had car problems, and have had a sick chinchilla (small furry rodent) that accumulated vet bills but has since passed on. 3. I am an associate ride control engineer with The Walt Disney Company. 4. I worked at USC (University of South Carolina), as a student assistant in the library, a Calculus I and II tutor, and as a freelance calculus tutor. While doing these jobs, I also worked as the reptile girl at a local pet store. (At one point in time I worked three jobs and was a full time student trying to make ends meet.) I then was able to get an intern job as a sustaining engineer at Disney, and that led me to my salaried position. 5. Itemized monthly expense: a. rent = $825.00 b. electricity = $150.00 - $380.00 c. natural gas = $50.00 - $100.00 d. cable/internet/phone = $150.00 e. gas (vehicle) = $160.00 f. groceries = $250.00 g. other = leftover money to go to credit cards/savings 6. I have pets. Three cats, one chinchilla, and two reptiles. 7. My partner brings $20,000 per year. Yes, he has less than $1000 in debt. Thank you for your interest.

Member Payment Dependent Notes Series 664437

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664437	$9,600	$9,600	11.11%	1.00%	February 8, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664437. Member loan 664437 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,717 / month
Current employer:	CSC	Debt-to-income ratio:	10.50%
Length of employment:	10+ years	Location:	Chalfont, PA

Home town:
Current & past employers:	CSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/11 > This loan is to consolidate my credit card debt. The interest rate on them vary from 14% to 25%. I am current on all the CC's. This loan will save me about $100 a month and the best part is that I will be debt free in 3 years. I will appreciate your funding. Thanks

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	44
Revolving Credit Balance:	$12,349.00	Public Records On File:	0
Revolving Line Utilization:	48.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month?	My wife does work. Her income is appx 27000 /year
What is CSC and what do you do there? Please list amounts and interest rates of accounts to be paid off.	CSC is for Computer Sciences Corporation. I work as a software developer.

Member Payment Dependent Notes Series 664456

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664456	$8,125	$8,125	12.68%	1.00%	February 4, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664456. Member loan 664456 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	United Airlines	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Leesburg, VA

Home town:
Current & past employers:	United Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > I plan to use the funds to consolidate 3 credit cards. The credit cards being paid off are closed. I have a second job to help pay down the debt and will be receiving an increase in salary at my full time job. Borrower added on 02/02/11 > The average APR on the 3 credit cards is 18.0% I am looking to consolidate the 3 credit cards into one monthly payment at a lower interest rate.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	34
Revolving Credit Balance:	$8,895.00	Public Records On File:	0
Revolving Line Utilization:	66.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664532

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664532	$7,800	$7,800	14.91%	1.00%	February 2, 2011	February 13, 2016	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664532. Member loan 664532 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Department of Homeland Security	Debt-to-income ratio:	12.96%
Length of employment:	4 years	Location:	saint clair shores, MI

Home town:
Current & past employers:	Department of Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > Money will be used to make a lump some alimony payment. Borrower added on 01/30/11 > Lump sum alimony payment. Borrower added on 01/30/11 > Average monthly breakdown: Mortgage: 1206 Total credit card payments: 1358 Car/Insurance: 300 Miscellaneous expenses: 300

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,317.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a Customs and Border protection officer (law enforcement). I plan on taking a minimum of 3-4 years to pay this off because I would focus on paying more on my car and mortgage because of the equity in those items. Thanks.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	My mortgage balance is 137,000. I do not have a Home Equity Line on it. Being in Michigan the market value of my home is approximately $45,000. I am not going anywhere anytime soon due to that discrepancy. I have no trouble paying my mortgage. The loan is to pay off an alimony balance rather than have it deducted from my check for the next 6 months. I will take the money I save with the lower monthly payment from the loan and put it toward getting more equity in the house, and like most in this country pray that the housing market picks up soon.

Member Payment Dependent Notes Series 664538

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664538	$8,000	$8,000	10.37%	1.00%	February 7, 2011	February 13, 2016	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664538. Member loan 664538 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	n/a	Debt-to-income ratio:	22.22%
Length of employment:	n/a	Location:	Gainesville, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > These funds will be used by my fiancee and I to plan our wedding. I am a good borrower because I am getting my PhD in biomedical research right now, and I will have high earning potential when my program finishes in 2013. I also have good credit, pay all of my bills on time and have not carried a balance on a credit card, except for promotional programs. My employment is quite stable through 2013, and biomedical scientists are often easily employed once they finish their training. This loan does not play into my monthly budget, but I generally maintain good spending habits with my monthly income.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,400.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. Your profile lists you as earning 2K / month, but with no employer listed. What is your source of income? 2. Monthly living expenses: How much do you currently pay for rent, utilities, car, phone, tuition, etc.? 3. Does your fiancee contribute financially to your living expenses. If so, are they full-time employed, and what is their annual salary?	I am a graduate student receiving a stipend from the University of Florida and the National Institutes of Health. No tuition payments, that is covered by my department. I pay 516 rent, 90 phone, 100 utilities including Internet, 160 for car payment and 80 for car insurance. The rest of my income goes toward daily expenses such as food and gas, and medical bills, of which I have had several more than planned lately, so do not have money to set aside for the wedding as I had originally planned. My fianc??e does not contribute to my finances at this point, and is not going to until we are married.
What is the employment picture like with your fiancee?	She is full-time employed as an elementary school teacher and has been for 3 years. There foes not appear to be much chance of my having to support her in the next several years.
Good luck on your PhD, I'll be done in 2013 too :)	Thank you. I know we'll be done, but graduation is just the beginning.

Member Payment Dependent Notes Series 664561

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664561	$8,050	$8,050	10.00%	1.00%	February 4, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664561. Member loan 664561 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	kelley walker inc	Debt-to-income ratio:	7.83%
Length of employment:	6 years	Location:	brooklyn, NY

Home town:
Current & past employers:	kelley walker inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Please let me pay you instead of Chase and Citibank. I would like to consolidate my credit card debt into 1 monthly payment. I have never defaulted on anything. I have a very secure job and pay my bills EVERY month. Thanks! Borrower added on 02/02/11 > After browsing through lender questions on other borrower's applications I have started the process of verifying my income with LC in case anyone was going to ask. Thanks!

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	48
Revolving Credit Balance:	$8,344.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is KWI and what do you do there?	The name of the company is my employer's name and out of consideration for his privacy I would rather not give too much information. I will tell you that we do design/fabrication work in NYC and I work 40+ hours a week. The company is incorporated and I am on payroll. The company has been growing consistently for the past 10 years and my position is secure. Hope this helps.

Member Payment Dependent Notes Series 664583

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664583	$18,000	$18,000	16.02%	1.00%	February 8, 2011	February 13, 2016	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664583. Member loan 664583 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Fedex Express	Debt-to-income ratio:	5.95%
Length of employment:	6 years	Location:	DULUTH, MN

Home town:
Current & past employers:	Fedex Express
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,995.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker as loan near expiration. Advantageous to accept 70, 80, 90 percent partially funded loan because after 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I work for Fedex Express as a courier/ramp agent. I would like to include my wife in this loan. Our total household income is $85000.00 per year.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Current balance is 238,000. Value at 250.000.
Me again. Thanks gor reply, but you omitted answering last two questions:(3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Not all loans 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial or 100 percent loan APR are identical. Required employment, optional income, verified early helps loan quickly fund. Pace quicker as loan near expiration. Best option is to be felxible. Advantageous to accept 70, 80, 90 percent partially funded loan because after 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.)	We would like the full amount in order to finish our basement.
What improvements are you making? How much do you owe on the house? How much is the house worth? (You can usually find an estimate on zillow.com)	Finish basement
Me again for third, and final, time. Lenders ask you questions but you provide half-way, or no, answers. My still unnanswered question: (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Lender 505570 USMC Reatired.	Full term 5 years sorry for confusion.
I would like to support your loan. Please do not default on us as we are not a big bank that will just get bailed out. Just everyday people looking to help you. Hope it all goes well for you and your loan! - USAF Airmen	We always pay our bills on time. Never have been late on anything. Thanks for your help!
What other major monthly payments do you have? mortgage, car loan, student loan, etc.?	Between my wife and I we have a mortgage payment and one car loan payment!

Member Payment Dependent Notes Series 664592

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664592	$4,200	$4,200	10.74%	1.00%	February 3, 2011	February 13, 2016	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664592. Member loan 664592 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	UMC OF EL PASO	Debt-to-income ratio:	10.77%
Length of employment:	3 years	Location:	Horizon, TX

Home town:
Current & past employers:	UMC OF EL PASO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > . Borrower added on 01/30/11 > .

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	44
Revolving Credit Balance:	$4,604.00	Public Records On File:	0
Revolving Line Utilization:	34.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664618

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664618	$10,000	$10,000	5.79%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664618. Member loan 664618 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Kohls Department Stores	Debt-to-income ratio:	15.12%
Length of employment:	10+ years	Location:	Blue Springs, MO

Home town:
Current & past employers:	Kohls Department Stores
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Paying off 3 cards.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,190.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664637

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664637	$10,000	$10,000	14.91%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664637. Member loan 664637 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Neighborhood Centers	Debt-to-income ratio:	13.72%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Neighborhood Centers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > I plan to pay off higher interest rate credit cards first; I will apply the remainder to my car loan/student loans.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,322.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Neighborhood Centers and where did you work prior to that?	I'm a case manager; I assess and treat individuals with mental, emotional, or substance abuse problems by providing crisis intervention, case management, client advocacy, prevention, and education. Prior to working at Neighborhood Centers Inc., I worked for THIRST Teacher Training as an Instructional Interventionist.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	The purpose of the loan will pay off student loans $9000; and 5 credit card balances $6781; Debt accumulated through educational/career expenses; I'm currently a Case Manager; all previous work experience is in the Education field (Interventionist); monthly expenses $1200+; No kids...I don't have to support anyone financially; there's no one else who brings income into my household.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Student Loans: $9000; APR 6% Credit Cards: $6,781; APRs range (0% to 18.99%). All of the above will be paid off with this loan.
Why would you want to refinance a student loan at 6% APR with a loan at 14%? That's going to cost you a lot more money in the long run. You should only refinance those things which have an interest rate HIGHER than you can get here.	Hi Tyrel H, Thanks for the advice; I plan to pay off higher interest rate credit cards first; I will apply the remainder to my car loan.

Member Payment Dependent Notes Series 664666

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664666	$8,775	$8,775	7.29%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664666. Member loan 664666 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,842 / month
Current employer:	California College of the Arts	Debt-to-income ratio:	11.22%
Length of employment:	4 years	Location:	berkeley, CA

Home town:
Current & past employers:	California College of the Arts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/30/11 > My (amazing) grandmother passed away in the summer of my first year of graduate school. A year after graduating and facing down some sizable school loan repayments, my parents informed me that she had (wisely) decided that if I could graduate and prove myself capable of handling my own loans for a year, there was a pool of money she had set aside to help me pay off the rest. Unfortunately, after two years of living as a student in New York, I had racked up a considerable amount of credit card debt as well. Moving back to California to be close to family cut my post-graduation income prospects considerably, but I considered myself blessed once again to secure a steady job just in time to watch the economy tank, my credit card rates balloon, my credit limit plummet and my bank account balance get hit with inexplicable fees that took hours on the phone to decipher. There's nothing extraordinary about my request for a loan. I'm not funding a triathlon or starting up a small business (yet). I'm just looking to simplify my life, and put some distance between myself and the bank. I know I deserve better treatment than they've given me, and since I'm going to continue to pay off this loan until its gone, one way or another, I'd rather see an individual investor benefit than those guys in Sioux Falls. Many thanks! Borrower added on 01/31/11 > (My apologies to investors from Sioux Falls!)

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,477.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664694

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664694	$6,500	$6,500	6.92%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664694. Member loan 664694 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	self	Debt-to-income ratio:	6.89%
Length of employment:	5 years	Location:	ULYSSES, KS

Home town:
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I am wanting to use this loan to purchase a vehical with a salvage title. the vehical has been fix and it is in excellent condition.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,349.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 664718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664718	$9,600	$9,600	10.00%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664718. Member loan 664718 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Department of Justice	Debt-to-income ratio:	3.78%
Length of employment:	2 years	Location:	ARLINGTON, VA

Home town:
Current & past employers:	Department of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Debt Consolidation to pay off 3 credit cards that I had used to fund college expenses. Borrower added on 02/03/11 > Have a secure job with the federal government with no plans on leaving anytime soon. Using this loan would help free up money and time from having to track and pay multiple cards with higher interest rates. In the end, I am looking to be credit card free.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,570.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you please have your income verified? Thank you.	I sure can. How would you like that verification?
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. Management and Program Analyst 2. No spouse or partner. My gross income is listed. 3. Intend to service the loan for the full period.
Hello, I am interested in contributing to your loan, but I have a couple questions first. 1) What do you do for the Department of Justice? 2) Would you please itemize the debt you would like to consolidate in terms of credit card name, balance, interest rate, and minimum monthly payment? 3) Do you have health insurance? Thank you and good luck!	1. Management and Program Analyst 2. Wells Fargo, Discover, and Macys; combined totals to the full cost of the loan at a slightly higher interest rate than the loan offers. One monthly payment through debt consolidation is my main goal here. 3. Yes
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	1. Wells Fargo - $7483, 15.15% 2. Discover - $1119, 18.99% 3. Macy's - $807, 24.50% 1. I've closed all other forms of credit and will close these cards once the debt is consolidated. Additionally, I am fortunate to have a job that pays well. I am smarter now about where my cash and savings go, and I don't need to use debt.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	No worries. Its just as much of a benefit to me as it is to you. You live you learn, and I learn debt is bad. This is helping me fix that problem.

Member Payment Dependent Notes Series 664737

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664737	$2,600	$2,600	7.66%	1.00%	February 2, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664737. Member loan 664737 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	IBM	Debt-to-income ratio:	1.16%
Length of employment:	10+ years	Location:	underhill, VT

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Greeting's, I think for the most part my credit score speaks for itself. I am planning on purchasing an Infrared Sauna with this personal loan for increased health and wellness. I have just started my 27th year with IBM and probably am looking at another 10-15 since I am only 50 years old. My wife of 19 yrs. is retired and draws SS disability and we budget approx. 2500.00 a month. Thank you....Mike

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,950.00	Public Records On File:	0
Revolving Line Utilization:	97.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664738

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664738	$2,000	$2,000	6.92%	1.00%	February 2, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664738. Member loan 664738 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,525 / month
Current employer:	Amerigas	Debt-to-income ratio:	14.47%
Length of employment:	10+ years	Location:	Pitkin, CO

Home town:
Current & past employers:	Amerigas
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	64
Revolving Credit Balance:	$12,175.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Can you comment on the delinquency 64 months ago? Thank you.	Sorry, that was over 5 years ago. I really can't remember what that was about if it happened at all.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	My wife and I own the house outright with no line of credit. We hold full title. We have lived here 12 years and it appraises for taxes at $340,000.

Member Payment Dependent Notes Series 664740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664740	$7,200	$7,200	10.37%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664740. Member loan 664740 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Kaplan University	Debt-to-income ratio:	8.92%
Length of employment:	2 years	Location:	Tamarac, FL

Home town:
Current & past employers:	Kaplan University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > Tired of having credit cards that rack up a lot of interest, just want one small payment. I currently make about 45,000 dollars per year and I have rent income of about 700 per month. The one delinquency on my credit was actually from HSBC where I contacted them to zero out the balance, and after that they hit me with a $3.12 finance charge, and since by then I had moved, they put me into collections! Gotta love Banks, lol.

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,137.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664751	$5,525	$5,525	14.54%	1.00%	February 3, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664751. Member loan 664751 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	u.s. air force	Debt-to-income ratio:	7.11%
Length of employment:	10+ years	Location:	FORT WALTON BEACH, FL

Home town:
Current & past employers:	u.s. air force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	10
Revolving Credit Balance:	$5,505.00	Public Records On File:	0
Revolving Line Utilization:	65.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 664779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664779	$15,000	$15,000	10.37%	1.00%	February 7, 2011	February 13, 2014	February 13, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664779. Member loan 664779 was requested on January 30, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	North Pacific Dermatology	Debt-to-income ratio:	26.93%
Length of employment:	1 year	Location:	Bothell, WA

Home town:
Current & past employers:	North Pacific Dermatology
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 30, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,355.00	Public Records On File:	0
Revolving Line Utilization:	54.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 664845

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664845	$4,000	$4,000	7.29%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664845. Member loan 664845 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Pabst Brewing Company	Debt-to-income ratio:	6.25%
Length of employment:	< 1 year	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Pabst Brewing Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$782.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the year, make, model, and price of car. Thanks in advance!	2004 Chevy Cavalier, $6500

Member Payment Dependent Notes Series 664886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664886	$12,500	$12,500	11.11%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664886. Member loan 664886 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,508 / month
Current employer:	Pathfinders Travel	Debt-to-income ratio:	19.27%
Length of employment:	10+ years	Location:	Fairfield, CT

Home town:
Current & past employers:	Pathfinders Travel
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Hello. I am trying to find a faster and more organized way to pay off my debt. I am on time and up-to-date with all my creditors, and have been for years. I want to pay my creditors off completely and put the high interest rates behind me. My landlord gets paid on, or before the due date. I have job stability, and have had the same employer for over 20 years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,260.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	3 years, (36 months) at 11.11%. All is credit card debt with balances 2k and below, some with smaller amounts under $500. With all the different due dates, and interest rates varying from 15% to over 20%, I would like to consolidate into just one loan payment. The only other debt I have that I am not looking to consolidate is my car loan, which if the LC loan goes through, I will be able to pay off faster. I have not accured additional debt as I now pay cash for everything I need, so my balances have come down. I would like to just do it in a more organized, and faster way. Thank you for your consideration.
What do you do at Pathfinders? Is there a second income in the home that is not included on your listing? Please list the amounts you pay on your debts. Thanks.	I do admin work including A/P and A/R. I pay between $20 and $100 per card, per month totaling on average $700 per month. I normally pay more than the minimun per card in an effort to pay them down, but recently started with the "pick one and put the bigger payment towards and pay min. on the others until paid off" but I would be able to save a tremendous amount of money per month with everything wrapped up in one loan and have the debt paid off faster. I have no second income. Thank you for your consideration.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	I completely understand and guarantee you it will be paid. I thank you very much.

Member Payment Dependent Notes Series 664914

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664914	$12,000	$12,000	10.00%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664914. Member loan 664914 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Lawnscape LTD	Debt-to-income ratio:	20.98%
Length of employment:	6 years	Location:	STATE COLLEGE, PA

Home town:
Current & past employers:	Lawnscape LTD
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Hello Investors, Thanks for funding or considering funding my Loan request! I am looking to consolidate all my high intrest credit cards and get back on track with my retirement. My career is very secure and I have had no problem paying my current bills just not seeing them diminish with the rates the way they are. With them all consolidated I can make one easy payment with a much better interest rate and get my retirement investments back on track! Thanks, Happy Investing

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	29
Revolving Credit Balance:	$11,915.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial, or 100 pct, loan APR are identical.) Required employment, optional income, verified early helps loan to quickly fund. Pace quicker loan nearer expiration. Best option is to be flexible. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Thanks for your interst. All good questions. I will try to answer them all. I am a college grad in landscaping. I have a great supervisor position in the field I studied. My position and the company is very secure. Duties are to supervise Landscape construction. Annual household gross Income is 49,000. I am single, I want to be more secure before moving into a serious relationship. If the loan is 100% funded I will take advantage of the full 3 yr term. I will accept the loan if it reaches 60% or better. I currently have one credit card that is @ 30.24% and can at least clear that one!! In the case of this loan not reaching 100% funded I will plan to pay it off early. Thanks again for your intest, Happy Investing!!

Member Payment Dependent Notes Series 664941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
664941	$6,000	$6,000	13.06%	1.00%	February 8, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 664941. Member loan 664941 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Saint Joseph's OP Imaging Center	Debt-to-income ratio:	23.31%
Length of employment:	10+ years	Location:	MARIETTA, GA

Home town:
Current & past employers:	Saint Joseph's OP Imaging Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/06/11 > This loan is for pool repair/remodel. My pool is about 20 yrs old and needs an update and a few repairs for the spring. My plan is to have this loan paid in full by Jan 2012. Just wanted my investors to feel more at ease and to know that my payback credit is excellent.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,120.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Saint Joseph's OP Imaging Center?	I'm a Nuclear Medicine Technologist.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I bought the house in 2009 for 269k and owe around 256k. we have made several improvements including a new master bedroom and master bath, so i'm figuring market value is around 255k with current market declines.
What is it you plan on using the requested funds for?	Hello. I'm planning to use the funds to repair my pool. Thanks.
Can you explain why you have Revolving Credit Balance: $60,120.00? Is this CC debt/HLOC? Please list each card that you have, amount owed, apr, and monthy payment that you pay. Thank you	Hello. I know I do owe a lot of cc debt and this is from going thru a divorce and having to take on a lot of stuff from the relationship. Not looking to pay them off with this loan so don't see the importance of listing all that. Dont want to offend you but hope you can see on my credit report that I've never been late and pay above the minimum since I have them on a pay off plan. Trying to rebuild but I have never missed a payment or defaulted on any loan. Thanks

Member Payment Dependent Notes Series 665009

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665009	$5,000	$5,000	10.74%	1.00%	February 7, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665009. Member loan 665009 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	County of Riverside	Debt-to-income ratio:	27.95%
Length of employment:	2 years	Location:	Riverside, CA

Home town:
Current & past employers:	County of Riverside
Education:

This borrower member posted the following loan description, which has not been verified:

This loan may be paid off in 48 months instead of the full 60. Borrower added on 01/31/11 > This loan is for a used (one year old) ATV. I ride professionally in my spare time and refuse to pay double the price for a brand new bike when a one year old, barely ridden vehicle will cost half. I have been riding professionally for 10 years. I am requesting this loan via Lending Club instead of a traditional bank due to the much lower interest rates offered. Borrower added on 02/03/11 > My loan is approved and income verified. Let's get this loan funded quickly so I can start making you guys money!

A credit bureau reported the following information about this borrower member on January 27, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	66
Revolving Credit Balance:	$5,825.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 665015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665015	$4,500	$4,500	13.43%	1.00%	February 2, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665015. Member loan 665015 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,500 / month
Current employer:	Elan Pharma via Bayside Solutions	Debt-to-income ratio:	1.23%
Length of employment:	1 year	Location:	San Francisco, CA

Home town:
Current & past employers:	Elan Pharma via Bayside Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	54
Revolving Credit Balance:	$1,847.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list the Make/Model/Year of the Car. Also if you make 11.5k/month in income why do you need 4.5k for a vehicle?	just don't have that cash on hand. i pay rent, child support, etc. the folks expect that amount relatively quickly. i could save it up in a month or two, but that would take too long.
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1) software developer 2) i am divorced, with one dependent child - income was as previously stated - 11.5K/mo gross (pre-tax, pre-child support) 3) loan will be paid in 2-3 years.

Member Payment Dependent Notes Series 665020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665020	$8,500	$8,500	6.92%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665020. Member loan 665020 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Benfield Lighting Inc.	Debt-to-income ratio:	10.83%
Length of employment:	6 years	Location:	Plainview, NY

Home town:
Current & past employers:	Benfield Lighting Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$764.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 665071

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665071	$8,000	$8,000	5.79%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665071. Member loan 665071 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Pfizer	Debt-to-income ratio:	6.24%
Length of employment:	8 years	Location:	Richland, MI

Home town:
Current & past employers:	Pfizer
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Loan is for new patio installation and landscaping in spring. I have excellent credit history with track record for paying down loans quickly. I have a very secure job and monthly household monthly budget of ~9K. Loan payment will be very small portion of overall budget.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,677.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 665076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665076	$10,000	$10,000	16.40%	1.00%	February 4, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665076. Member loan 665076 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,950 / month
Current employer:	MTA NEW YORK CITY TRANSIT	Debt-to-income ratio:	8.96%
Length of employment:	2 years	Location:	AVENEL, NJ

Home town:
Current & past employers:	MTA NEW YORK CITY TRANSIT
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,987.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 665143

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665143	$7,000	$7,000	7.29%	1.00%	February 7, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665143. Member loan 665143 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Brevard County Medical Examiner	Debt-to-income ratio:	5.88%
Length of employment:	1 year	Location:	Cocoa Beach, FL

Home town:
Current & past employers:	Brevard County Medical Examiner
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/23/11 > After having this cc account in VERY good standing for a number of years at a fixed 6% they aren't even willing to negotiate anything better than their lousy 13.99 variable that I have been paying for over a year now. I just want to pay off this debt at reasonable cost and move on.

A credit bureau reported the following information about this borrower member on January 23, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,399.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665160

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665160	$4,000	$4,000	14.17%	1.00%	February 2, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665160. Member loan 665160 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Cabbyshack	Debt-to-income ratio:	21.32%
Length of employment:	8 years	Location:	Centerville, MA

Home town:
Current & past employers:	Cabbyshack
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	50
Revolving Credit Balance:	$13,448.00	Public Records On File:	1
Revolving Line Utilization:	83.00%	Months Since Last Record:	58
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 665169

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665169	$10,000	$10,000	5.79%	1.00%	February 8, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665169. Member loan 665169 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	United States Department of Agriculture	Debt-to-income ratio:	18.98%
Length of employment:	10+ years	Location:	Montgomery, AL

Home town:
Current & past employers:	United States Department of Agriculture
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I have no idea what delinquency you are referring to. I am a permanant full time food inspector for the USDA, not subject to seasonal request. All credit card debt will be consolidated, please see credit report. Car payments are not included in this consolidated loan request.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	29
Revolving Credit Balance:	$9,274.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665200	$4,000	$4,000	15.65%	1.00%	February 7, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665200. Member loan 665200 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Casa De Manana	Debt-to-income ratio:	15.02%
Length of employment:	< 1 year	Location:	Chula Vista, CA

Home town:
Current & past employers:	Casa De Manana
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	24
Revolving Credit Balance:	$10,355.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665245

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665245	$8,000	$8,000	5.42%	1.00%	February 4, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665245. Member loan 665245 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	city of lancaster	Debt-to-income ratio:	11.27%
Length of employment:	6 years	Location:	LANCASTER, TX

Home town:
Current & past employers:	city of lancaster
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > major purchase Borrower added on 01/31/11 > major purchase

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,326.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. What specifically will you buy with this loan? Thank you.	A motorcycle

Member Payment Dependent Notes Series 665251

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665251	$16,000	$16,000	14.91%	1.00%	February 8, 2011	February 14, 2016	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665251. Member loan 665251 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Government Acquisitions	Debt-to-income ratio:	8.22%
Length of employment:	10+ years	Location:	cincinnati, OH

Home town:
Current & past employers:	Government Acquisitions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Will use this money to pay off my truck and all but one credit card. I recently got custody of my 13 year old and will not let any investor down as I also plan to invest here as soon as possible. I get good commission checks every quarter and plan on paying down as fast as possible. This will free up a lot of capitol for me so I will pay extra every month plus larger payments by quarter. I appreciate your consideration, this will help me breathe easier. Borrower added on 02/03/11 > gotten a few requests on my plans with the money (what balances, %, etc) so i've posted them here: CC1 $3800 19.99% i pay 150 (min is $64) CC2 $3800 9.99% i pay 100 (min is $38) CC3 $2300 16.99% i pay 100 (min is $49) Truck $4200 9.99% i pay 300 (min is $289) remaining balance will be used for a smaller card with $1400 or so remaining. I'm doing this to free up my monthly bills and plan on closing all but 2 of my accounts which will be kept for emergency. thanks for your consideration

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	72
Revolving Credit Balance:	$10,286.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is current employer "Government Acquisitions"? (i.e., government employer or private employer?) and What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 398. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, if loan is 60 pct plus funded, will you accept partial loan? (Partial, or 100 pct, loan APR are identical.) Required employment, optional income, verified early helps loan to quickly fund. Pace quicker loan nearer expiration. Best option is to be flexible. If debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on-time payments, you are automatically eligible to relist loan's unfunded $ amount or list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1 - We are a privately held company selling IT equipment to the Federal Govt. I am in Sales for 10 years in Mar. 2- My income only. Her salary is $50K plus bonus if certain standards are hit, potential extra $18k 3-Short term, i'm shooting for 2 years or less, depending on commission 4-Im asking for full funding, but will possibly accept less if i can pay off cards. thank you for your consideration. i'm 12 year Army veteran myself
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. balance is at $90k, that is my only loan (not sure what HELOC is 2. VA appraised my home 3 years ago @ $135k but that was before the 'crash'...Zillow shows approx $90k because that is what i bought it for I appreciate your consideration
Please tell us about the debts you will consolidate. What are the balances and interest rates? Will your minimum monthly payment requirements increase or decrease? How much?	I plan on paying off my truck (4K) which will almost pay for this loan, the other cards have varying balances from $1400 to $3K, this loan will pay off all but a $1900 closed acct that i don't pay interest on. Interest rates run from 0-19%, this loan will make it easier on me month to month and i certainly intend on paying extra monthly and qtrly bulk payments. thanks for your consideration
HI, I'm interested in funding your loan, but I have a few questions first. 1) How much do you owe on your home? Mortgage Helocs 2) How much is your home CURRENTLY worth? Use zillow.com for a free estimate. 3) Briefly, what do you do for Government Acquisitions? 4) Since this is a debt consolidation loan, could you please list your debts, interest rates, and the amount you pay every month? For instance: CC1 $2000 balance, 23.9% APR, $200/month. I apologize in advance for the number of questions, but Lending Club is supposed to be cheaper for borrowers, not easier. We only see 14 metrics from your credit report (DTI, Credit score, info about credit lines, RCB, Payment history, etc.) and some basic information about you (location, salary, employer, rent/mortgage, etc.). Most lenders have very strict standards regarding who we lend to, your answers to these questions, will help us decide whether to fund your loan or not. There are hundreds of people on lending club looking for funding and some will go home empty handed. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	LL, i'm pretty sure i answered you earlier. please let me know if not and i'll write it out again. thanks for your consideration
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	I owe $90k (approx). Market value is around $120k, i find that zillow is off quite often honestly but you are welcome to use my address and check on any site you feel is appropriate. When purchased 3 years ago the VA appraised my house @135K
Please list balances, APRs, and monthly payments for each debt you intend to pay off with this loan. (for example, CC#1 $5000 16.99% $160/mo) Thanks!	CC1 $3800 19.99% i pay 150 (min is $64) CC2 $3800 9.99% i pay 100 (min is $38) CC3 $2300 16.99% i pay 100 (min is $49) Truck $4200 9.99% i pay 300 (min is $289) remaining balance will be used for a smaller card with $1400 or so remaining. I'm doing this to free up my monthly bills and plan on closing all but 2 of my accounts which will be kept for emergency. thanks for your consideration
why would you close out your accounts that you are only paying 9.99% when your new loan with Lending Club is at 14.91%. Seems like you should be just borrowing to pay off the ones that are higher than the new loan level. thanks	it frees up the capitol i am paying out. i can pay more on this loan if i eliminate most of my other bills. it's a matter of having one payment instead of 5 is all
Could you please verify your income with LendingClub? Thank you in advance.	I sent in two months of check stubs and listed my CFO to LendingClub for employment verification. I'm not sure if you are asking me to post my yearly income here, if so, please respond. thanks for your interest

Member Payment Dependent Notes Series 665294

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665294	$9,000	$9,000	5.79%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665294. Member loan 665294 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,208 / month
Current employer:	Stainless Sales Corporation	Debt-to-income ratio:	9.68%
Length of employment:	2 years	Location:	Oswego, IL

Home town:
Current & past employers:	Stainless Sales Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > We want to buy a 2000 Ford Excursion 7.3L with 161,000 miles on it. We are getting it for a great price ($13,500) and putting about $5000 of our savings in to the vehicle. We need funding by Friday, 2/4/10 or someone else will get this 1 owner vehicle. Please help! Borrower added on 01/31/11 > We want to buy a 2000 Ford Excursion for our growing family. We found a 1-owner vehicle at a great price and we are putting $5000 of our savings into buying it. We need this loan for the balance. We've never defaulted on a loan. This is the vehicle that we've been searching for for the last 3 months. Please help us fund it by friday, 2/4/10 when we see it. There are others around the country who want to buy it, but the seller is holding off due to the big snow storm. This is our chance to get funding and your chance to make some money! Thanks! Rose of Sharon

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665330

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665330	$7,875	$7,875	14.91%	1.00%	February 4, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665330. Member loan 665330 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	St James Mercy Hospital	Debt-to-income ratio:	24.60%
Length of employment:	< 1 year	Location:	CAMPBELL, NY

Home town:
Current & past employers:	St James Mercy Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > Looking to consolidate credit cards and reduce debt.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	47
Revolving Credit Balance:	$3,330.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested helping to fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi. I am a Social worker for the vent and rehab unit at St, James Hospital. I assist rehab patients with the admission process, assure that their needs are being met, facilitate care conferences on their behalf as well as set up needed services at the time of discharge. My reported gross income was mine alone. I did not include my child support which is $10,296.00 annualy. My partner's salary is $74,000 annualy. I plan to service this loan for 2-3 years. I hope this answers your questions and thank you for your interest.
Please list what debts -- cards/lenders, balances, AND interest rates - you will be consolidating with this loan.	I have two credit cards I plan to pay off with this loan. The first is a discover card with a balance of $5,253.00 The interest rate is 21.87% the second is a Juniper credit card with a balance of $2,442.00 with a interest rate of 29.24%

Member Payment Dependent Notes Series 665359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665359	$1,500	$1,500	9.63%	1.00%	February 4, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665359. Member loan 665359 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,725 / month
Current employer:	US Foodservice	Debt-to-income ratio:	16.98%
Length of employment:	6 years	Location:	LAVEEN, AZ

Home town:
Current & past employers:	US Foodservice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	21
Revolving Credit Balance:	$30,626.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
With an income of over $90k per year please explain why you need to borrow $1500.	I have a bonus that will be paid out on March 10 for an amount of roughly 30% of annual income. The vast majority of this will be used to eliminate debt. However, I have a need for some additional liquidity in the meantime.
Thanks for your answer. As you probably know, lending club charges investors one percent for all payments collected. Thus, your loan if outstanding for only one month at a fee of one percent would in effect cost us 12 percent annualized. With a stated interest rate of less than 10 percent your loan would be a net money loser for investors.	I fully understand and appreciate your concern. To be honest I had not read all of the details from the 'investor' side. However, I found the concept of the site's investment approach to be very interesting. To address your concern, my anticipated bonus will be used to pay off some outstanding credit card debt. The avg interest rate for those is about 14.9%, so while I cannot guarantee that I would not pay off the loan prior to the full 3 years, however, rest assured that it will be paid off 'after' the other accounts that I am looking to pay off with next month's bonus.

Member Payment Dependent Notes Series 665402

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665402	$1,000	$1,000	13.06%	1.00%	February 2, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665402. Member loan 665402 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	Bank of America	Debt-to-income ratio:	18.79%
Length of employment:	2 years	Location:	Salisbury, NC

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 01/31/11 > In need of this loan to finish our baby's room.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,503.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 665470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665470	$8,400	$8,400	11.11%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665470. Member loan 665470 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	APM Terminals NA	Debt-to-income ratio:	13.04%
Length of employment:	4 years	Location:	Charlotte, NC

Home town:
Current & past employers:	APM Terminals NA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I plan to use the funds towards paying off my credit card debt, along with making a few needed home improvements. Our budget looks very well and with the help of this loan will bring us on track to start planning for a child in the near future. I have held my job with my current company for 4 years and three months ago received a promotion to Operations Manager. This loan helps in reducing interest cost on the credit card that would otherwise have to be paid. Also, this will reduce our payments to credit cards which will allow to put more money in savings.

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,498.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I've already invested some in your note. Considering more. 1. Please identify the credit cards you will pay off, along with the balances and interest rates associated with them. The Lending Tree report says you have 5 open lines of credit. 2. Please also identify the home improvements (with costs) you anticipate with this note. 3. What is outlook for next three years for you at APM Terminals?	1. Discover - $4400 22% Visa - $3600 26% The other 3 are through companies - Home Depot, Laz-y-Boy, Reeds Jeweler and all are paid or will be paid to current status. 2. We are updating 2 bathrooms. One will be getting textured walls and paint = $150. The other bathroom will have a new vanity and nickel brass accessories = $250. 3. Since joining APM 4 years ago, I have been promoted twice from Terminal Specialist to Terminal Support Analyst. More recently from Analyst to Terminal Operations Assistant Manager. We have 9 terminals throughout North America and 55 worldwide with boundless opportunities. I see myself in a Managers roll for our Yard, Vessel or Gate operations at a Terminal location.
What is your current mortgage balance, interest rate, and years remaining on mortgage?	Balance - $144,000 5.25% 28 years remaining. Home Value - $152,500

Member Payment Dependent Notes Series 665482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665482	$13,000	$13,000	10.00%	1.00%	February 7, 2011	February 14, 2014	February 14, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665482. Member loan 665482 was requested on January 31, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	10.53%
Length of employment:	2 years	Location:	Laguna Hills, CA

Home town:
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on January 31, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,237.00	Public Records On File:	0
Revolving Line Utilization:	85.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi Couple of questions:- 1. ) Please list all your open (used or not used) credit lines / credit-cards, APRs', outstanding balances, monthly payments for each, durations and please highlight the ones that would be paid off with this loan. 2.) Please list your take home pay, savings, all your households' expenses including mortage/rent, home-insurance, health-insurance payments, medication expenses & if any tax liens, alimony & child-care expenses? 3.) Please describe position & what you do at your present job ?	I plan on paying off two CreditCards #1 Chase cc balance of $4600. APR 21%, $155 min monthly due. Chase dropped my limit from $9000 to $5000. several months back because apparently I wasn't using it enough. So I want to say thank you to them (sarcastically) by paying them out. ;) #2 Schools First FCU cc, balance of $8600. APR 16.5%, interest rate @ 11.5%. $173 min monthly due. Limit is $8800. Last year I was charged $855 in finance charges from my own bank because the balance is above 50%. Take home pay $3700 a month. $800 in savings, $2500 in checking. Monthly expenditures equal to around $1700, including rent, car payment, medication, mortgage payment, cell monthly, life insurance payments, no kids, never married, 2 dogs. By trade I am a Boiler Operator courtesy of the US Navy. I have been working for Kaiser Permanente for 2 yrs and 5 months. I operate the hospitals Central Plant as well as do general maint... ie plumbing, ac, electrical, etc. Prior to Kaiser, I worked @ Saddleback Hospital for 6.5 yrs @ the same capacity. Kaiser offered better pay, as well as benefits, which is why I changed companies/hospitals. I hope this helps. Any other questions feel free to ask. Thank you for your consideration and time. Joe
Hi borrower. I'm interested to help fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (2) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello prospective/hopeful lender, 1. I have never been married, no children other than 2 dogs. Gross monthly income is $2700 2. I do plan on making regular payments of $450 to $500 to pay this off asap. Hopefully within 2 yrs. 3. I'm ex-Navy, please don't count that against me Sir. I'm not the best saver in the world, but I always pay off my loans. Thank you for your consideration and time.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Hello! No, nothing has occurred. I could systematically pay both of these credit cards off over the next 3-4 years. I have low rent as I live with my parents, and plan to live here for a while. This is personal. Me vs Chase, and my own bank Schools First FCU. Chase dropped my credit limit without informing me. My own Credit Union charged me $900 last year in finance charges. For what? So they can dip their hands in my pocket... again? I'd rather pay back my peers.... If possible. Thank you for your time and consideration.
In one answer you said your bring home pay was $3,700 a month but then on a second answer, you said $2,700. Can you clarify the discrepancy?	Yes, I apologize for the confusion. $3700 is my monthly net income. The $2700 is my gross pay every two weeks. My avg. monthly gross income is $5400. Hope this helps.... Thank you!

Member Payment Dependent Notes Series 665497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665497	$3,500	$3,500	15.28%	1.00%	February 4, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665497. Member loan 665497 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	United States Navy	Debt-to-income ratio:	24.49%
Length of employment:	10+ years	Location:	GLEN BURNIE, MD

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	17
Revolving Credit Balance:	$40,574.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
U S Navy: Rank? Pay Grade? Enlisted ETS? and How long in YEARS do you intend to service (keep active) this loan: Full term- 3 years? 2-3 years? 1-2 years? Less than 1 year?	Hello, I'm a Chief Petty Officer (E-7) with 14 years of service. My current EAOS is October 2014, and I do intend to reenlist and finish my 20 at a minimum. My intention is to have this loan open ~ 2years. I use Powerpay.org to manage my debts and depending on whether I attack them from smallest to largest balance, or highest to lowest interest can affect the time they are paid off in. Thank you for your question and interest in my loan request.
Would you mind itemizing your revolving credit balance of $40,574.00?	No problem, USAA CC/$9032/15.9% Dell CC/$2660/16.24% Stardcard/$8243/9.99% NFCU CC/18180/17.90% BBY CC/2383/20.99%

Member Payment Dependent Notes Series 665503

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665503	$4,200	$4,200	7.29%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665503. Member loan 665503 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	The Capital Group	Debt-to-income ratio:	4.14%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	The Capital Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > I will be buying a second car at auction through my friend with a dealer's license. I was recently married and gifted my other car, which is completely paid for, to my wife. In my 10 year credit history I have never missed a payment. My monthly, pre-tax salary is $5167. I also get two annual bonuses, one in April and one in June, which add up to a minimum of 2.5 months salary. My job is stable. I work for one of the largest investment management firms in the world. We cut about 20% of our workforce in 08'-09', the only time in our 75 + year history we have ever had company wide layoffs. We are a private firm, and don't have to worry about maximizing shareholder value. I was promoted last year and received a 30% raise. I have now been with the firm for 3 years. We are operating at full capacity, so there should not be any unexpected layoffs. Borrower added on 02/01/11 > I recently reduced my rent from $1000/month to $500/month. My other monthly liabilities are food/gas/insurance ($500/month), cell phone ($100/month) and a private sutdent loan with my father that has a minimum payment of $300/month. I am currently prepaying this loan at a rate of $800/month. The only reason I am seeking this loan instead of paying cash is due to my marriage at the end of December and the associated costs of marriage. I never realized how expensive marriage is. It has however shifted my tax liability and I will be getting an estimated tax return of $3400 this year (net of filing/processing fees @ H&R Block). Hopefully this provides a good snapshot of my credit worthiness.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,519.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665552	$22,500	$22,500	18.99%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665552. Member loan 665552 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,321 / month
Current employer:	Empire Education Group	Debt-to-income ratio:	17.48%
Length of employment:	2 years	Location:	orwigsburg, PA

Home town:
Current & past employers:	Empire Education Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,030.00	Public Records On File:	1
Revolving Line Utilization:	79.80%	Months Since Last Record:	95
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Empire Education Group and where did you work prior to that?	I coordinate tasks that are required to open our new locations successfully. In general, I am a project manager. Before I started at Empire, I ran daily operations for a small company.
Hi borrower. I'm interested to help fund your loan. My questions are: (1) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 376. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. If a debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you are automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	(1) no, I am single (2) gross income is as stated in application (3) I can pay this off in 18 mos, I can afford to pay more per month if I can consolidate debts into one (4) I will accept a partial loan if 60% or more funded. thanks for the helpful info.
What are the 2 inquires in the last 6 months?	I'm not clear on what you are asking about. if it refers to credit report data, it could be for anything, my employer periodically collects credit report info. I recently opened an investment account. additionally I have set up a new bank account. I will provide any specific info that you request. thanks for asking.
Credit report indicates a public record 95 months ago. Was this bankruptcy, tax lien, or some other court judgement? Thanks.	I had a business that went under. My business partner and I bankrupted the company.
Please tell us about the Public Record 95 months ago? Thanks	I had a business that went under in 2002. My business partner and I paid most of our debt back to creditors, but we had to bankrupt the company and cancel the debt to those who would not work out a settlement with us.

Member Payment Dependent Notes Series 665607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665607	$15,000	$15,000	19.74%	1.00%	February 3, 2011	February 15, 2016	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665607. Member loan 665607 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,708 / month
Current employer:	CitiCorp.	Debt-to-income ratio:	7.85%
Length of employment:	4 years	Location:	New York, NY

Home town:
Current & past employers:	CitiCorp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > Need to redecorate my home. I would like to get a bedroom and dining room set. I have had good things about this lending institution, I am looking forward to doing business with you.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,626.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your position at CitiCorp.?	I am the Assistant Vice President For Citibank Private Equity Services And Also Private Equity Funds.
Are you hoping or planning to buy a home in the foreseeable future?	No I am not planning on buying a home in the foeseeable future.
What is your position with CitiCorp?	I Am The Assistant Vice President For Citibank Private Equity Services And Also Private Equity Funds.
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	I have already called the number listed above to verify my income when I started the process, they told me that they will email me soon what is needed and where to send it. I have my W-2 and paystubs in hand to send in now, I don't know why I need to wait to receive an email. I guess that is the process and I will send it as soon as they are ready for me to.
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 376. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is be flexible to accept 70, 80, 90 percent partially funded loan because after 6-months on time payments, you are automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1) I am the Assistant Vice President For Citibank Private Equity Services And Also Private Equity Funds. 2) No that is just my income. I do not want to include my spouse in this loan, although his income is double what mine is and he pays most of the bills. 3) I believe I will take the full term to payback the loan, however being the loan has no prepayment penalty I may pay it off sooner. That is great information that you provided me above in regards to the APR and accepting funding if the loan is not fully funded. Best wishes to you as well.
Did you hear about us from a colleague in your emerging markets division?	No unfortunatly I did not. I had heard alot of good things about peer to peer lending over the past couple of years and figured it was worth a chance to try it for myself.

Member Payment Dependent Notes Series 665665

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665665	$6,000	$6,000	7.66%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665665. Member loan 665665 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,296 / month
Current employer:	Duke University	Debt-to-income ratio:	13.88%
Length of employment:	6 years	Location:	Durham, NC

Home town:
Current & past employers:	Duke University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > This is to pay off 3 credit cards, all of which have APRs greater than 20%. I'm trying to get my finances back under control so that I can start putting my money toward my own goals, rather than those of the credit sharks that took me in when I was younger. Thank you very much for your help! Borrower added on 02/01/11 > I've been with Duke University for over 6 years, so I have a very stable job that I love, and I've lived in the same apartment -- less than a block away from my office! -- for nearly 3 years. I'm currently paying about $350 per month toward the accounts I'd like to pay off and close out, so this would be a *radical* reduction in my monthly credit card bills. I've got a couple other lines of credit that I'm going to continue paying down on my own, as the APRs on those are less atrocious and the balances are lower; having the high-rate accounts paid off with the LendingClub loan will make that process faster as well, causing the whole thing to snowball until I'm back to being debt-free. Heck, at that point I might invest in LendingClub myself! Thank you again for your time and support!

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,570.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665693

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665693	$6,400	$6,400	16.40%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665693. Member loan 665693 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Prestige Installations, Inc	Debt-to-income ratio:	6.53%
Length of employment:	6 years	Location:	Midway City, CA

Home town:
Current & past employers:	Prestige Installations, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,862.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each CC balance, interest rate, and the amount you pay each month.	Orchard bank- 26% owe 2300, pay about $60 per month The Gap- 24% owe $500 pay about $40 per month Chase- about to adjust to 24% owe $2000, currently pay $100 per month Amex- 15.9% owe $1500, pay about $60 per month, may or may not pay AMEX off...
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	Listed my credit card debts, my only other debt is my car payment which is $6000 at 5.8% interest, and I pay $200 per month, and then my rent is $1600 per month. My job is very stable, I am part owner in the company, and we are the only company in the area that specializes in out service...
Please tell us about the debts you will consolidate. What are the balances and interest rates? Will your monthly minimum payment obligations increase or decrease? How much?	I listed my debts, I am hoping to reduce my interest rate in order to pay them off sooner. Once the cards are paid they will be cut up...

Member Payment Dependent Notes Series 665722

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665722	$10,000	$10,000	10.37%	1.00%	February 8, 2011	February 15, 2016	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665722. Member loan 665722 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,448 / month
Current employer:	n/a	Debt-to-income ratio:	16.21%
Length of employment:	n/a	Location:	Ely, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,242.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your source of income? Thanks!	Type your answer here. I retired from the Air Force after 20 years in 1986. I retired from Bishop Gorman High School in Las Vegas after 20 1/2 years July 2009. I started drawing my Social Security Aug 2009. My wife is also on Social Security.
Hi borrower. I'm interested to help finance your loan. My questions are: (1) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 5-yrs? Or Short term: (Approximate NUMBER years): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. To tell you the truth I will pay the loan off in 3-4 years.

Member Payment Dependent Notes Series 665781

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665781	$8,000	$8,000	5.42%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665781. Member loan 665781 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	canvas systems	Debt-to-income ratio:	5.17%
Length of employment:	6 years	Location:	buford, GA

Home town:
Current & past employers:	canvas systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,794.00	Public Records On File:	0
Revolving Line Utilization:	8.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 665826

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665826	$14,400	$14,400	12.68%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665826. Member loan 665826 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Parco Holdings, LP	Debt-to-income ratio:	17.18%
Length of employment:	4 years	Location:	Clovis, CA

Home town:
Current & past employers:	Parco Holdings, LP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > My CC rates were jacked to 19.24%. I have never been late or missed a payment in 9 years. I am an excellent risk and have a very stable job with a company that will double in size over the next 3 years

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,963.00	Public Records On File:	0
Revolving Line Utilization:	84.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Thank you for your question. I intend to pay off and close my Wells Fargo Credit Card (even if the loan is not fully funded): Bal $6400 APR 19.24% - I have been using this card to pay my health care premiums and can't ever seem to get ahead before the next one is due. I am now getting a $500 monthly contribution from work and after I close the account will have the premiums withdrawn directly from my bank account. I will also pay off my Target Card: Bal $1800 APR 19.24% I already closed this account when they tried to raise my rate to 23%. Whatever remaining amount will go towards reducing the balance on my Bank of America Visa Bal: $13,500 APR 11.24% I also have an American Express Card with charges that have to be paid off in full monthly. I mainly use this for reimbursed business expenses.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Thanks, great question! Over the past year and a half I have been on a serious mission to reduce all unecessary expenses and avoid accruing further debt. I became self insured and increased my deductible to lower my premiums by $250 per month. In addition, I negotiated a generous company contribution towards my premium costs. I eliminated my cable bill by purchasing an HD antenna system. I cook and eat at home 100% of the time and have reduced my food & entertainment bill by 50%. I purchased my car insurance through costco & fill up with gas there saving an additonal $50 per month. I also moved to a smaller home saving $100 per month. I am very serious about getting out and staying out of debt. Some of my debt is economic (bank rates), some is medical & some is of my own doing, but I am not looking back, only determined to not repeat the past. Thanks again for your question and have a great day!

Member Payment Dependent Notes Series 665844

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665844	$5,500	$5,500	13.43%	1.00%	February 7, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665844. Member loan 665844 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	E&R cleaners .inc	Debt-to-income ratio:	22.48%
Length of employment:	4 years	Location:	manchester, NH

Home town:
Current & past employers:	E&R cleaners .inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > pay off credit cards! Borrower added on 02/03/11 > this a great idea, to help people that really need it thank you

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,518.00	Public Records On File:	0
Revolving Line Utilization:	67.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	mortgage $106,000.00 not realy sure with this market? i hope it is about $100,000.00 IN 2005 it was valued at $117,000.00 very hard to say now
Any additional household income not listed above?	yes my wife works full time for Rite Aide
-What is E&R cleaners, Inc, and what do you do there? Thanks.	we do laundry and dry cleaning for prep schools and college, on the east coast. i am the manager for the dry cleaning dept. i have 25 years in drycleaning

Member Payment Dependent Notes Series 665860

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665860	$4,800	$4,800	9.63%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665860. Member loan 665860 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,675 / month
Current employer:	Moreno ent	Debt-to-income ratio:	19.73%
Length of employment:	6 years	Location:	LYNDHURST, NJ

Home town:
Current & past employers:	Moreno ent
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I will be using the money to pay off 3 higher interest credit cards. I would like to pay off household bank $456.72, currently paying 12.9%. I have a visa balance of $776.73, currently paying 22.99%, and a second MasterCard balance of $3574.90, with a current interest rate of 24.99%. Thank You.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	40
Revolving Credit Balance:	$1,212.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	MasterCard - balance $ 3,574.90 - 24.99% Household bank MasterCard -$456.72- 12.9% Visa- $776.73- 22.99%
Could you please explain the debt you are going to consolidate since the credit card balance seems to be only $1200, where will rest of the $3600 go?	I owe three credit cards: visa $776.73/ 22.99% mc- $3,574.90/24.99%, and household bank mc- $456.72/12.9%

Member Payment Dependent Notes Series 665941

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665941	$5,000	$5,000	13.06%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665941. Member loan 665941 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,000 / month
Current employer:	anlex consulant inc	Debt-to-income ratio:	12.44%
Length of employment:	4 years	Location:	farmingville, NY

Home town:
Current & past employers:	anlex consulant inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	41	Months Since Last Delinquency:	12
Revolving Credit Balance:	$23,789.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for anlex consulant inc?	owner!!! This is my small business. I thought i was dealing with a bank.

Member Payment Dependent Notes Series 665951

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
665951	$15,000	$15,000	17.88%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 665951. Member loan 665951 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	CA Technologies	Debt-to-income ratio:	10.10%
Length of employment:	2 years	Location:	Dublin, OH

Home town:
Current & past employers:	CA Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > My fiance and I are getting married in July and needed a loan to help support our wedding. We are paying for this 100% by ourselves and needed the extra support.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,466.00	Public Records On File:	0
Revolving Line Utilization:	85.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is current employer? and What is your position (brief job description) with employer? (2) Is fiancee's income included in your reported Gross Income Per Month? If not included, what is your future household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 376. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. More advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hello, Here are my answers to your questions: 1) My current employer is CA, Inc., I am an Account Manager selling enterprise IT solutions to fortune 1000 companies. 2) My fiance's income is not included in the gross amt listed - he makes around $60K/year and will be supporting me in our monthly payments for this loan since it's for our wedding. 3) Length of Loan: Would like for this to be a short term loan, paying off within the first 1.5 years with my sales commission. 4) I will accept partial loan, ultimately I'd prefer for 100% funded as we need the full amount. But I am open to be flexible as needed. I hope this fully answers your questions! Sincerely, Crystal
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hello, My mortgage balance is $147,198, i have one equity line of credit for $7K. Market value on our home is $162,200. Hope this helps! Sincerely, Crystal
What are your plans for the debt you are carrying? Is your fiance bringing debt into the marriage?	I just received a promotion at my job, and make enough money to support the monthly payment. My fiance isn't bringing any debt into the marriage. Sincerely, Crystal
Your loan will attract many more investors if you verify your income with Lending Club. You can contact Lending Club by phone 866 754-4094, email: support@lendingclub.com. 8am-5pm Monday-Friday. Some LC loan agents/ credit review staff members will tell you that you don't need to verify your income. Sometimes you might need to hint to the credit review staff member that you WANT to verify your income. If you do verify your income (usually means sending LC pay stubs, w2, etc.) It is a fact that most loans will receive funding much faster and have a much better chance of 100% funding. Thank you!	Hello, I apologize, I thought my income was listed on my profile - My compensation package is $160K....I put $140K as it's more realistic. My base is 80K, and my commission is 80K.
Please VERIFY your income with LC, as of right now your income is listed but not VERIFIED. Thank you!	Hello, I received the notice from Lending Club Wednesday evening and faxed over my documentation and employer's contact information today. They are in the process of verifying my income/employment and should have it submitted shortly. Thank you.
Hi Crystal, I don't have any questions. Just wanted to say that I will be helping fund your loan and wanted to wish you and you fiance health and happiness in your lives together! Steve	Hello, Thank you very much for your help and everyone else's help! We are very grateful, and are very excited for our wedding and to spend the rest of our lives together!

Member Payment Dependent Notes Series 666026

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666026	$2,000	$2,000	10.37%	1.00%	February 8, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666026. Member loan 666026 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,406 / month
Current employer:	Fasteners Incorporated	Debt-to-income ratio:	3.53%
Length of employment:	7 years	Location:	UTICA, MI

Home town:
Current & past employers:	Fasteners Incorporated
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I am going to use this loan to purchase a car. I am a good borrower because I always pay my bills on time and almost always pay more than the minimum payment. I am also a financially responsible individual who lives well within his means. My monthly budget is $1,900. My job is about as stable as it gets. I have been employed there for 7 years and 2 months ago I received a 5% wage increase, a bonus, and have 7 hours of overtime permanently worked into my weekly schedule. Borrower added on 02/03/11 > I will be using the loan to purchase a car. I am a good borrower because I always pay my bills on time and I almost always pay more than the minimum amount every month. I also live well within my means. My current monthly budget is $1,900. My job is as stable as it gets. Two months ago I received a 5% wage increase, a bonus, and I have 7 hours of overtime permanently worked into my weekly schedule.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,421.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 666036

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666036	$7,200	$7,200	15.65%	1.00%	February 4, 2011	February 15, 2016	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666036. Member loan 666036 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,040 / month
Current employer:	Accurate Cabling Inc	Debt-to-income ratio:	10.53%
Length of employment:	3 years	Location:	SEDRO WOOLLEY, WA

Home town:
Current & past employers:	Accurate Cabling Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I am a communications technician. I plan on using these funds to consolidate my debt into one loan and pay it off as fast as I am able. I am a good borrower by virtue of the fact that I have good credit, am responsible with my money, and have NEVER missed a payment on anything. My job is a contract job for at least the next five years, so it is very stable. My monthly budget will allow me to make the minimum payment and a bit more each month depending on other expenses. I have canceled all of my other credit accounts and just need this loan to get myself financially back on track, and I thank you for considering an investment in me. I will work very hard to justify it. God bless. :)

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,228.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Accurate Cabling Inc and where did you work before that?	I am a telecommunications technician. We maintain the US Navy's communication networks all over Washington state. We have a contract with the Navy so my job is good for at least five years. Before I was hired here, I worked at an Office Max as a Technology Specialist.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	BECU Credit Line - $2460 Best Buy Credit Line - $1700 Newegg.com Credit Line - $1900 AMEX card - $700 If my loan is funded, I will be canceling all of these so I do not use them. I will keep one cardfor emergencies, and I will workhard to make sure that your faith in me is warranted. I have never missed a payment in my life and will hopefully get you all your money back early. :)

Member Payment Dependent Notes Series 666052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666052	$8,000	$8,000	6.92%	1.00%	February 8, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666052. Member loan 666052 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Hurricane Engineering	Debt-to-income ratio:	8.01%
Length of employment:	3 years	Location:	Houston, TX

Home town:
Current & past employers:	Hurricane Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > I'm making a purchase of certain assets to build wealth.

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,831.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Hurricane Engineering and where did you work prior to that?	I started out as the bookeeper and it has turned into more of a financial manager position. I was in college prior to this job but held several jobs throughout college.
Does your loan repayment depend on the positive outcome of this wealth building activity?	No, I have the payments well within my budget. This investment strategy is long term as well.

Member Payment Dependent Notes Series 666097

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666097	$10,000	$10,000	15.65%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666097. Member loan 666097 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Market Resource Partners	Debt-to-income ratio:	4.91%
Length of employment:	5 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Market Resource Partners
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	19
Revolving Credit Balance:	$11,235.00	Public Records On File:	0
Revolving Line Utilization:	82.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Market Resource Partners?	I hold a Sales position here at MRP. It is my job to introduce our services to the largest technology companies in the world. I exceed my sales goals over quarter. I hope this helps answer your question.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	This loan alone with my bonus coming at the end of the month will pay off all my debts which all have a higher ARP than lending tree is providing. The loan will help me greatly and appreciate your support. I was in business for myself for a number of years and when the economic begin to slip, my company went with it. I'm now back on my feet and this will be the last of all the debt owed.
1. Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month"), and say which you'll be paying off with this loan. 2. What is your job and how stable is it? 3. What was the delinquency from 19 months ago? Thanks.	Thanks for your interest. The loan amount will go and cover credit card debt with higher ARP than Lending Club is providing. I work for a technology marketing company and have been back in my sales position for about 15 months now and rank among the leaders. Prior to landing back at my old organization, I ran my own business which took a turn for the worst. It completely whipped me out and then some trying to keep me and my employees above water. I am now back on my feet and going strong, this is the last of the debt and I hope to have it paid off in a year timeframe. I hope this helps answer your questions.
Can you please specifically list the debts you'll be paying off, rather than just saying that it's credit card debt with higher rates? For example: "Credit Card 1, $2000, 20%, $100/month". Also, what was the delinquency from 19 months ago?	Credit Card 1: $10,000 - amount needed to borrow to pay off. 400 per month. Credot Card 2: $1,100 - will be paid off this week As I mentioned the delinquency was just for not being able to keep up with payments when my debt was well over 30k at the time of my falling business. In that time I have been able to pay back with interested 20k , leaving just 10k remaining. I hope this helps.

Member Payment Dependent Notes Series 666141

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666141	$4,800	$4,800	11.11%	1.00%	February 7, 2011	February 15, 2014	February 15, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666141. Member loan 666141 was requested on February 1, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Frank Felino Architect	Debt-to-income ratio:	18.30%
Length of employment:	< 1 year	Location:	farmingville, NY

Home town:
Current & past employers:	Frank Felino Architect
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/01/11 > Getting these bills paid!!

A credit bureau reported the following information about this borrower member on February 1, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,420.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at your current job, and where did you work before that?	I'm a carpenter---I do home renovations, which consist of the following: windows, doors, siding, extensions, sheetrock, trim work, tiling, framing, ect. I've been in the construction business since I was 18 yrs old. Before this, I worked for an ahpolsterer, while I was in high school. That consisted of making furniture cushons, removing and installing fabric from chairs and couches.
Is this for a CAR or for bill consolidation?	The loan is for both. I have about $2500 worth of work that needs to be done to my truck. The rest will be going to bills and such. Work has been extremely slow the past few weeks. I will have steady work for the next few months or so, that's guaranteed. I use my truck everyday for work and need it to be running 100%. I only need 5 more weeks worth of checks to be eligible to collect unemployment. That way, if I have no work for a few weeks, I'll be able to collect and still pay all my bills. I make it my number one priority to pay all of my bills on time. If you check my payment history, you'll see that. I hope I answered your question. Thanks and have a great day.

Member Payment Dependent Notes Series 666196

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666196	$4,000	$4,000	5.42%	1.00%	February 4, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666196. Member loan 666196 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,883 / month
Current employer:	CompuCom Systems	Debt-to-income ratio:	12.97%
Length of employment:	2 years	Location:	Charlotte, NC

Home town:
Current & past employers:	CompuCom Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,021.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at CompuCom Systems and where did you work prior to that?	I do PC desktop support. My previous employer was QualxServ LLC.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	to be paid in full: CitiCards (credit card) - $1,621.04 - 23.99% Discover (credit card) - $1400.00 - 23.99% and paid in part: up2drive (auto loan) - $4229.50 - 6.99%

Member Payment Dependent Notes Series 666215

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666215	$7,200	$7,200	5.42%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666215. Member loan 666215 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	27.31%
Length of employment:	6 years	Location:	Ontario, CA

Home town:
Current & past employers:	Time Warner Cable
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Hello fellow investors! I am also a LC lender and now am on the borrower side. I'll get the point on the reasons for my request. Goals: - Paying down my 401k that was used to help my MBA tuitions. (4.25% vs 6-7% with Direct Loans) - 401k loan is priorty as I will incur a heavy tax penalty since I am planning to move up in my career with a different company (when I leave, payment is due is full) - Paying down partially CC $6000 @ 15% - Also have auto loan 15k balance @ 7% With this loan, I should hopefully save approx 3-4% interest as I plan to pay off the loan in 18 to 24 months. If you have any questions let me know. I will very transparent since I'm also an investor and have a good idea of what type of info you want. -tn

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$962.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Time Warner Cable?	I am a NOC Tech - I monitor the network for service impacting events.
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. Your position at current company 3. Previous work experience 4. Itemized monthly expense 5. Anyone who you need to financially support, for example, your children. 6. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions. Good luck with your loan!	1) Purpose of loan is debt reduction with the focus of paying off the 401k loan first. This is to ensure I don't incur a tax penalty. Moving to a different company is consider early widthdraw and will be severely taxed. This is preventing me from moving up in my career. Currently I am paying minimum as I am on a BT intro rate of .99% however this rate will increase for 15% next month. I will not be closing any credit cards after this loan. 2) Current position is a NOC Technician. 3) Prior this, I was a technical support analyst for a computer component manufacturer and a technical support rep for a laptop manufacturer. 4) auto & ins 600 rent 400 cell phone 100 amex 20 ( current balance is 70, almost done WOO HOO!) gas 200 food 250 student loan 240 (deffered but am opting to pay the unsubsidized to lessed the interest) 5) No dependents. I am not married and need only support myself 6) Homeowner that rents to me has no debt other then a mortgage Although you did not request, I have 18k in option trading account (stocks) of which I plan to sell in within 6 months to assist in debt reduction. Hope that helps. - tn

Member Payment Dependent Notes Series 666244

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666244	$3,850	$3,850	12.68%	1.00%	February 8, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666244. Member loan 666244 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Archstone Apartments	Debt-to-income ratio:	11.21%
Length of employment:	2 years	Location:	Brookline, MA

Home town:
Current & past employers:	Archstone Apartments
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	18	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,607.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 666299

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666299	$10,000	$10,000	10.37%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666299. Member loan 666299 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Somerset tire service	Debt-to-income ratio:	10.05%
Length of employment:	7 years	Location:	Somerset, NJ

Home town:
Current & past employers:	Somerset tire service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,495.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	i have about $13,000 worth of debit in credit cards. my interest rates range from 14.9% to 21%. these are all the debits i am trying to consolidate. i was helping a sibling while he was unemployed and had some legal trouble. He is now employed so he no longer needs funding
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	i know how it is to work extremely hard for my money. no need to worry i am defiantly going to pay every last cent back and exactly when the payments are due.

Member Payment Dependent Notes Series 666345

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666345	$6,000	$6,000	20.48%	1.00%	February 7, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666345. Member loan 666345 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	Dillards	Debt-to-income ratio:	15.50%
Length of employment:	7 years	Location:	Mulberry, FL

Home town:
Current & past employers:	Dillards
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I heard about Lending Club on CNN and thought I would look into it. I am looking to pay off debt and secure a more solid future for myself.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$4,657.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. The balance is 76,000 and there is no HELOC on my home. The current market value is 99,000.
Any other household income not listed above? Any dependents such as children?	Type your answer here. I did not put my wife's income on my application. She makes $3200 a month and we have one child still in school.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance.	Type your answer here. Car loan - 6611.00 16% will be in loan consolidation Car loan - 5207.00 16.4% will be in loan consolidation Revolving credit cards 4 totaling 4650.00 ranging from 21% to 24% all included in consolidation.

Member Payment Dependent Notes Series 666366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666366	$6,400	$6,400	17.14%	1.00%	February 8, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666366. Member loan 666366 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	hcesc	Debt-to-income ratio:	8.29%
Length of employment:	7 years	Location:	flemington, NJ

Home town:
Current & past employers:	hcesc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I plan to use the loan to reduce debt and put a down payment on a car. I have a stable job(been there 7 yrs) and my monthly budget has plenty of room for a payment of $160/month, which is what was proposed by this website.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,449.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts (amounts) you are carrying and not just the ones you would like to consolidate?	The only debts I am carrying are the ones I would like to consolidate, other than rent and monthly bills. The debts to be consolidated are: 3 credit cards totaling $2,789. The rest will be used for a down payment on a car.
What are your monthly expenses? How much debt are you currently carrying?	The only debts I am carrying are the ones I would like to consolidate, other than rent($925) and monthly bills($450). The debts to be consolidated are: 3 credit cards totaling $2,779. The rest will be used for a down payment on a car.
Your credit report says you have about $13,500 in revolving debt. Is this incorrect?	not completely sure what revolving debt is, but I do not owe $13,500 unless it is counting a year of rent payments.

Member Payment Dependent Notes Series 666395

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666395	$12,000	$12,000	10.00%	1.00%	February 8, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666395. Member loan 666395 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Memorial Health Systems	Debt-to-income ratio:	25.65%
Length of employment:	3 years	Location:	Colorado Springs, CO

Home town:
Current & past employers:	Memorial Health Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,469.00	Public Records On File:	0
Revolving Line Utilization:	59.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 365. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loans APR are identical. Required employment, optional income, verified early helps loan fund quickly. Pace quicker when loan nears expiration. Best option is to be FLEXIBLE. If Debt Consolidation, or CC Refi, more advantageous to accept a 75, 85, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you're automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I plan to use the funds for some emergency expenses and travel expenses that have come up. I also would like to keep some aside for emergency cash. I have a very good budget and have always paid my bills on time and usually pay extra. I just don???t have enough cash for what has come up. I work at a hospital and I assist in Cardiothoracic surgery. We are a very busy team. We are very specialized and have a tremendous amount of responsibility. Our call load and overtime is quite demanding. There are only 5 total on the team and two of which much be on call at any given time year around to include night, weekend, and holidays. This is why we have great job security and additional hours and shifts are easy to pick up. It???s usually harder to get a day off then work more. I work part time because of some other obligations and I also receive $1580.00 per month (non-taxable) and will for the next two more years. I???m a Staff Sergeant in the Guard and can work extra also if I needed. I just re-enlisted for another 3 years, and the military has zero tolerance for financial irresponsibility. If I were ever late on a bill, I would be in a lot of trouble. I follow a fitting budget for my lifestyle from the Dave Ramsey Financial Peace University using their envelop system. This works well for me and prevents me from overspending. My total living expenses are very low, and paying bills have never been a struggle for me. If I were to ever get in a bind, my parents make combined over $100,000.00 per year and my best friend/roommate is an optometrist who makes $150,000.00 per year. All three of which have offered to lend me money but I prefer not to unless I needed to. I???m a safe and reliable borrower and will set up Bill Pay with my bank as I do with most of my bills so that I never have to worry about mailing a check and so that I never miss a payment. I appreciate your business and the opportunity to borrow from you. Thank you! Tiffany Campbell
First of all I would like to say Thank You for choosing Lending Club for your borrowing needs. Two questions- What is Memorial Health Systems and what do you do there? Second- What will you be using the proceeds of this loan for? Thank You for your answers, Steve	Memorial Health Systems is the city hospital and it's network. It's a level 2 trauma hospital and very busy. I'm a Certified Surgical Technician-Cardiothoracic First Assist. An emergency expense came up and I don't have enough cash to pay for the expense and travel. I can make the payments easily but I don't have that lump sum sitting in my bank account. I don't want to charge up my credit cards because of the hight rate. I'm also going to set some aside for an emergency savings incase something else comes up. I'm also going to need to take another trip out to visit some family in a few months again due to illness in the family. Thanks for your questions and I'd appreciate your business! Tiffany

Member Payment Dependent Notes Series 666407

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666407	$10,800	$10,800	10.74%	1.00%	February 8, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666407. Member loan 666407 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	ARRIS	Debt-to-income ratio:	1.80%
Length of employment:	10+ years	Location:	Big Canoe, GA

Home town:
Current & past employers:	ARRIS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,946.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, have you already chosen a wedding date? Also, will you be using a wedding planner?	April 30th, yes, the Wedding planner is at the resort we chose...it comes with the package, thank goodness....... Palmetto Bluff
What is Arris and what do you do there?	ARRIS is a global communications technology company specializing in the design, engineering and supply of broadband services for residential and business customers around the world. You may have an ARRIS modem by your computer if you have your internet service through a Cable Company. ARRIS manufacturers these modems for hundreds of cable companies...Comcast, Time Warner,,,,,,etc. I am the Manager of our Domestic Customer Service Dept. Take care and have a great weekend!
I'm interested in funding your loan, but have a company of questions: 1) What is your current monthly expenses (i.e. rent, ultilities, food, phone, etc.) 2) Do you have any credit card balances? If so, what are the current balances, apr, and monthly payments you make on them? 3)What is your combined annual income after your married? 4)Do you have any funds already saved for the wedding? 5)If for some unfortunate situation, you, your fiancee, or both lost your jobs, what is your back up plan to payoff this loan?	I have provided all of the financial information you are requesting to The Lending Club. I will have to check with them to see if I am supposed to disclose any of that information on a Lender question. I will say, that my credit is good and I was preapproved instantly. This wedding is for my daughter. My exhusband is funding the wedding but, I think I should do my part. He has not asked me too but, I feel that I should contribute. I have $ saved but, need more to pay my half.

Member Payment Dependent Notes Series 666424

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666424	$6,000	$6,000	16.77%	1.00%	February 8, 2011	February 17, 2016	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666424. Member loan 666424 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	town fair tire	Debt-to-income ratio:	9.54%
Length of employment:	8 years	Location:	plainville, CT

Home town:
Current & past employers:	town fair tire
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > Buying a pair of jet skis Borrower added on 02/03/11 > Buying a pair of jet skis Borrower added on 02/03/11 > I am buying a pair of jet skis Borrower added on 02/03/11 > None Borrower added on 02/03/11 > None Borrower added on 02/03/11 > I am buying a pair of jet skis

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	21
Revolving Credit Balance:	$1,373.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 666465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666465	$1,000	$1,000	7.29%	1.00%	February 4, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666465. Member loan 666465 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,750 / month
Current employer:	Mentor Graphics	Debt-to-income ratio:	5.93%
Length of employment:	< 1 year	Location:	Portland, OR

Home town:
Current & past employers:	Mentor Graphics
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > This is for a more gas efficient method for me to commute. The difference in gas efficiency will have be the cost of financing this loan. I have never been late on any bills and feel a moral obligation to pay my creditors. I'm an honest and sincere guy. I have a thoroughly planned monthly budget with specific financial goals laid for the next 20 years, as well as the determination to meet those goals. Though a relatively new position, my job is extremely secure as I serve a very purposeful and profitable role in a global company. Thank you!

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,905.00	Public Records On File:	1
Revolving Line Utilization:	34.70%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 666468

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666468	$12,000	$12,000	18.99%	1.00%	February 4, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666468. Member loan 666468 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	3M	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Decatur, AL

Home town:
Current & past employers:	3M
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > We plan to consolidate our credit card debt with this loan. To my knowledge we haven't had a late payment on any of our debts or bills in 3-4 years. Our monthly budget / income is around 5800.00 a month. My employment is stable and my company is experiencing growth in it's sales and production.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$3,962.00	Public Records On File:	0
Revolving Line Utilization:	99.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 366. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. If a debt consolidation, or credit card refinance, more advantageous to accept 70, 80, 90 percent partially funded loan and pay off higher APR interest debts. After 6-months on time payments, you are automatically eligible to relist loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. Stable and business is good. 2. No, total yearly around 74000 last year. 3. Plan to repay faster but I like the option of the lower payment monthly. 4. We plan to pay it back it around 3 yrs. 4.I would like to receive full funding but would consider partial funding and check back later if necessary.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1. Mortgage balance is around 106000 no home equity lines on the home. 2. Our home appraised for 105000 last year.
I would like to help fund your loan, but please answer the following question(s): What do you do for 3M? Please list the credit cards (or other debts) with their corresponding balances, interest rates & minimum monthly payments that will be paid off with this loan. The L.C. community wants to fund loans, and this basic information helps tremendously. Thanks in advance!	I am a Sr. Film Processor (Quality control over a production line.) 1. Wells Fargo Visa: $3864.00 29.98% rate (Closed due to the unwanted rate hike) 125.00/ month. 2. Wells Fargo Visa Consumer Credit Line: $3870.00 28.97% rate(Same as above closed the account when they raised our rate.) $130.00/ month. 3. Barclay Visa: $3984.00 22.99% rate $120.00/ month.

Member Payment Dependent Notes Series 666473

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666473	$4,500	$4,500	5.42%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666473. Member loan 666473 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	1.05%
Length of employment:	n/a	Location:	Chicopee, MA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,560.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 666496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666496	$5,200	$5,200	15.28%	1.00%	February 8, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666496. Member loan 666496 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,917 / month
Current employer:	Roys Body Shop	Debt-to-income ratio:	24.75%
Length of employment:	7 years	Location:	Karnak, IL

Home town:
Current & past employers:	Roys Body Shop
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Just need a small loan to help purchase used s.u.v., What makes me a good borrower, I have never misssed a payment on nothing, Excellent credit score, Im in the auto collision industry.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,771.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Type your answer here. I am a Auto Collision Estimator / Refinisher, at Roys Body Shop, no one is reported in my income but myself, my income gross is 3200 monthly, abt 5200 per household. Plan off paying entire loan off within 2-3 yrs.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. Do you hold the title to your home under your *own* name? 2. What is the total balance of the mortgage loans and any HELOC you owe on your home? 3. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Type your answer here. Home is under my own name, 0 balance, no mortgage, Home worth around $130,000. I could easily just re-finance home, but just choose not to go that route at this point in time

Member Payment Dependent Notes Series 666584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666584	$6,000	$6,000	10.74%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666584. Member loan 666584 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Roane general hospital	Debt-to-income ratio:	23.06%
Length of employment:	4 years	Location:	MOUNT ZION, WV

Home town:
Current & past employers:	Roane general hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I am an RN in a small but busy hosptial working acute care. I have been off for 7 weeks for materrnity leave and plan to use the money for consolidating some personal debt and catching up after my maternity leave. Also to pay on medical bills, my 3 yr old broke his foot back in late fall and my infant was jaundiced after birth and had to stay on a bili light for 5 days which included daily blood work. Your assistance is very much appreciated and helps ease some of my mounting stress.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	31
Revolving Credit Balance:	$2,628.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 666595

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666595	$14,400	$14,400	12.68%	1.00%	February 8, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666595. Member loan 666595 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Stalwart	Debt-to-income ratio:	5.96%
Length of employment:	1 year	Location:	Greenville, SC

Home town:
Current & past employers:	Stalwart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > I want to be free of debt and on the road to financial peace and security. I just received a promotion and raise at Christmas from Engineer to Senior Engineer, and am starting to work on additional revenue from selling. My employer has experience growth for several consecutive years, despite the recession, and I am on a solid career track. While I agree with a lot of Dave Ramsey's principles and have made some good progress at paying down debt, I still have a loan at 35.99% from CitiFinancial as well a Bank of America Visa and an American Express that I want to pay off with this loan -- I will save in terms to time to pay off the debt and also total repayment, so Lending Club makes sense to me! My monthly take-home pay is $4654.48, budget breakdown follows: $470 -- tithe $900 -- rent (including utilities -- I live in a furnished community) $300 -- gas & car repair allowance $400 -- groceries $400 -- entertainment $400 -- dining out $400 -- open budget -- personal spending, saving for travel $600 -- debt payments balance is $500-$800, goes toward paying down debt and building emergency fund cell phone & internet paid by employer This loan will lower my required debt payments and allow me to grow my emergency fund -- I hope to have a down payment for my first home purchase by the end of the year!

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,534.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, your listing states that your revolving credit balance is about $6500. Can you please describe what the $14,400 will cover? Please include amounts and current interest rates. In addition, do you know why you have had 3 inquiries on your account over the past 6 months inquiries are usually made when opening new accounts or requesting additional loans/credit). Thanks.	Hi, thanks for the good questions -- here's the information you're looking for. The fully funded loan will disperse $13,680 cash after the Lending Club takes their origination fee of 5%. That amount will be applied to my debt. Debt to be paid off: CitiFinancial unsecured personal loan (not counted in revolving credit balance) at 35.99% APR, balance of $9,212, payoff of ~$5,000 Bank of America Visa at 23.24% APR, balance $5,200 American Express at 25.24% APR, balance $3,333 (balance fluctuates somewhat as I use this card for reimbursed business expenses e.g. travel and entertainment -- so the last time it was reported is was lower as I had applied my expense check to the balance) I don't anticipate leftover cash, but any will go into my emergency fund / downpayment savings fund. Here are the three inquiries you see: 1) Zales in September -- I was looking at financing my engagement ring. I ended up saving and paying cash (a bonus for excellent performance helped with that!), no balance based on this inquiry. 2) AVANTUS, LLC in December -- Mortgage prequalification inquiry -- I am qualified, of course, but have decided to save for a 10% downpayment so I can get a 15-year FHA mortgage without paying mortgage insurance, and also being so busy with work I don't have the time to fully survey the housing market 3) My leasing company did an inquiry when I moved to a new, larger unit
Thanks for the information. Just curious, why would you not apply the loan to the full amount of the highest interest balance first (i.e. pay all $9212 of Citi) before paying anything with a lower rate?	You're welcome. The amortization of the CitiFinancial loan means that while the balance is $9212, the payoff value is about $5000... i.e. the sum of my remaining payments is $9212 but I can pay it off now for $5000.
Wow! Excellent descriptions and answers to our questions. Most folks don't even write us a description, and others just text messy answers. You look like a great credit risk for me. Good luck!	Thanks!

Member Payment Dependent Notes Series 666607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666607	$4,450	$4,450	10.37%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666607. Member loan 666607 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Motorcycle USA	Debt-to-income ratio:	21.89%
Length of employment:	4 years	Location:	Central Point, OR

Home town:
Current & past employers:	Motorcycle USA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Funds will be used to pay off 3 credit cards. Those accounts will not be used again as i want to be debt free. I have a stable job i have been working at for almost 5 years as a network administrator with consistent raises. This will be the same money i pay now, however, the interest is much lower so my budget is not affected. However, i do plan on making higher payments to pay off the loan sooner.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,809.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	I would love to consolidate every one of my debts, however, i was not given the approval for the amount i need which is 8k. My debts i plan to pay off are: $1449 @ 29.99% $1324 @ 24.24% $1100 @ 29.99% $210 @ 29.99% I also have: $762 @ 28.24% $2222 at 13.24% $465 @ 29.99% $700 @ 28.99% For the second question, i have watched my money very closely and doing everything i can to snowball the current debt. All credit cards stay locked up in a safe so they cannot be used.

Member Payment Dependent Notes Series 666636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666636	$5,000	$5,000	5.79%	1.00%	February 8, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666636. Member loan 666636 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,833 / month
Current employer:	East Kentucky Network	Debt-to-income ratio:	3.28%
Length of employment:	5 years	Location:	Prestonsburg, KY

Home town:
Current & past employers:	East Kentucky Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > I am planning to have the kitchen floor completely replaced and tiled, new plumbing, a few new cabinets, the entire kitchen repainted, a new range and deep freeze unit.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,772.00	Public Records On File:	0
Revolving Line Utilization:	10.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. What do you do at East Kentucky Network? Wishing you the best.	Hello, and thank you for your interest. My official title there is "I.T. Server & Security Administrator". I am responsible for installing, configuring, securing and maintaining their Linux-based servers. For a little more clarification, East Kentucky Network is a parent company formed by several local businesses merging. The local businesses chose to continue to do business under their old names as that was what their customers were used to. However, our paychecks, W2s, etc. are all in the name of East Kentucky Network. The division I work for is Appalachian Wireless, who provide cellphone service to the region (like Verizon but smaller and regional). EKN also includes several other telcos, an ISP, a security company (like ADT but again, smaller and regional) and a few others. I hope that helps. Thanks again for your interest.

Member Payment Dependent Notes Series 666646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666646	$3,850	$3,850	11.11%	1.00%	February 4, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666646. Member loan 666646 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	CVS	Debt-to-income ratio:	9.54%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	CVS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$1,071.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
(1) What's your job position at CVS ? (2) What is it you intend to do with the funds if this loan completes ?	I am an assistant manager an CVS which paid me 47K last year and also I have a second job I am a manager at AMC, which paid me little under 30k however there was no option for two jobs on lending club. I am trying to open an account at Interactive Brokers I have close to 7K saved up and need the rest to reach minimum of 10K.

Member Payment Dependent Notes Series 666648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666648	$2,000	$2,000	7.66%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666648. Member loan 666648 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	19.00%
Length of employment:	n/a	Location:	otego, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > 13.1 Ac in the Marcellus shale formation also has Utica shale and herkermer sand stone under it. paying 19,500 for land. Was short 2,000.00 I have 56 Ac already in this area.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,947.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$2000 seems inconsequencial relating to a land purchase. Please elaborate, Property value? Acreage? Purpose? Total price? Will you be sole owner or joint?	Land will be in my name only. 13.1 Ac. Price is 19,500.00 It is in Chenango county NY It has several Natural gas producing Formations under it. Marcellus shale, Utica Shale and Herkemer Sand Stone. I,m Just short 2,000.00 to close. Great investment Also abount 10k in Lumber on the land.
What do you plan to do with this money?	Purchase land in Chenago County NY. It has several Natural gas Producing Formations Including Marcellus Sahle Utical Shale and Herkermer Sand Stone. I already purchased 56 Ac in this area. Purchase price is 19,500.00 Just short 2,000.00 To close Will be in my name only with no leans on the land. I also help other investers purchase land in these formations. Broom county people have leased there land for 5700.00 an Ac for a 5 year lease and 20% Royalties this is right below Chenango county.

Member Payment Dependent Notes Series 666703

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666703	$9,600	$9,600	14.91%	1.00%	February 8, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666703. Member loan 666703 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Clark County School District	Debt-to-income ratio:	13.72%
Length of employment:	10+ years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Clark County School District
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Debt Consolidation

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	46
Revolving Credit Balance:	$8,020.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	1. I am a secondary education teacher. I teach English at a community college high school; it is a section of the Clark County School District Las Vegas, that is my employer. 2. My spouse's income is not reported as part of my income. So together with my spouse, our income is about 185,000 a year. 3. Service loan for 4-5years.
Hi, Since this is a debt consolidation loan, could you please list your debts, interest rates, and the amount you pay every month. For example CC1 $2000 balance, 23.9% APR, $200/month. Thanks in advance for answering my question. Sincerely, -LL Herndon, VA	Credit Card 1-Balance 3,500 APR 20.99%. I pay 140 per month, but the monthly minimum payment is about $80.00 Credit Card 2-Balance 2,800 APR 23.99%. I pay about 140 per month as well. Credit card 3-Balance 1,980 APR 23.99%. I pay about $70.00 per month. Credit Card 4-$675.00 balance. APR 24.99% I pay about $25.00 per month.
Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. If you make $185k/year, why do you need a loan to take 4-5 years to pay off $9k of debt? Thanks.	-Credit Card 1-Balance 3,500 APR 20.99%. I pay 140 per month, but the monthly minimum payment is about $80.00 Credit Card 2-Balance 2,800 APR 23.99%. I pay about 140 per month as well. Credit card 3-Balance 1,980 APR 23.99%. I pay about $70.00 per month. Credit Card 4-$675.00 balance. APR 24.99% I pay about $25.00 per month. -I am trying to pay all of these so that I can have only one monthly payment to make. I only chose an extended time so that I can be sure that I make my payments on time every month without any stress. I may pay it off even a year or two sooner.The $185K is a combined income with most of it from my husband. We have two kids in college, and his income pays a great chunk of their tuition and fees.
What were the 2 credit inquiries for that are on your credit report?	One of the credit inquiries was when my husband and I wanted to refinance our property sometime around November, and the other credit inquiry was sometime around the summer month when I wanted to cosign for my daughter to buy a car. She changed her mind about it anyway, so the car was not purchased after all.
If your husband makes well over $100k/year, why didn't he apply for this loan? Wouldn't his profile look more attractive? Does he carry extra debt or have a lower credit score?	That would be a question that only he can answer. All I know is that he takes full responsibility for paying tuition and fees for our kids who are in college.

Member Payment Dependent Notes Series 666719

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666719	$9,000	$9,000	20.48%	1.00%	February 8, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666719. Member loan 666719 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Matadors Community Credit Union	Debt-to-income ratio:	20.06%
Length of employment:	2 years	Location:	SYLMAR, CA

Home town:
Current & past employers:	Matadors Community Credit Union
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,286.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, if you don't mind, can you tell us the purpose for the loan? Also, what do you do, and could you verify your income with Lending Club? Thanks - it'll help you get your loan funded much faster.	The purpose of the loan is to purchase my grandmothers house. Unfortunately, because she has been late on all her payments for the past year, refinancing was impossible and a personal loan is the only way I could go. I'd be more than happy to provide proof of income as soon as I recieve the email letting me know what I have to do. Thanks
What is the purpose of this loan?	The purpose of the loan is to purchase my grandmothers house. I have been working with a mortgage rep for the past month but because my grandmother was consistantly late and I am just being added to the title taking a loan out against the house is not an option. Thanks
Hi! I am interested in funding you. Please explain following items to clarify your loan. 1. Purpose of this loan. If for credit cards, how much are you paying back now? Also, Number of credit card that you are not going to close by this loan. 2. The reasons that you accumulated this debt. 3. Your position at current company 4. Previous work experience 5. Itemized monthly expense 6. Anyone who you need to financially support, for example, your children. 7. Anyone who bring income into your household. Are they in debt? Thank you for answering my questions.	1.The purpose of the loan is to purchase my grandmothers house. I am not paying any credit cards. I have 1 credit card with a balance and 2 that are paid off. 2. Some of the debt is because I got excited about having a high credit card balance, and some is from paying for my dad's rehab. 3. I am a Financial Service Representative for a credit union. I open new accounts, take loan applications, and also work on the teller line. 4. I have been in banking for the past 5 years. Before that I worked at Starbucks for a year and a half. 5. $391.00 Car Payment $140.00 Car Insurance $105.00 Cell Phone $120.00 Credit Card Payment 6. No dependents 7. There is more household income and I'm sure they are in debt but it will not be used for this loan at all. Thanks
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 5-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 4-5 yrs? 3-4 yrs? 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	I am a Financial Service Representative at a Credit Union. I open new accounts, take loan applications, and also help out on the teller line. No one else's income was used in my reported Gross Income. My household income is around $90,000.00 per year, but none of that will be used for this loan. The purpose of the loan is to purchase my grandmothers home. My dad and my brother currently live in the home, and I have no plans to move in, but they are just getting on there feet and are unable to take it over.I asked for 5 years because thats what I can afford on my own without any assistance. I hope to rent out a couple of the rooms which would allow me to pay it off sooner. I hope this answers all your questions Thanks
What are your plans for this money?	I am purchasing my grandmothers house. Taking out a loan against the house is not possible because she was consistantly late and I am just being added to the title.
What do you plan to do with the loan proceeds? What is your position with the credit union? Any other income earners in your household?	The proceeds are going to be used to purchase my grandmothers house. I am a Financial Service Representative. I open new accounts, take loan applications, and also work on the teller line. There are other income earners but they will not be used for this loan in any way. Thanks
You have listed a credit union as your place of employment; why do you not get this loan from your employer, you would likely receive a better interest rate?	I looked into it. My credit is ok but it is not great and we are very stringent in our lending. My rate would be a little better but not too much. I talked to a loan officer I trust and he advised me to look elsewhere because my application would have to go through a loan officer, 2 VPs, and the CEO.
-How much is your monthly rent? -What is the purchase price of your grandmothers house and what kind of house is it? Thanks.	I don't pay rent I live with my mother. The principal balance on the existing loan is a little less than $8000.00. The payments are $850 including taxes and insurance. Its a pretty basic 5 bedroom house. Thanks
I know you have been asked many questions (some repeated) and you're probably getting upset, hang in there you're doing a great job answering the questions, but I have another question. Do you need more than $9000 to purchase your mother's house? If so, how do you plan on getting the balance of the money needed, please explain in detail.	The principal balance is a little less than $8000.00. The payoff will be more because of interest and fees. I do not have the exact number at this time. If the $9000.00 is not enought to pay it off my dad will continue to make the monthly payments until it is, which shouldn't be that long. Thanks for the encouragement. It did get a little repetitive, but hey, I'm asking for your money. You can ask me the same questions as many times as you would like.
Hi, Thank you for coming to Lending Club for your borrowing needs. No questions to ask, just a thank you for your patience and your detailed answers to the many questions!	Your welcome. Thank you for investing in my loan. The first day was a little overwhelming, but this has been a fun experience. I will definitely come back again. Maybe one day I can invest.
I second the "thanks" others have given you - you have been very patient with all of the questions. Also, your statement, "hey, I'm asking for your money" shows a refreshingly high level of respect for the risk lenders take. My six year old son (under my supervision, of course), is going to help fund your loan with his allowance and Christmas money, and your payments will help him have a better chance of pursuing a higher education down the road - so we all win! Best of luck!	Thank You! I never thought of it that way. That's just the icing on the cake of my experience with Lending Club. I'm glad I can help.

Member Payment Dependent Notes Series 666725

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666725	$16,000	$16,000	13.06%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666725. Member loan 666725 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,007 / month
Current employer:	University of Florida	Debt-to-income ratio:	3.56%
Length of employment:	10+ years	Location:	Gainesville, FL

Home town:
Current & past employers:	University of Florida
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1985	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,561.00	Public Records On File:	0
Revolving Line Utilization:	86.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? (4) Usually 300 loans listed; today 366. Not all 100 pct fund. Loans 60 pct plus funded when their 14-days expired eligible for issue. When listing expires, IF loan 60 pct PLUS funded, will you accept partial loan? (FYI: Partial, and 100 pct, loan APR are identical. Required employment, optional income, verified early helps loan to quickly fund. Pace quickens when loan nearer it's expiration. Best option is to be flexible. More advantageous to accept 75, 80, 90 percent partially funded loan because after 6-months making on time payments, you are automatically eligible to relist the loan's unfunded $ amount or can list new loan purpose, $ amount.) Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Good Evening, I'm the fiscal manager/auditor in the Facilities Planning & Construction department of the University of Florida. We manage all the construction on campus over $3,000,000. As one of the largest Universities in the state we are continually trying to update our facilties and build new and better facilities to keep our University as the flag ship of the State University System. The income reported of $72,000 is my income and the total household income. I don't have any dependents or spouse/partner. The goal is to repay the loan in 24 months. Yes I would still persue the loan if only partially funded. Thank you for your consideration!
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	Hi! The balance of the mortgage is just a little over $100,000. A few months ago when I thought of taking advantage of the lower interest rates the market value had dropped to $104,000. I don't have any home equity loans or any other type loan on the house.
What is the vacation you'll be taking, and will the full $16k go towards it? If not, what will it go to? What are the two recent credit inquiries from?	Hi! My brother and I are planning a two week fishing trip to Alaska. My Dad recently died and he has been his caregiver all these years. So before he goes back to the gainfully employed we'd like to take our dream vacation. Six Thousand of the loan will pay off my credit card debt and the remainder will be used for the trip. The two credit inquiries were for the truck I traded for and the lap top I bought through the Dell program at work. It was 6 months no interest.
Hello! I am interested in funding your loan. Please list out your monthly net income (after-tax) and a break out of your monthly expenses. Thank you.	Bi-Weekly Amount 2,093 (After Tax) Mtg 1286 15 yr Ins 202 Utilities 347 (inc phone cable internet) Loans 892 (truck/boat)

Member Payment Dependent Notes Series 666742

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666742	$8,500	$8,500	10.00%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666742. Member loan 666742 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,106 / month
Current employer:	Embry Riddle Aero Univ	Debt-to-income ratio:	19.32%
Length of employment:	4 years	Location:	Daytona Beach, FL

Home town:
Current & past employers:	Embry Riddle Aero Univ
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,231.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	(1)What is your position (brief job description) with employer? I am a certified flight instructor and I currently work at Embry Riddle Aeronautical University and have been employed there for four and a half years. (2)Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? I am single and currently have 3 sources of income. First is my full time job at embry riddle aeronautical university where I make $36k annually, second is a part time contract work as an Independent Flight Instructor where I make $100-$300 per month, and third is GI Bill benefits of $700 per month for going to college part time. I make anywhere between $2000 to $3000 per month (3)Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? I currently have one loan and three credit cards with balances. The one loan I currently have will be paid off by the end of February 2011 upon receipt of my 2010 tax returns. The remaining three credit cards totaling $8450 is the last of my debt and I would like to consolidate them all to one loan to make one payment and cut back on interest charges. This new loan would be my only bill aside from monthly living costs. I plan to pay more than the minimum payment and in one year using my 2011 tax returns to pay it off completely.

Member Payment Dependent Notes Series 666779

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666779	$10,000	$10,000	9.63%	1.00%	February 7, 2011	February 16, 2014	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666779. Member loan 666779 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Kostal	Debt-to-income ratio:	15.26%
Length of employment:	10+ years	Location:	UTICA, MI

Home town:
Current & past employers:	Kostal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,375.00	Public Records On File:	0
Revolving Line Utilization:	70.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate as well as the debt(s) you are not looking to consolidate? Secondly, has anything occurred to avoid accruing new debt?	Let me give an explanation of what I am doing. I have my primary residence (with a secondary loan). I would love to refinance the first mortgage because it is at 6.125% 30 yr fixed. I am having a very hard time doing this because of the 2nd loan. With this loan I am going to pay off the 2nd loan (15 yr 8.99%) and it will allow me to re-fi my 1st loan saving me almost 300/mo. This is a great scenario for me because not only will I pay off the 2nd loan a lot faster but the saving from the re-fi will basically pay for this loan. I can go to the bank but I thought this was a cool concept. I do have approval from a bank already but I want to see if this works. I have never defaulted on any debt in my life (I'm 35) and I haven't been unemployed since I started working after college (22).

Member Payment Dependent Notes Series 666835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666835	$4,000	$4,000	16.02%	1.00%	February 4, 2011	February 16, 2016	February 16, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666835. Member loan 666835 was requested on February 2, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	henderson engineers	Debt-to-income ratio:	13.33%
Length of employment:	4 years	Location:	avondale, AZ

Home town:
Current & past employers:	henderson engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/02/11 > Looking to get rid of my citi financial loan, which is at 27%.

A credit bureau reported the following information about this borrower member on February 2, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,420.00	Public Records On File:	0
Revolving Line Utilization:	55.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	1) total balance is $210,000 with no HELOC oepn 2) current value at approx $101,000

Member Payment Dependent Notes Series 666970

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666970	$5,000	$5,000	10.37%	1.00%	February 8, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666970. Member loan 666970 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	n/a	Debt-to-income ratio:	16.37%
Length of employment:	10+ years	Location:	Rimrock, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	25
Revolving Credit Balance:	$2,233.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 666999

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
666999	$1,200	$1,200	7.29%	1.00%	February 7, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 666999. Member loan 666999 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	Black Box	Debt-to-income ratio:	4.09%
Length of employment:	10+ years	Location:	zimmerman, MN

Home town:
Current & past employers:	Black Box
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > Thank you, this will help me go from 18% to 9%.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,387.00	Public Records On File:	0
Revolving Line Utilization:	15.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 667144

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667144	$6,500	$6,500	11.11%	1.00%	February 7, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667144. Member loan 667144 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	FedEx Freight	Debt-to-income ratio:	12.28%
Length of employment:	10+ years	Location:	ELKTON, MD

Home town:
Current & past employers:	FedEx Freight
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > We have a 2007 Honda accord that's paid for and that could be collateral for this loan.

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,026.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Over the road truck driver for FedEx Freight - have worked for them for almost 13 years. No co-borrower and my gross income for 2010 was $98000. It will take me 18 months to 2 years to pay off this loan - I chose 3 year payoff but don't expect it to take that long. FedEx may reinstitute bonuses we got quarterly until 2009, and if they do, that extra income will go toward this loan. Thank you for your past service to our country and for investing - I am a sure bet as a customer with a 712 credit score.
What will this loan pay off? Please list all of your debts, including interest rates, balances, and monthly payments (for example, "Credit Card 1, $2000, 20%, $100/month") and say which of these debts you'll be paying off with this loan. What is this debt from, and what will you do to avoid accruing more debt in the future? What is your job and how stable is it? Thanks.	I have an extremely stable job with high seniority with FedEx Freight. I have been in the trucking industry for over 20 years - almost 13 years for FedEx. This is not a debt consolidation loan but money needed relating to my house - closing costs for a refinance and some remodeling costs. I have a 2007 paid for vehicle that can be sold if unforeseen circumstances prevent paying off this loan.
Do you have a spouse or partner that provides additional income to the household? If so, what is your combined net take home pay per month? What do you intend to use the loan for?	My spouse is not employed now but plans to go to work in the fall. This loan is based on my income only, which the net Is about $6000 per month, depending on how much I invest in my 401K. This loan amount is about 5 weeks worth of my take home pay, and it's for house related expenses.
I understand that this is not a consolidation loan, but can you give us a brief overview of your current debt? What are your total debts, interest rates, and monthly payments? Also, how much do you put in your 401k per month, and would you put that amount toward paying off this loan if it become necessary? Thanks.	My total assets are close to $400,000 including my 401k and debts about $280,000. My monthly payments add up to about $2300 and my interest rates range from 3.4% to 13%. My mortgage will now be at 3.4, car loan is at 7.9, credit cards are 7, 9.9 and 13. I contribute about $200 a month into my 401k and the company matches it, and yes, I would pay off this loan instead if it was necessary.

Member Payment Dependent Notes Series 667247

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667247	$4,200	$4,200	10.00%	1.00%	February 8, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667247. Member loan 667247 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,800 / month
Current employer:	Beards Custom Cabinets	Debt-to-income ratio:	18.61%
Length of employment:	10+ years	Location:	Redding, CA

Home town:
Current & past employers:	Beards Custom Cabinets
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,112.00	Public Records On File:	1
Revolving Line Utilization:	94.90%	Months Since Last Record:	116
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the public record on file?	Type your answer here.I am sorry I do not understand the question.

Member Payment Dependent Notes Series 667352

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667352	$1,500	$1,500	12.68%	1.00%	February 7, 2011	February 17, 2014	February 17, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667352. Member loan 667352 was requested on February 3, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	King kullen	Debt-to-income ratio:	10.03%
Length of employment:	9 years	Location:	FREEPORT, NY

Home town:
Current & past employers:	King kullen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/03/11 > funds will go to federal and state taxes, I plan to repay this as quickly as possible. I have a second income working at a second job

A credit bureau reported the following information about this borrower member on February 3, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	16
Revolving Credit Balance:	$6,104.00	Public Records On File:	0
Revolving Line Utilization:	92.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 667646

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667646	$4,000	$4,000	5.42%	1.00%	February 8, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667646. Member loan 667646 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Cloud Inc	Debt-to-income ratio:	14.63%
Length of employment:	< 1 year	Location:	San Luis Obispo, CA

Home town:
Current & past employers:	Cloud Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,941.00	Public Records On File:	0
Revolving Line Utilization:	24.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cloud Inc and where did you work prior to that?	I was hired as a machinist at Cloud Inc around April of 2010, operating and programming a CNC milling machine. Since then my duties have extended to taking over the CAD department, making 2D parts drawings, 3D models of parts and assemblies of different machines we make here at Cloud. I also help with deburring, shipping, and IT work for the owner and his computers when needed. Prior to working at Cloud I was attending Cal Poly, San Luis Obispo for a degree in Manufacturing Engineering.

Member Payment Dependent Notes Series 667752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667752	$8,000	$8,000	14.91%	1.00%	February 8, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667752. Member loan 667752 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Oregon Health & Science University	Debt-to-income ratio:	22.19%
Length of employment:	6 years	Location:	Beaverton, OR

Home town:
Current & past employers:	Oregon Health & Science University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,129.00	Public Records On File:	0
Revolving Line Utilization:	85.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi borrower. I'm interested to help fund your loan. My questions are: (1) What is your position (brief job description) with employer? (2) Is spouse, or partner's, income included in your reported Gross Income Per Month? If not included, what is your household's total Gross Income Per Month, or Per Year? (3) Lending Club loans feature NO prepayment penalty. You initially selected 3-years for loan repayment length. Length of time that you realistically intend to service loan (an active status) before paid off: Full term 3-yrs? Or Short term: (Approximate number YEARS): 2-3 yrs? 1-2 yrs? Less than 1-yr? Best wishes your loan fully funds. Lender: 505570. U.S.Marine.Corps.Retired. Va Beach, VA	Hi U.S. Marine Corps. Retired, 1) Currently I work at the Dean's Office in the Oregon Health & Science University School of Medicine. Most of my duties involve organizing things, such as scheduling meetings with the Dean & others, drug screening for new employees. I'm probably best described as a desk jockey. 2) I only reported my income. With my spouse, we would be at 65,000/yr. I just did our taxes, so the numbers are right next to me. 3) I expect the loan to be active for the full three years. Even though I am busy paying off other loans, this one is for only three years, which will likely be the amount of time I need to be debt free, excluding student loans. I appreciate your consideration and your service. I was an Army Medic from about 1986-1994 and saw a little action in Saudi Arabia, Iraq and Kuwait.
What do you do at Oregon Health & Science University?	Hi CriticalMass, Currently I work at the Dean's Office in the Oregon Health & Science University School of Medicine. Most of my duties involve organizing things, such as scheduling meetings with the Dean & others, drug screening for new employees. I'm probably best described as a desk jockey. The University is also helping financially while I get a Masters of Science in Health Care Management. They are a very good employer.

Member Payment Dependent Notes Series 667788

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
667788	$2,000	$2,000	7.66%	1.00%	February 8, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 667788. Member loan 667788 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Law Office of Jillian Sidoti	Debt-to-income ratio:	3.40%
Length of employment:	2 years	Location:	Temecula, CA

Home town:
Current & past employers:	Law Office of Jillian Sidoti
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/04/11 > I am requesting a loan so that I can purchase a motorcycle which is also my primary vehicle. I intend to spend no more then $1500 dollars on the bike itself, which will leave me a $500 cushion to get insurance/registration and a helmet. I have enough money in my personal saving to purchase this outright, but to avoid financial burden, I prefer to have large transactions such as this financed. I also plan on paying my loan back in automated monthly installments of $100 a month so that I can pay my loan off in less then 3 years, thus incurring a minimum interest charge. Thanks for considering my proposal.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,256.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Law Office of Jillian Sidoti and where did you work prior to that?	I work as a Personal Assistant to Mrs. Sidoti as well as handling her online entities and websites. Prior to my job with the law office I worked various constructions jobs, mainly landscape construction and design.

Member Payment Dependent Notes Series 668020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
668020	$1,500	$1,500	14.17%	1.00%	February 8, 2011	February 18, 2014	February 18, 2016	$0

                This series of Notes was issued upon closing and funding of member loan 668020. Member loan 668020 was requested on February 4, 2011 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	brooks howell home	Debt-to-income ratio:	22.24%
Length of employment:	7 years	Location:	marshall, NC

Home town:
Current & past employers:	brooks howell home
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 02/05/11 > I work in nursing have been at the same job for 7yrs before that I was at the same job for 13 yrs. My monthly budget is 1370.00 also my daughter lives with me and she helps with her income . My living room flooring needs to be replaced.

A credit bureau reported the following information about this borrower member on February 4, 2011:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	34
Revolving Credit Balance:	$4,066.00	Public Records On File:	0
Revolving Line Utilization:	41.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Prospectus Supplement (Sales Report) No. 5 dated February 8, 2011